   As filed with the Securities and Exchange Commission on December 6, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                 Simon D. Collier, Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                       Date of fiscal year end: March 31

         Date of reporting period: April 1, 2007 - September 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO] ABSOLUTE Strategies
-----------------FUND


                              SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                              SEPTEMBER 30, 2007

[LOGO] ABSOLUTE
--------
INVESTMENT ADVISERS

  Absolute Strategies Fund and logo are registered service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are registered service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007

Dear Shareholder,

The Absolute Strategies Fund (the "Fund") continued to perform as intended given the Fund's risk exposures and risk-adjusted performance. Fund performance has been achieved with low volatility and low beta relative to the S&P 500 Index, while at the same time being broadly hedged against equity market fluctuations. From inception through September 30, 2007, the Fund's monthly returns have had a beta of 0.20, demonstrating that Fund returns were largely independent of this market index. The annualized standard deviation of monthly returns, a measure of portfolio volatility and risk, has been 2.1% with only 3 negative months since inception. Please see the accompanying table and chart following this commentary for complete return information.

There were many market dislocations during the past few months that proved to be a great stress test for strategies seeking absolute (positive) returns. Given our emphasis on risk management, the Fund performed well during this volatile period with 3rd quarter total returns for the Institutional, A and C Shares of 1.49%, 1.40% and 1.22% respectively. The Fund's July loss of 0.19% (Institutional Shares) was the only down month out of the past 16 months.

We were not surprised by the recent market turbulence. Our past quarterly commentary and annual report letter articulated our concerns with how loose credit, low risk premiums and leverage would hold up in an environment where credit tightens or liquidity moderates. We have also stated concerns for investors who attempt to diversify portfolios; many investments have shown broad asset correlations and sensitivities that include many hedge fund strategies. Some hedge funds had difficulty during the 3rd quarter, including a quarterly loss of -4.3% for the HFRX Equity Market Neutral Index.

Even though hedge fund volatility made headlines during the quarter, investors should not panic if their hedge fund is down 1-2% for the month when the S&P 500 is up; that is an "uncorrelated" investment. The problem (that justified our on-going concern) is that many hedge funds (and investment banks) have relied on easy credit, low volatility and excessive use of leverage to generate performance. Up until recently, this undisciplined approach had created a panacea of exciting returns with low volatility. Unfortunately, low volatility does not mean low risk, especially when using illiquid investments that are not marked to market, but are marked to a model. When highly leveraged portfolios are not valued appropriately, a dislocation is inevitable when conditions change (and they did). As a result, many market participants were forced to liquidate or write-down assets and de-lever their portfolios which dealt their investors sizable losses (leverage worked in reverse) and generated additional market volatility.

While investors have begun to reassess risk, many investments continue to rely on "Goldilocks" conditions, which usually do not coincide with times to engage in excessive risk taking. Investors should keep in mind that even long-term returns need to be weighed against the amount of risk in the investment. Through September 30, 2007, the equity markets have had a tremendous bull run as evidenced by the S&P 500's 5-year annualized return of 15.45%, yet the 7-year and 10-year annualized returns were 2.60% and 6.57%, respectively. Those are relatively modest long- term returns given the expected risk premium in equities.

                                      1               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007


As for expectations for continued volatility, it seems unlikely that dislocations in the credit markets will be solved in weeks or even months given the amount of collateralized debt obligations that many market participants are having difficulty valuing and determining losses on. Defining "exposures" at large institutions is highly complex and can be sensitive to changing assumptions, market conditions and hedging positions. Bad loans and collapsing valuations are something the Federal Reserve cannot necessarily fix by printing money and the fuel for "Goldilocks" may not be so cheap and easy in the future. Given the above, investors and advisors would be wise to assess how much of their investments "require" leverage or sensitivity to directional markets to generate attractive returns.

Although volatility may increase during upcoming quarters, we continue to be excited about the Fund's prospects over the next several years as dislocations in the markets may provide opportunities for new and unique managers and strategies. During the 4th quarter we plan to introduce two new strategies that we believe will enhance the mix of our strategies and potentially exploit market dislocations in the future. Please check our website, www.absoluteadvisers.com, for additional information including updates to the Fund's prospectus.

Thank you for your investment in the Absolute Strategies Fund.

Sincerely,
/s/ Jay Compson
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

The views in this report were those of the Fund's adviser as of September 30, 2007 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Since the Fund utilizes a multi-manager strategy with multiple sub-advisers, it may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non- diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Fund's principal investment risks please refer to the prospectus.

Beta is the measure of an asset's sensitivity to broad market moves, as measured for instance by the S&P 500 Index. A fund with a realized beta of 0.5 with respect to the S&P 500 Index would have received, on average, about 50% of the index returns when the market was up and about 50% of its losses when the market was down. Standard deviation indicates the volatility of a fund's total returns and is useful because it identifies the spread of a fund's short-term fluctuations. HFRX Equity Market Neutral Index combines core long holdings of equities with short sales of stock or stock index options. One cannot invest directly in an index or average.

                                      2               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2007

The following chart reflects the change in value, since the Fund's commencement of investment operations, of a hypothetical $10,000 investment in Institutional, A and C Shares, including (i) sales charges (if applicable) and
(ii) the reinvestment of dividends and distributions compared with broad-based securities market indices. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The total return of each share class includes the maximum 4.50% sales charge (A Shares only) and operating expenses that reduce returns, while the total return of each index does not include sales charges or expenses. The performance of each share class differs due to different sales charge structures and class expenses. During the period, Fund fees were waived or expenses reimbursed, otherwise returns would have been lower. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) ARE 2.15%, 2.54% AND 3.33% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.95%, 2.25% AND 3.00% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY. ALTHOUGH SUBJECT TO CHANGE, THIS WAIVER HAS BEEN RENEWED ANNUALLY ON JULY 31/ST/. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH END PERFORMANCE INFORMATION, PLEASE CALL
(888) 992-2765.

   INSTITUTIONAL, A AND C SHARES VS. S&P 500 INDEX AND LEHMAN BROTHERS U.S.
                                AGGREGATE INDEX

                                                               COMMENCEMENT OF INVESTMENT
AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/07            ONE YEAR    OPERATIONS 07/27/05
------------------------------------------            -------- --------------------------
Absolute Strategies Fund -- Institutional Shares        7.31%             5.56%
Absolute Strategies Fund -- A Shares (w/sales charge)   2.11%             2.99%
Absolute Strategies Fund -- C Shares*                   6.12%             4.59%
S&P 500 Index                                          16.44%            12.25%
Lehman Brothers U.S. Aggregate Index (since 07/31/05)   5.14%             4.17%

            INVESTMENT VALUE AS OF 09/30/07
            -------------------------------
            Absolute Strategies Fund -- Institutional Shares $11,251
            Absolute Strategies Fund -- A Shares (w/sales
             charge)                                         $10,663
            Absolute Strategies Fund -- C Shares             $11,028
            S&P 500 Index                                    $13,052
            Lehman Brothers U.S. Aggregate Index (since
             07/31/05)                                       $10,925

*C Shares commenced operations on January 13, 2006. The performance of C Shares prior to January 13, 2006 is that of the Institutional Shares as adjusted for the higher expenses applicable to C Shares.
                                    [CHART]

                                                                   Lehman
             Institutional                           S&P 500     Brothers U.S.
                 Shares     A Shares    C Shares      Index    Aggregate Index
             -------------  --------    --------     -------   ---------------

07/27/2005     $10,000       $9,550     $10,000     $10,000       $10,000
09/30/2005      10,079        9,619      10,073      10,117        10,024
12/31/2005      10,058        9,591      10,043      10,328        10,083
03/31/2006      10,360        9,859      10,314      10,763        10,018
06/30/2006      10,393        9,895      10,321      10,608        10,011
09/30/2006      10,484        9,973      10,392      11,209        10,392
12/31/2006      10,743       10,209      10,616      11,960        10,520
03/31/2007      10,918       10,365      10,759      12,036        10,679
06/30/2007      11,085       10,516      10,895      12,792        10,623
09/30/2007      11,251       10,663      11,028      13,052        10,925


                                      3               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

          SHARES SECURITY DESCRIPTION                         VALUE
          ------ --------------------                       ----------
          LONG POSITIONS - 101.0%
          EQUITY SECURITIES - 61.7%
          COMMON STOCK - 61.0%
          CONSUMER DISCRETIONARY - 9.0%
           1,300 Abercrombie & Fitch Co. (g)                $  104,910
           4,200 Adidas AG                                     274,549
          10,611 Aeropostale, Inc. (a)(g)                      202,246
           9,500 Ambassadors Group, Inc. (g)                   361,950
          39,950 American Eagle Outfitters, Inc. (g)         1,051,085
          11,300 AnnTaylor Stores Corp. (a)(g)                 357,871
           1,000 Autoliv, Inc. (g)                              59,750
           3,200 Barnes & Noble, Inc. (g)                      112,832
           5,209 Bebe Stores, Inc. (g)                          76,208
          15,225 Bed Bath & Beyond, Inc. (a)(g)(k)             519,477
           6,225 Big Lots, Inc. (a)(g)                         185,754
           6,400 BJ's Wholesale Club, Inc. (a)(g)              212,224
          15,400 Brinker International, Inc. (g)               422,576
           3,968 Brown Shoe Co., Inc. (g)                       76,979
           3,750 The Buckle, Inc. (g)                          142,275
           2,800 Buffalo Wild Wings, Inc. (a)(g)               105,616
          79,000 Building Materials Holding Corp. (g)          835,820
          25,150 Burger King Holdings, Inc. (g)                641,074
          61,730 CarMax, Inc. (a)(g)                         1,254,971
          59,925 Carter's, Inc. (a)(g)(k)                    1,195,504
           6,300 CDW Corp. (g)(k)                              549,360
           2,200 Centex Corp. (g)(k)                            58,454
           5,376 Charlotte Russe Holding, Inc. (a)(g)           78,705
           5,500 Chico's FAS, Inc. (a)(g)                       77,275
          22,435 Cintas Corp. (g)                              832,339
           2,000 Circuit City Stores, Inc. (g)(k)               15,820
          22,500 Coach, Inc. (a)(g)                          1,063,575
           9,190 Collective Brands, Inc. (a)(g)                202,731
           1,100 Columbia Sportswear Co. (g)                    60,841
          11,120 Costco Wholesale Corp. (g)                    682,434
          14,050 CROCS, Inc. (a)(g)                            944,863
           1,200 D R Horton, Inc. (g)(k)                        15,372
           3,300 Deckers Outdoor Corp. (a)(g)                  362,340
          13,676 Dollar Tree Stores, Inc. (a)(g)               554,425
          12,100 DreamWorks Animation SKG, Inc.,
                 Class A (a)                                   404,382
           1,200 Ethan Allen Interiors, Inc. (g)                39,228
           5,700 EZCORP, Inc., Class A (a)(g)                   76,665
          29,289 Family Dollar Stores, Inc. (g)                777,916
           2,800 First Cash Financial Services, Inc. (a)(g)     65,576
          12,000 Foot Locker, Inc. (g)                         183,960
          24,860 Ford Motor Co. (a)(g)                         211,061
          25,000 Furniture Brands International, Inc.          253,500
           2,616 GameStop Corp., Class A (a)(g)                147,412
           4,993 General Motors Corp.                          183,243
          22,350 Goodyear Tire & Rubber Co. (a)(g)             679,663
           2,700 Gymboree Corp. (a)(g)                          95,148
          13,000 Hasbro, Inc. (g)                              362,440
           4,800 Hibbett Sports, Inc. (a)(g)                   119,040

       SHARES  SECURITY DESCRIPTION                             VALUE
       ------- --------------------                           ----------
         4,500 HNI Corp. (g)                                  $  162,000
         4,500 Home Depot, Inc.                                  145,980
         2,500 Hovnanian Enterprises, Inc., Class A (a)(g)(k)     27,725
         1,550 International Game Technology                      66,805
         1,514 J Crew Group, Inc. (a)(g)                          62,831
         3,100 Jack in the Box, Inc. (a)(g)                      201,004
         4,000 Knoll, Inc. (g)                                    70,960
        24,150 Kohl's Corp. (a)(g)(k)                          1,384,519
        12,000 Las Vegas Sands Corp. (a)                       1,601,040
         1,200 Lennar Corp., Class A (g)(k)                       27,180
        35,200 Lowe's Cos., Inc. (g)(k)                          986,304
         3,610 Macy's, Inc. (g)                                  116,675
         1,500 Magna International, Inc., Class A (g)            144,465
         5,900 Maidenform Brands, Inc. (a)(g)                     93,692
         3,000 Marvel Entertainment, Inc. (a)(g)                  70,320
         4,800 McDonald's Corp. (g)                              261,456
         1,376 Men's Wearhouse, Inc.                              69,516
        18,050 MGM Mirage (a)                                  1,614,392
         4,790 Mohawk Industries, Inc. (a)(g)                    389,427
         4,337 Newell Rubbermaid, Inc. (g)                       124,992
        15,742 Nike, Inc., Class B (g)(k)                        923,426
           878 Nordstrom, Inc. (g)                                41,169
           300 NVR, Inc. (a)(g)                                  141,075
         9,000 Paccar, Inc. (g)                                  767,250
         7,100 Pacific Sunwear of California (a)(g)              105,080
         2,200 Papa John's International, Inc. (a)(g)             53,768
         9,900 PF Chang's China Bistro, Inc. (a)(g)              293,040
         8,300 Polaris Industries, Inc. (g)                      362,046
        45,700 Pulte Homes, Inc. (g)(k)                          621,977
         5,985 RadioShack Corp. (g)                              123,650
        27,905 Royal Caribbean Cruises, Ltd. (g)               1,089,132
         4,600 Ruby Tuesday, Inc. (g)                             84,364
         3,400 Ryland Group, Inc. (g)(k)                          72,862
         8,700 School Specialty, Inc. (a)(g)                     301,281
         4,050 Sears Holdings Corp. (a)                          515,160
        11,400 Select Comfort Corp. (a)(g)                       159,030
        50,400 Sonic Corp. (a)(g)                              1,179,360
       105,000 Standard-Pacific Corp.                            581,700
         2,527 Starbucks Corp. (a)(g)                             66,207
        58,500 Steak N Shake Co. (a)(g)                          878,085
        23,800 Steelcase, Inc. (g)                               427,924
         1,200 Target Corp. (g)(k)                                76,284
         1,300 Tech Data Corp. (a)(g)                             52,156
         4,100 Tempur-Pedic International, Inc. (g)              146,575
         2,600 Thor Industries, Inc. (g)                         116,974
        19,600 Tim Hortons, Inc. (g)                             683,060
         1,716 TJX Cos., Inc. (g)                                 49,884
         2,000 Toll Brothers, Inc. (a)(g)(k)                      39,980
        15,300 Toro Co. (g)                                      900,099
         3,300 Tween Brands, Inc. (a)(g)                         108,372
         2,000 Vail Resorts, Inc. (a)(g)                         124,580
        27,500 Wabash National Corp. (g)                         310,475
        23,100 Wal-Mart Stores, Inc. (g)                       1,008,315

See Notes to Financial Statements.    4               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

         SHARES SECURITY DESCRIPTION                          VALUE
         ------ --------------------                       -----------
          2,130 Warnaco Group, Inc. (a)(g)                 $    83,219
          5,550 Warner Music Group Corp.                        56,055
          8,400 Wendy's International, Inc. (g)                293,244
          6,900 Williams-Sonoma, Inc. (g)                      225,078
          1,600 Winnebago Industries (g)                        38,208
          1,400 WW Grainger, Inc. (g)                          127,666
          2,410 Wyndham Worldwide Corp. (g)                     78,952
         17,300 Wynn Resorts, Ltd. (g)                       2,725,788
          9,300 Yum! Brands, Inc. (g)                          314,618
                                                           -----------
                                                            41,259,890
                                                           -----------
         CONSUMER STAPLES - 6.3%
         38,000 Aaron Rents, Inc.                              847,400
         17,400 American Greetings Corp., Class A (g)          459,360
          2,500 AMN Healthcare Services, Inc. (a)(g)            46,825
         11,203 Anheuser-Busch Cos., Inc. (g)                  560,038
          8,500 Apollo Group, Inc., Class A (a)(g)(k)          511,275
          5,900 Arbitron, Inc. (g)                             267,506
          7,700 Blyth, Inc. (g)                                157,465
         27,000 Bowne & Co., Inc. (g)                          449,820
          8,700 Campbell Soup Co. (g)                          321,900
          5,692 Chiquita Brands International, Inc. (a)(g)      90,104
         10,400 ChoicePoint, Inc. (a)(g)                       394,368
         14,800 Church & Dwight Co., Inc. (g)                  696,192
         15,000 Clorox Co.                                     914,850
         53,000 Coca-Cola Co.                                3,045,910
          4,600 Comdisco Holding Co., Inc.                      54,280
          9,370 ConAgra Foods, Inc. (g)                        244,838
          3,200 Convergys Corp. (a)(g)                          55,552
          2,600 Corporate Executive Board Co. (g)              193,024
         20,800 Corrections Corp. of America (a)(g)            544,336
         17,091 Deluxe Corp. (g)                               629,632
          1,940 Fossil, Inc. (a)                                72,478
         34,700 Gartner, Inc. (a)(g)                           848,762
         19,400 Gevity HR, Inc. (g)                            198,850
         18,700 Hansen Natural Corp. (a)(g)                  1,059,916
          7,571 HJ Heinz Co. (g)                               349,780
          5,600 Hormel Foods Corp. (g)                         200,368
          6,600 ITT Educational Services, Inc. (a)(g)          803,154
          4,400 Jackson Hewitt Tax Service, Inc. (g)           123,024
          8,000 Jarden Corp. (a)                               247,520
          3,000 JM Smucker Co. (g)                             160,260
          1,800 Kellogg Co. (g)                                100,800
         12,229 Koninklijke Ahold NV, ADR (g)                  184,350
         10,000 Kraft Foods, Inc. (k)                          345,100
          7,046 Kroger Co. (g)                                 200,952
         14,200 Labor Ready, Inc. (a)(g)                       262,842
         11,555 Loews Corp. -- Carolina Group (g)              950,168
          5,243 McKesson Corp. (g)                             308,236
            915 Molson Coors Brewing Co., Class B (g)           91,198
          5,150 Moody's Corp. (g)                              259,560
         10,000 Pepsi Bottling Group, Inc. (g)                 371,700
         30,300 PepsiCo, Inc. (g)                            2,219,778
         24,365 Procter & Gamble Co. (g)(k)                  1,713,834

         SHARES SECURITY DESCRIPTION                          VALUE
         ------ --------------------                       -----------
         16,750 Quanta Services, Inc. (a)                  $   443,038
         83,730 Robert Half International, Inc. (g)          2,500,178
          5,147 Safeway, Inc. (g)                              170,417
          3,400 Sanderson Farms, Inc. (g)                      141,678
         16,850 Sotheby's (g)                                  805,262
         26,154 Tupperware Brands Corp. (g)                    823,589
          5,060 Unilever plc, ADR (g)                          160,250
         13,300 Universal Technical Institute, Inc. (a)(g)     239,400
          1,867 Watson Wyatt Worldwide, Inc., Class A (g)       83,903
          6,300 Weight Watchers International, Inc. (g)        362,628
         22,800 WM Wrigley Jr. Co. (g)                       1,464,444
                                                           -----------
                                                            28,752,092
                                                           -----------
         ENERGY - 5.8%
         15,975 Anadarko Petroleum Corp. (g)(k)                858,656
         13,465 Apache Corp. (g)(k)                          1,212,658
          3,300 ATP Oil & Gas Corp. (a)(g)                     155,199
          3,110 Cabot Oil & Gas Corp. (g)                      109,348
         12,000 Canadian Natural Resources, Ltd. (g)           909,000
         31,850 Canadian Oil Sands Trust                     1,056,703
          7,000 Canadian Oil Sands Trust                       232,231
         13,590 Chevron Corp. (g)                            1,271,752
          5,800 Cimarex Energy Co. (g)                         216,050
          1,200 CNOOC, Ltd., ADR                               199,716
         11,260 ConocoPhillips (g)                             988,290
         12,000 Covanta Holding Corp. (a)                      294,120
          2,200 Dawson Geophysical Co. (a)(g)                  170,522
          1,350 Devon Energy Corp. (g)                         112,320
         17,500 Dresser-Rand Group, Inc. (a)(g)                747,425
         33,300 El Paso Corp.                                  565,101
         13,000 EnCana Corp. (g)                               804,050
          3,200 ENSCO International, Inc. (g)                  179,520
         18,725 Equitable Resources, Inc. (g)                  971,266
          2,315 Exxon Mobil Corp. (g)                          214,276
         15,900 FMC Technologies, Inc. (a)(g)                  916,794
          4,800 Frontier Oil Corp. (g)                         199,872
          8,000 Gazprom OAO, ADR                               351,400
         32,300 Global Industries, Ltd. (a)(g)                 832,048
         21,985 Halliburton Co. (g)(k)                         844,224
         21,800 Headwaters, Inc. (a)(g)                        324,384
          7,500 Helmerich & Payne, Inc. (g)                    246,225
         35,225 Hercules Offshore, Inc. (a)(g)                 919,725
          1,200 Hess Corp. (g)                                  79,836
         20,710 Holly Corp. (g)                              1,239,079
         10,050 Imperial Oil, Ltd.                             498,078
         16,000 Marathon Oil Corp. (g)                         912,320
          1,650 Murphy Oil Corp. (g)                           115,319
          6,000 National Energy Group, Inc.                     29,700
            685 National Oilwell Varco, Inc. (a)(g)             98,983
          8,700 Natural Gas Services Group, Inc. (a)(g)        149,727
          4,200 Newfield Exploration Co. (a)(g)                202,272
          5,005 Noble Energy, Inc. (g)                         350,550
          4,000 Occidental Petroleum Corp. (g)                 256,320
         12,035 Oceaneering International, Inc. (a)(g)         912,253

See Notes to Financial Statements.    5               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

          SHARES  SECURITY DESCRIPTION                        VALUE
          ------- --------------------                     -----------
           11,800 Parker Drilling Co. (a)(g)               $    95,816
           19,700 Patterson-UTI Energy, Inc. (g)               444,629
            5,500 Petro-Canada (g)                             315,645
            6,780 Pioneer Natural Resources Co. (g)            304,964
            1,000 Schlumberger, Ltd. (g)(k)                    105,000
            4,200 Seacor Holdings, Inc. (a)(g)                 399,420
            1,525 Southwestern Energy Co. (a)(g)                63,821
            1,800 St Mary Land & Exploration Co. (g)            64,206
           12,900 Suncor Energy, Inc.                        1,223,049
            7,600 Sunoco, Inc. (g)                             537,928
            9,950 Sunpower Corp., Class A (a)(g)               824,059
            2,000 Swift Energy Co. (a)(g)                       81,840
            8,100 Talisman Energy, Inc. (g)                    159,570
            7,200 Texas Pacific Land Trust                     380,880
              815 Transocean, Inc. (a)(g)                       92,136
            3,500 Unit Corp. (a)(g)                            169,400
            5,100 Valero Energy Corp. (g)                      342,618
               55 Western Oil Sands, Inc. (a)                    2,153
              100 Western Oil Sands, Inc., Class A (a)           3,915
            4,870 Williams Cos., Inc. (g)                      165,872
            2,390 XTO Energy, Inc. (g)                         147,798
                                                           -----------
                                                            26,672,031
                                                           -----------
          FINANCIALS - 16.1%
            1,945 ACE, Ltd. (g)                                117,809
            5,200 Affiliated Managers Group, Inc. (a)(g)       663,052
              300 Alexander's, Inc. (a)                        115,650
           34,000 Allied Capital Corp.                         999,260
            2,200 Allstate Corp. (g)                           125,818
          101,500 AmeriCredit Corp. (a)(k)                   1,784,370
            4,500 Associated Banc-Corp (g)                     133,335
            3,000 Assurant, Inc. (g)                           160,500
           22,150 ASX, Ltd.                                  1,056,493
              875 AvalonBay Communities, Inc. (g)              103,303
            2,945 Bank of America Corp. (g)(k)                 148,045
            1,800 Bank of Hawaii Corp. (g)                      95,130
           64,277 Bank of New York Mellon Corp. (g)          2,837,187
           29,020 BankUnited Financial Corp., Class A (g)      450,971
            1,450 BB&T Corp. (g)                                58,566
            1,950 Bear Stearns Cos., Inc. (g)(k)               239,480
               28 Berkshire Hathaway, Inc., Class A (a)(g)   3,318,280
              150 Berkshire Hathaway, Inc., Class B (a)        592,800
              950 BlackRock, Inc.                              164,740
            6,000 Blackstone Group LP (a)                      150,480
              915 Boston Properties, Inc. (g)                   95,069
               15 Bridge Capital Holdings (a)(g)                   334
           27,150 Brookfield Asset Management, Inc.,
                  Class A (g)                                1,045,275
            5,450 Cathay General Bancorp                       175,545
           19,250 CB Richard Ellis Group, Inc.,
                  Class A (a)(g)                               535,920
           14,000 Center Financial Corp.                       194,740
            4,400 Chubb Corp. (g)                              236,016
           21,400 Cigna Corp. (g)                            1,140,406

           SHARES  SECURITY DESCRIPTION                      VALUE
           ------- --------------------                    ----------
            13,455 Citigroup, Inc. (g)                     $  627,945
             1,800 City National Corp. (g)                    125,118
             6,000 Climate Exchange plc (a)                   177,023
             3,230 CME Group, Inc.                          1,897,140
             8,150 Cohen & Steers, Inc. (g)                   301,794
             4,150 Colonial BancGroup, Inc. (g)                89,723
             9,900 Comerica, Inc. (g)                         507,672
             1,289 CompuCredit Corp. (a)(g)                    27,984
            23,500 Corus Bankshares, Inc. (g)                 305,970
             4,000 Countrywide Financial Corp. (g)(k)          76,040
             6,270 DiamondRock Hospitality Co. (g)            109,161
               600 Discover Financial Services (g)             12,480
            82,500 E*Trade Financial Corp. (a)(g)           1,077,450
             7,250 East West Bancorp, Inc.                    260,710
            39,850 Eaton Vance Corp. (g)                    1,592,406
            20,000 Entertainment Properties Trust           1,016,000
            20,000 Equity Inns, Inc.                          451,600
             2,700 Erie Indemnity Co., Class A (g)            165,051
               865 Everest Re Group, Ltd. (g)                  95,358
            13,300 Federated Investors, Inc., Class B (g)     528,010
            68,505 First Marblehead Corp. (g)(k)            2,598,395
            11,700 First Niagara Financial Group, Inc. (g)    165,555
             7,620 FirstFed Financial Corp. (a)(g)            377,571
            18,000 Forest City Enterprises, Inc., Class A     992,880
             8,600 FPIC Insurance Group, Inc. (a)(g)          370,230
            12,800 Franklin Resources, Inc. (g)             1,632,000
             1,900 Goldman Sachs Group, Inc. (g)              411,806
             6,800 Greenhill & Co., Inc. (g)                  415,140
             8,850 Groupe Bruxelles Lambert SA              1,073,484
            14,000 Hanmi Financial Corp.                      216,860
             3,800 The Hanover Insurance Group, Inc. (g)      167,922
               750 Hartford Financial Services Group, Inc.     69,412
            24,000 Health Care Real Estate Investment
                   Trust, Inc.                              1,061,760
           125,000 Hong Kong Exchanges and Clearing, Ltd.   3,820,501
             6,700 Host Hotels & Resorts, Inc. (g)            150,348
           100,000 HRPT Properties Trust                      989,000
            20,810 Icahn Enterprises LP                     2,426,446
             2,000 ICICI Bank, Ltd., ADR                      105,440
             9,240 Independence Holding Co. (g)               188,311
            45,000 IndyMac Bancorp, Inc.                    1,062,450
             9,050 IntercontinentalExchange, Inc. (a)(g)    1,374,695
            27,000 iStar Financial, Inc.                      917,730
            10,700 Janus Capital Group, Inc. (g)              302,596
             8,300 Jones Lang LaSalle, Inc. (g)               852,908
             2,385 JPMorgan Chase & Co. (g)                   109,281
            46,100 JSE, Ltd.                                  535,377
            10,800 KeyCorp (g)                                349,164
            53,300 LaBranche & Co., Inc. (a)                  249,444
                50 Lazard, Ltd., Class A                        2,120
             2,550 Legg Mason, Inc. (g)                       214,939
            48,000 Leucadia National Corp.                  2,314,560
           311,500 Link Real Estate Investment Trust          685,201

See Notes to Financial Statements.    6               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

           SHARES  SECURITY DESCRIPTION                      VALUE
           ------- --------------------                    ----------
            10,489 Loews Corp. (g)                         $  507,143
            14,400 London Stock Exchange Group plc            484,076
             2,150 M&T Bank Corp.                             222,417
             1,000 Markel Corp. (a)                           484,000
            13,125 Mercury General Corp. (g)                  707,831
             1,200 Merrill Lynch & Co., Inc. (g)(k)            85,536
             1,610 MetLife, Inc. (g)                          112,265
               250 Montreal Exchange, Inc.                      8,947
             2,320 Morgan Stanley (g)(k)                      146,160
            14,000 Nara Bancorp, Inc.                         218,680
            32,250 NASDAQ Stock Market, Inc. (a)            1,215,180
             4,500 NYMEX Holdings, Inc.                       585,810
            33,090 NYSE Euronext, Inc.                      2,619,735
                70 Osaka Securities Exchange Co., Ltd.        309,581
             3,635 Pacific Capital Bancorp NA (g)              95,600
             1,500 Pargesa Holding SA                         165,300
             1,500 Philadelphia Consolidated Holding
                   Co. (a)(g)                                  62,010
             6,000 Ping An Insurance Group Co. of
                   China, Ltd.                                 83,048
            12,700 PMI Group, Inc. (g)                        415,290
             2,000 Power Corp. of Canada                       80,149
             8,450 Power Corp. of Canada                      338,612
             2,000 Principal Financial Group, Inc. (g)        126,180
             9,750 Progressive Corp.                          189,247
            49,000 Quanta Capital Holdings, Ltd. (a)          132,300
            35,000 Realty Income Corp.                        978,250
             6,500 Resource America, Inc., Class A            102,635
             4,300 RLI Corp. (g)                              243,896
             6,600 Safeco Corp. (g)                           404,052
             1,300 Safety Insurance Group, Inc. (g)            46,722
           208,000 Singapore Exchange, Ltd.                 1,806,261
               925 SL Green Realty Corp. (g)                  108,012
            12,350 SLM Corp. (g)(k)                           613,424
             9,825 State Street Corp. (g)                     669,672
             4,255 Sterling Financial Corp. (g)               114,502
               150 Student Loan Corp.                          27,048
             3,523 T Rowe Price Group, Inc. (g)               196,196
             3,500 Torchmark Corp. (g)                        218,120
             2,800 Travelers Cos., Inc. (g)                   140,952
             9,000 Triad Guaranty, Inc. (a)(g)                170,730
            38,000 Trustmark Corp.                          1,065,520
            14,000 UCBH Holdings, Inc.                        244,720
            40,000 UDR, Inc.                                  972,800
             7,500 UnionBanCal Corp. (g)                      438,075
            12,050 US Global Investors, Inc., Class A         229,191
             1,200 Vornado Realty Trust                       131,220
             3,450 Wachovia Corp. (g)                         173,017
            10,300 Washington Mutual, Inc. (g)                363,693
            25,000 Washington Real Estate Investment Trust    829,500
            10,500 Webster Financial Corp. (g)                442,260
             3,050 Wells Fargo & Co.                          108,641
             1,105 White Mountains Insurance Group, Ltd.      574,324

         SHARES SECURITY DESCRIPTION                          VALUE
         ------ --------------------                       -----------
         11,900 Willis Group Holdings, Ltd. (g)            $   487,186
         14,000 Wilshire Bancorp, Inc.                         153,580
                                                           -----------
                                                            73,836,031
                                                           -----------
         HEALTH CARE - 3.4%
          4,807 Aetna, Inc. (g)                                260,876
          3,600 AmerisourceBergen Corp. (g)                    163,188
          2,400 Amgen, Inc. (a)(g)(k)                          135,768
          4,200 Apria Healthcare Group, Inc. (a)(g)            109,242
          3,290 Barr Pharmaceuticals, Inc. (a)(g)              187,234
          3,335 Baxter International, Inc. (g)                 187,694
          2,105 Becton Dickinson & Co. (g)                     172,715
          1,200 Biogen Idec, Inc. (a)(g)                        79,596
          2,969 Bristol-Myers Squibb Co. (g)                    85,566
          2,000 Cardinal Health, Inc. (g)                      125,060
          9,700 Celgene Corp. (a)(g)                           691,707
          1,865 Cephalon, Inc. (a)(g)                          136,257
          2,415 Cooper Cos., Inc. (g)                          126,594
          6,512 Covidien, Ltd.                                 270,248
          1,700 CR Bard, Inc. (g)                              149,923
          1,500 Dade Behring Holdings, Inc. (g)                114,525
          3,600 Edwards Lifesciences Corp. (a)(g)              177,516
          5,100 Endo Pharmaceuticals Holdings, Inc. (a)(g)     158,151
         17,650 Express Scripts, Inc. (a)(g)                   985,223
          6,887 Forest Laboratories, Inc. (a)(g)               256,816
         11,574 Gen-Probe, Inc. (a)(g)                         770,597
          3,000 Gilead Sciences, Inc. (a)(g)                   122,610
          2,500 Haemonetics Corp. (a)(g)                       123,550
          5,100 Health Net, Inc. (a)(g)                        275,655
          3,344 Henry Schein, Inc. (a)                         203,449
          2,200 Hillenbrand Industries, Inc. (g)               121,044
          1,462 Hologic, Inc. (a)(g)                            89,182
          1,300 IDEXX Laboratories, Inc. (a)(g)                142,467
          3,900 Integra LifeSciences Holdings Corp. (a)(g)     189,462
          3,800 Intuitive Surgical, Inc. (a)(g)                874,000
         15,800 Invacare Corp. (g)                             369,404
          3,620 Invitrogen Corp. (a)(g)                        295,863
         10,800 Johnson & Johnson (g)                          709,560
         14,400 Kinetic Concepts, Inc. (a)(g)                  810,432
          3,300 King Pharmaceuticals, Inc. (a)(g)               38,676
          5,700 Lincare Holdings, Inc. (a)(g)                  208,905
          4,500 Lifecell Corp. (a)(g)                          169,065
          1,289 Medco Health Solutions, Inc. (a)(g)            116,513
          5,600 OSI Pharmaceuticals, Inc. (a)(g)               190,344
         19,300 Pfizer, Inc. (g)                               471,499
         23,400 Quest Diagnostics, Inc. (g)                  1,351,818
         13,400 Respironics, Inc. (a)(g)                       643,602
          6,600 Schering-Plough Corp. (h)                      208,758
          1,500 Sierra Health Services, Inc. (a)(g)             63,285
          2,923 Smith & Nephew plc, ADR (g)                    179,004
          1,923 St. Jude Medical, Inc. (a)(g)                   84,747
         12,450 Stryker Corp. (g)                              856,062

See Notes to Financial Statements.    7               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

         SHARES  SECURITY DESCRIPTION                          VALUE
         ------- --------------------                       -----------
           8,628 VCA Antech, Inc. (a)(g)                    $   360,219
           8,100 WellCare Health Plans, Inc. (a)(g)             853,983
                                                            -----------
                                                             15,467,654
                                                            -----------
         INDUSTRIALS - 7.3%
           1,900 3M Co. (g)                                     177,802
           1,800 Acuity Brands, Inc. (g)                         90,864
           3,010 AGCO Corp. (a)(g)                              152,818
          14,000 American Ecology Corp. (g)                     296,660
           1,400 American Science & Engineering, Inc. (g)        87,724
          18,350 Amphenol Corp., Class A (g)                    729,596
           4,685 Applera Corp. -- Applied Biosystems
                 Group (g)                                      162,288
           3,900 Ball Corp.                                     209,625
         682,000 Beijing Capital International Airport Co.,
                 Ltd., Class H                                1,419,472
           1,915 Belden, Inc. (g)                                89,833
           1,700 Bemis Co., Inc. (g)                             49,487
           3,900 Black & Decker Corp. (g)                       324,870
           3,120 Boeing Co. (g)                                 327,569
           2,800 Canadian National Railway Co. (g)              159,600
           1,200 Caterpillar, Inc. (g)(k)                        94,116
          39,600 Cemex SAB de CV, ADR (a)                     1,184,832
           1,600 Ceradyne, Inc. (a)(g)                          121,184
           2,930 Chicago Bridge & Iron Co. NV (g)               126,166
           3,800 Crane Co. (g)                                  182,286
           1,200 Cummins, Inc. (g)                              153,468
           6,700 Cymer, Inc. (a)(g)                             257,213
           2,700 Dionex Corp. (a)(g)                            214,542
          21,500 Dolby Laboratories, Inc., Class A (a)(g)       748,630
           4,000 Eagle Materials, Inc. (g)                      142,960
           1,907 EMCOR Group, Inc. (a)(g)                        59,804
           4,700 Encore Wire Corp. (g)                          118,111
           9,000 Energizer Holdings, Inc. (a)(g)                997,650
           2,200 EnPro Industries, Inc. (a)(g)                   89,320
           5,200 Excel Maritime Carriers, Ltd. (g)              290,160
           5,550 Foster Wheeler, Ltd. (a)(g)                    728,604
           3,800 Freightcar America, Inc. (g)                   145,160
          15,950 Frontline, Ltd. (g)                            770,066
           3,200 Gardner Denver, Inc. (a)(g)                    124,800
          14,000 GATX Corp.                                     598,500
           2,000 General Electric Co. (g)(k)                     82,800
           4,800 General Maritime Corp. (g)                     133,968
           6,000 Genesee & Wyoming Inc. (a)(g)                  173,040
           6,800 Gentex Corp. (g)                               145,792
           2,500 Graco, Inc. (g)                                 97,775
           4,200 Harsco Corp. (g)                               248,934
             674 Haynes International, Inc. (a)(g)               57,539
          64,000 Heartland Express, Inc.                        913,920
           1,817 Honeywell International, Inc. (g)              108,057
           2,800 Ingersoll-Rand Co., Ltd., Class A (g)          152,516
           7,300 Insteel Industries, Inc. (g)                   112,055
           2,161 ITT Corp. (g)                                  146,797
          11,650 Jacobs Engineering Group, Inc. (a)(g)          880,507

        SHARES SECURITY DESCRIPTION                            VALUE
        ------ --------------------                         -----------
        25,750 JB Hunt Transport Services, Inc. (g)         $   677,225
        37,150 Joy Global, Inc. (g)                           1,889,449
           347 Kansas City Southern (a)(g)                       11,163
         1,088 L-3 Communications Holdings, Inc. (g)            111,128
         3,600 Laidlaw International, Inc. (g)                  126,792
        35,300 Lancaster Colony Corp. (g)                     1,347,401
        10,700 Landstar System, Inc. (g)                        449,079
         5,700 Lennox International, Inc. (g)                   192,660
         4,285 Lockheed Martin Corp. (g)                        464,880
        20,500 Manitowoc Co., Inc. (g)                          907,740
           800 Martin Marietta Materials, Inc. (g)              106,840
         5,900 Masco Corp. (g)                                  136,703
         9,600 Mettler Toledo International, Inc. (a)(g)        979,200
        12,800 Mueller Industries, Inc. (g)                     462,592
        26,550 Nalco Holding Co. (g)                            787,207
         2,100 Nordson Corp. (g)                                105,441
           800 Northrop Grumman Corp. (g)                        62,400
        14,424 Pacer International, Inc. (g)                    274,777
         4,444 Packaging Corp. of America (g)                   129,187
         1,300 Parker Hannifin Corp. (g)                        145,379
        18,000 Pentair, Inc.                                    597,240
         7,897 Precision Castparts Corp. (g)                  1,168,598
         1,400 Raytheon Co. (g)                                  89,348
        10,700 Republic Services, Inc. (g)                      349,997
         1,100 Rockwell Collins, Inc. (g)                        80,344
         1,700 Ryder System, Inc. (g)                            83,300
         6,800 Simpson Manufacturing Co., Inc. (g)              216,580
         1,866 Snap-On, Inc. (g)                                 92,442
        28,000 Sonoco Products Co.                              845,040
         4,251 Stericycle, Inc. (a)                             242,987
        10,700 Sturm Ruger & Co, Inc. (a)(g)                    191,637
         9,300 Tektronix, Inc. (g)                              257,982
         1,700 Teledyne Technologies, Inc. (a)(g)                90,763
        11,455 Terex Corp. (a)(g)                             1,019,724
         6,777 Thermo Fisher Scientific, Inc. (a)(g)            391,168
         3,000 Thomas & Betts Corp. (a)(g)                      175,920
         2,080 Tidewater, Inc. (g)                              130,707
         1,200 Timken Co. (g)                                    44,580
        22,250 Trimble Navigation, Ltd. (a)(g)                  872,422
         1,800 Tsakos Energy Navigation, Ltd. (g)               126,738
         1,012 Tyco Electronics, Ltd.                            35,855
         6,508 Tyco International, Ltd.                         288,565
         2,800 United Industrial Corp. (g)                      210,728
         1,800 United Parcel Service, Inc., Class B (g)         135,180
         2,637 United Technologies Corp. (g)(k)                 212,226
         6,615 USG Corp. (a)(g)                                 248,393
        11,211 Volvo AB, ADR (g)                                194,511
        15,892 Waters Corp. (a)(g)                            1,063,493
         4,300 Zebra Technologies Corp. (a)(g)                  156,907
                                                            -----------
                                                             33,660,098
                                                            -----------
        INFORMATION TECHNOLOGY - 3.6%
         2,000 Advanced Micro Devices, Inc. (a)(g)(k)            26,400
         5,395 Allscripts Healthcare Solutions, Inc. (a)(g)     145,827

See Notes to Financial Statements.    8               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

         SHARES SECURITY DESCRIPTION                           VALUE
         ------ --------------------                        -----------
          1,000 Apple, Inc. (a)(g)(k)                       $   153,540
         12,000 Applied Materials, Inc. (g)(k)                  248,400
         12,900 ATMI, Inc. (a)(g)                               383,775
         15,500 Autodesk, Inc. (a)(g)                           774,535
          6,200 Avid Technology, Inc. (a)(g)                    167,896
         10,750 CACI International, Inc., Class A (a)           549,218
          6,200 Cadence Design Systems, Inc. (a)(g)             137,578
         11,650 Cerner Corp. (a)(g)                             696,787
          6,500 Cognos, Inc. (a)(g)                             269,945
         37,900 Compuware Corp. (a)(g)                          303,958
          5,800 CSG Systems International, Inc. (a)(g)          123,250
         27,200 Cypress Semiconductor Corp. (a)(g)              794,512
          4,000 Dell, Inc. (a)(g)(k)                            110,400
          8,000 DST Systems, Inc. (a)(g)                        686,480
          6,964 Dun & Bradstreet Corp. (g)                      686,720
         11,800 FactSet Research Systems, Inc. (g)              808,890
          6,100 Fair Isaac Corp. (g)                            220,271
          7,290 Fiserv, Inc. (a)(g)                             370,769
          4,083 Hewlett-Packard Co.                             203,293
          2,900 International Business Machines Corp. (g)       341,620
         10,374 Infineon Technologies AG, ADR (a)(g)            178,225
          8,131 Intel Corp. (g)                                 210,268
          1,800 Intuit, Inc. (a)(g)                              54,540
         25,500 Jack Henry & Associates, Inc. (g)               659,430
          1,100 Lexmark International, Inc., Class A (a)(g)      45,683
          3,570 Linear Technology Corp. (g)                     124,914
          5,550 Mastercard, Inc., Class A (g)                   821,233
         14,050 MEMC Electronic Materials, Inc. (a)(g)          826,983
         70,300 Microsoft Corp. (g)(k)                        2,071,038
            700 MicroStrategy, Inc. (a)(g)                       55,538
         47,800 Moneygram International, Inc.                 1,079,802
         22,200 NVIDIA Corp. (a)(g)                             804,528
          2,200 OmniVision Technologies, Inc. (a)(g)             50,006
          5,900 Oracle Corp. (a)(g)                             127,735
         42,160 Scientific Learning Corp. (a)(g)                252,960
          2,000 SEI Investments Co. (g)                          54,560
          1,300 Texas Instruments, Inc. (g)                      47,567
         25,650 Total System Services, Inc. (g)                 712,557
                                                            -----------
                                                             16,381,631
                                                            -----------
         MATERIALS - 2.8%
         17,300 AK Steel Holding Corp. (a)(g)                   760,335
          1,800 Alcan, Inc. (g)                                 180,144
          2,560 Alcoa, Inc. (g)                                 100,147
          7,500 Allegheny Technologies, Inc. (g)                824,625
         18,015 Anglo American plc, ADR                         602,602
          2,931 Barrick Gold Corp. (g)                          118,061
            433 BASF AG, ADR (g)                                 59,953
          2,873 Bayer AG, ADR                                   227,581
            600 BHP Billiton, Ltd., ADR                          47,160
         24,750 Celanese Corp., Class A (g)                     964,755
            947 CF Industries Holdings, Inc. (g)                 71,887
            907 Cleveland-Cliffs, Inc. (g)                       79,789
          6,271 Dow Chemical Co. (g)                            270,029

        SHARES SECURITY DESCRIPTION                            VALUE
        ------ --------------------                         -----------
         5,700 Ecolab, Inc. (g)                             $   269,040
         3,000 FMC Corp. (g)                                    156,060
           795 Freeport-McMoRan Copper & Gold, Inc.,
               Class B (g)                                       83,387
        19,194 International Flavors & Fragrances, Inc. (g)   1,014,595
         3,300 International Paper Co. (g)                      118,371
         8,000 Louisiana-Pacific Corp. (g)                      135,760
         1,800 Methanex Corp. (g)                                45,720
        17,200 Mosaic Co. (a)(g)                                920,544
         4,800 Nova Chemicals Corp. (g)                         185,280
         6,100 Nucor Corp. (g)                                  362,767
        15,800 Plum Creek Timber Co., Inc. (g)                  707,208
           515 Potash Corp. of Saskatchewan, Inc. (g)            54,435
         2,600 PPG Industries, Inc. (g)                         196,430
        11,464 Praxair, Inc. (g)                                960,225
           300 Rio Tinto, plc, ADR                              103,020
         2,100 Schnitzer Steel Industries, Inc. (g)             153,909
        10,600 Schulman A, Inc. (g)                             209,138
         7,000 Sherwin-Williams Co. (g)                         459,970
        14,000 Sigma-Aldrich Corp.                              682,360
         8,700 Southern Copper Corp. (g)                      1,077,321
         4,200 Spartech Corp. (g)                                71,652
         2,200 Steel Dynamics, Inc. (g)                         102,740
         2,000 United States Steel Corp. (g)                    211,880
         1,879 USEC, Inc. (a)                                    19,260
         1,500 Westlake Chemical Corp. (g)                       37,995
                                                            -----------
                                                             12,646,135
                                                            -----------
        TELECOMMUNICATION SERVICES - 3.7%
         4,700 ADTRAN, Inc. (g)                                 108,241
        11,350 Amazon.com, Inc. (a)(g)(k)                     1,057,253
         1,570 American Tower Corp., Class A (a)(g)              68,358
         1,650 Anixter International, Inc. (a)(g)               136,043
         6,101 AT&T, Inc. (g)                                   258,133
         3,900 Blue Nile, Inc. (a)(g)                           367,068
         3,700 Cablevision Systems Corp. (a)(g)                 129,278
         6,750 Central European Media Enterprises,
               Ltd. (a)(g)                                      619,042
         7,833 CenturyTel, Inc. (g)                             362,041
         9,100 Check Point Software Technologies (a)(g)         229,138
        10,500 Cinram International Income Fund                 196,773
        10,296 Cisco Systems, Inc. (a)(g)(k)                    340,901
        25,300 Clear Channel Outdoor Holdings, Inc.,
               Class A (a)(g)                                   645,150
         3,000 Comcast Corp., Class A (a)(g)(k)                  72,540
        15,600 CommScope, Inc. (a)(g)                           783,744
         8,100 DIRECTV Group, Inc. (a)(g)                       196,668
        37,206 eBay, Inc. (a)(g)(k)                           1,451,778
         8,479 EchoStar Communications Corp.,
               Class A (a)(g)                                   396,902
        20,200 F5 Networks, Inc. (a)(g)                         751,238
           300 Getty Images, Inc. (a)                             8,352
           400 Google, Inc., Class A (a)(g)(k)                  226,908
        13,550 Harris Corp. (g)                                 783,054

See Notes to Financial Statements.    9               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

           SHARES  SECURITY DESCRIPTION                      VALUE
           ------- --------------------                   -----------
             4,500 i2 Technologies, Inc. (a)(g)           $    68,625
            19,200 Imergent, Inc. (g)                         430,656
             5,400 InterDigital, Inc. (a)(g)                  112,212
             2,800 Lamar Advertising Co., Class A (g)         137,116
             5,000 Liberty Global, Inc., Class A (a)(g)       205,100
            25,000 Liberty Media Corp. -- Interactive,
                   Class A (a)                                480,250
            10,850 McGraw-Hill Cos., Inc. (g)                 552,374
             8,250 NII Holdings, Inc., Class B (a)(g)         677,737
            28,625 Nokia OYJ, ADR (g)(k)                    1,085,746
             6,000 Novatel Wireless, Inc. (a)(g)              135,900
             2,100 NutriSystem, Inc. (a)(g)                    98,469
             1,700 Plantronics, Inc. (g)                       48,535
             2,916 RH Donnelley Corp. (a)                     163,354
            22,900 S1 Corp. (a)(g)                            207,245
            21,450 SBA Communications Corp.,
                   Class A (a)(g)                             756,756
            11,000 Shaw Communications, Inc., Class B (g)     273,240
             9,809 Sprint Nextel Corp.                        186,371
             3,350 Time Warner, Inc. (g)                       61,506
             4,200 Travelzoo, Inc. (a)(g)                      96,390
             6,700 United Online, Inc. (g)                    100,567
               495 US Cellular Corp. (a)(g)                    48,609
             6,229 VeriSign, Inc. (a)                         210,166
            12,339 Viacom, Inc., Class B (a)(g)               480,851
            21,400 Vignette Corp. (a)(g)                      429,498
             2,515 Walt Disney Co. (g)                         86,491
               125 Washington Post Co., Class B               100,350
            17,100 Westwood One, Inc. (g)                      47,025
             9,800 Yahoo!, Inc. (a)(g)(k)                     263,032
                                                          -----------
                                                           16,732,774
                                                          -----------
           UTILITIES - 3.0%
             4,275 AGL Resources, Inc. (g)                    169,376
            22,330 Allegheny Energy, Inc. (a)               1,166,966
             6,023 Alliant Energy Corp. (g)                   230,801
             4,100 Ameren Corp. (g)                           215,250
           182,005 Aquila, Inc. (a)                           729,840
            36,000 Atmos Energy Corp.                       1,019,520
            46,480 Centerpoint Energy, Inc.                   745,074
            21,000 CMS Energy Corp.                           353,220
           300,000 Datang International Power Generation
                   Co., Ltd., Class H                         344,617
             3,100 DTE Energy Co. (g)                         150,164
             4,950 Duke Energy Corp. (g)                       92,515
            36,000 Dynegy, Inc., Class A (a)                  332,640
               300 Edison International (g)                    16,635
             7,200 El Paso Electric Co. (a)(g)                166,536
             5,100 Energen Corp. (g)                          291,312
               700 Entergy Corp. (g)                           75,803
             4,620 FirstEnergy Corp. (g)                      292,631
             1,960 FPL Group, Inc. (g)                        119,325
            15,758 Mirant Corp. (a)(g)                        641,035

              SHARES  SECURITY DESCRIPTION               VALUE
              ------- --------------------            ------------
                8,845 NRG Energy, Inc. (a)(g)         $    374,055
                3,100 Pepco Holdings, Inc.                  83,948
                1,100 Pinnacle West Capital Corp. (g)       43,461
                4,492 PPL Corp.                            207,980
              141,150 Reliant Energy, Inc. (a)           3,613,440
              109,775 Sierra Pacific Resources           1,726,761
                4,245 Southern Union Co. (g)               132,062
                4,000 Wisconsin Energy Corp. (g)           180,120
                                                      ------------
                                                        13,515,087
                                                      ------------
              Total Common Stocks (Cost $254,705,220)  278,923,423
                                                      ------------

        SHARES SECURITY DESCRIPTION                   RATE     VALUE
        ------ --------------------                   ----  -----------
        CONVERTIBLE PREFERRED STOCK - 0.7%
        CONSUMER DISCRETIONARY - 0.2%
           128 Blockbuster, Inc. (g)                  7.50%     151,296
         7,400 Continental Airlines Finance
               Trust II (g)                           7.46      284,900
        11,792 General Motors Corp. (g)               6.25      291,852
         4,277 Six Flags, Inc. (g)                    7.25       91,956
                                                            -----------
                                                                820,004
                                                            -----------
        CONSUMER STAPLES - 0.1%
         2,809 Bunge, Ltd. (g)                        4.88      376,757
           154 Universal Corp. (g)                    6.75      189,285
                                                            -----------
                                                                566,042
                                                            -----------
        ENERGY - 0.1%
           135 Chesapeake Energy Corp. (g)            5.00       15,002
         2,261 Chesapeake Energy Corp. (b)            5.00      251,254
         2,249 Edge Petroleum Corp. (g)               5.75      109,279
         2,327 Goodrich Petroleum Corp. (g)           5.38      139,329
         4,000 Petroquest Energy, Inc. (g)(h)         6.88      198,720
                                                            -----------
                                                                713,584
                                                            -----------
        FINANCIALS - 0.1%
         4,453 Affiliated Managers Group, Inc. (g)    5.10      252,708
         9,680 Felcor Lodging Trust, Inc. (g)         1.95      239,580
         1,389 Sovereign Capital Trust IV (g)         4.38       59,032
                                                            -----------
                                                                551,320
                                                            -----------
        HEALTH CARE - 0.0%
            70 Healthsouth Corp. (b)(g)               6.50       60,427
                                                            -----------
        INDUSTRIALS - 0.1%
           203 Kansas City Southern (g)               5.13      258,825
                                                            -----------
        TELECOMMUNICATION SERVICES - 0.1%
           323 Interpublic Group of Cos., Inc. (b)(g) 5.25      316,419
                                                            -----------
        Total Convertible Preferred Stock
        (Cost $3,162,582)                                     3,286,621
                                                            -----------
        TOTAL EQUITY SECURITIES (COST $257,867,802)         282,210,044
                                                            -----------

See Notes to Financial Statements.    10              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007


                    SECURITY                        MATURITY
          PRINCIPAL DESCRIPTION               RATE    DATE    VALUE
          --------- -----------               ----  -------- --------
          FIXED-INCOME SECURITIES - 18.3%
          ASSET BACKED OBLIGATIONS - 1.4%
          $261,100  Adjustable Rate
                    Mortgage Trust, Series
                    2005-8 4A11 (c)           5.44% 11/25/35 $257,726
           230,000  Banc of America
                    Commercial Mortgage,
                    Inc., Series 2005-4 A3    4.89  07/10/45  226,858
           110,000  Bayview Financial
                    Acquisition Trust, Series
                    2005-D AF3 (c)(h)         5.50  12/28/35  109,433
           330,000  Bear Stearns
                    Commercial Mortgage
                    Securities, Series
                    2003-PWR2 A4 (c)          5.19  05/11/39  327,652
           125,000  Chase Mortgage
                    Finance Corp., Series
                    2005-A1 2A3 (c)           5.24  12/25/35  124,600
           195,298  Chase Mortgage
                    Finance Corp., Series
                    2005-A1 1A1 (c)           5.41  12/25/35  192,490
            33,511  Citigroup Mortgage
                    Loan Trust, Inc.,
                    Series 2005-WFI A2 (c)    4.49  02/25/35   33,342
           280,000  Commercial Mortgage
                    Pass Through
                    Certificates, Series
                    2005-C6 A3                5.14  06/10/44  278,353
           619,840  Countrywide Alternative
                    Loan Trust, Series
                    2006-OA2 X1P IO           0.00  05/20/46   27,237
            56,274  Countrywide
                    Alternative Loan Trust,
                    Series 2005-43 4A1 (c)    5.72  10/25/35   56,124
           101,960  Countrywide
                    Alternative Loan Trust,
                    Series 2004-J10 4CB1      6.50  10/25/34  102,677
           200,000  Credit Suisse
                    Mortgage Capital
                    Certificates, Series
                    2006-C1 A3 (c)            5.71  02/15/39  202,129
            70,642  Credit Suisse First
                    Boston Mortgage
                    Securities Corp.,
                    Series 2003-AR24
                    2A4                       4.02  10/25/33   69,822
           200,000  Credit Suisse First
                    Boston Mortgage
                    Securities Corp.,
                    Series 2005-C5 A3         5.10  08/15/38  197,691
           375,000  Credit Suisse First
                    Boston Mortgage
                    Securities Corp.,
                    Series 2002-CKS4 A2       5.18  11/15/36  374,502

                       SECURITY                    MATURITY
            PRINCIPAL  DESCRIPTION           RATE    DATE    VALUE
            ---------- -----------           ----  -------- --------
            $  103,194 Equity One ABS, Inc.,
                       Series 2002-4 M1 (c)  5.22% 02/25/33 $ 97,959
             1,583,980 FINOVA Group,
                       Inc. (d)              7.50  11/15/09  316,796
               197,946 First Horizon Asset
                       Securities, Inc.,
                       Series 2003-10 2A1    4.75  01/25/19  191,537
               200,000 General Electric
                       Capital Commercial
                       Mortgage Corp.,
                       Series 2006-C1 A3 (c) 5.52  03/10/44  199,537
               210,000 GMAC Commercial
                       Mortgage Securities,
                       Inc., Series 2004-C3
                       A4                    4.55  12/10/41  205,405
               300,000 GMAC Commercial
                       Mortgage Securities,
                       Inc., Series 2002-C2
                       A3                    5.71  10/15/38  306,389
               709,535 Harborview Mortgage
                       Loan Trust, Series
                       2006-1 X1 IO (c)      1.89  03/19/37   24,834
                37,156 Harborview Mortgage
                       Loan Trust, Series
                       2004-8 2A4A (c)       5.90  11/19/34   36,812
               225,000 JP Morgan Chase
                       Commercial
                       Mortgage Securities
                       Corp., Series 2004-
                       C3 A4                 4.66  01/15/42  219,419
               120,000 JP Morgan Mortgage
                       Trust, Series 2005-
                       A3 11A2 (c)           4.49  06/25/35  113,470
               200,000 JP Morgan Mortgage
                       Trust, Series 2006-
                       A2 2A2 (c)            5.75  04/25/36  200,302
               330,000 LB-UBS Commercial
                       Mortgage Trust,
                       Series 2003-C8
                       A4 (c)                5.12  11/15/32  326,579
                88,062 Mastr Seasoned
                       Securities Trust,
                       Series 2004-1
                       4A1 (c)               6.24  10/25/32   89,166
               108,721 Morgan Stanley Dean
                       Witter Capital I,
                       Series 2000-LIFE
                       A2 (c)                7.57  11/15/36  113,556
               100,000 Northwest Airlines,
                       Inc. 01-1 A2          6.84  04/01/11  100,106
               350,000 Salomon Brothers
                       Mortgage Securities
                       VII, Inc., Series
                       2002-KEY2 A3          4.87  03/18/36  345,867

See Notes to Financial Statements.    11              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                        SECURITY                   MATURITY
           PRINCIPAL    DESCRIPTION          RATE    DATE     VALUE
           ----------   -----------          ----  -------- ----------
           $  330,000   Wachovia Bank
                        Commercial
                        Mortgage Trust,
                        Series 2003-C6
                        A4 (c)               5.13% 08/15/35 $  326,771
              220,000   Wachovia Bank
                        Commercial
                        Mortgage Trust,
                        Series 2006-C25
                        AM (c)               5.93  05/15/43    221,207
            4,950,789   Washington Mutual
                        Mortgage Pass
                        Through
                        Certificates, Series
                        2006-AR5 X I0 (e)    0.00  06/25/46     31,727
               96,108   Washington Mutual
                        Mortgage Pass
                        Through
                        Certificates, Series
                        2002-AR18 A (c)      4.12  01/25/33     95,884
              115,000   Washington Mutual
                        Mortgage Pass
                        Through
                        Certificates, Series
                        2005-AR16
                        1-A4A (c)            5.10  12/25/35    113,688
                                                            ----------
           Total Asset Backed Obligations (Cost $6,622,003)  6,257,647
                                                            ----------
           CORPORATE CONVERTIBLE BONDS - 12.3%
           CONSUMER DISCRETIONARY - 1.2%
              600,000   Ambassadors
                        International,
                        Inc. (b)(g)          3.75  04/15/27    482,250
              151,000   ArvinMeritor,
                        Inc. (g)(i)          4.63  03/01/26    159,683
               83,000   Charming Shoppes,
                        Inc. (b)(g)(h)       1.13  05/01/14     66,296
               89,000   Charming Shoppes,
                        Inc. (g)             1.13  05/01/14     71,089
              500,000   China Medical
                        Technologies,
                        Inc. (g)             3.50  11/15/11    721,875
              200,000   Empire Resorts,
                        Inc. (g)             8.00  07/31/14    172,000
              729,000   Frontier Airlines
                        Holdings, Inc. (g)   5.00  12/15/25    651,544
               64,000   Group 1 Automotive,
                        Inc. (b)(i)          2.25  06/15/36     48,400
              109,000   Group 1 Automotive,
                        Inc. (g)(i)          2.25  06/15/36     82,431
              194,000   JetBlue Airways
                        Corp. (g)            3.75  03/15/35    178,237

                       SECURITY                  MATURITY
            PRINCIPAL  DESCRIPTION         RATE    DATE     VALUE
            ---------- -----------         ----  -------- ----------
            $  800,000 Lions Gate
                       Entertainment
                       Corp. (g)           2.94% 10/15/24 $  849,000
               193,000 Mesa Air Group,
                       Inc. (g)(i)         2.48  06/16/23     75,994
             1,000,000 Penske Auto
                       Group, Inc. (g)     3.50  04/01/26  1,057,500
                75,000 Rare Hospitality
                       International,
                       Inc. (g)(h)         2.50  11/15/26     79,693
               500,000 School Specialty,
                       Inc. (g)(i)         3.75  08/01/23    503,125
               122,000 School Specialty,
                       Inc. (g)            3.75  11/30/26    116,815
               300,000 Sport Supply
                       Group, Inc. (g)     5.75  12/01/09    291,375
                                                          ----------
                                                           5,607,307
                                                          ----------
            CONSUMER STAPLES - 0.8%
               700,000 CBIZ, Inc. (g)      3.13  06/01/26    679,875
               101,000 Chemed Corp. (g)    1.88  05/15/14     99,611
               191,000 Dollar Financial
                       Corp. (b)(g)        2.88  06/30/27    188,851
               228,000 Euronet
                       Worldwide, Inc. (g) 3.50  10/15/25    231,135
               500,000 Kendle
                       International,
                       Inc. (g)            3.38  07/15/12    553,125
             1,306,000 Live Nation,
                       Inc. (b)(g)         2.88  07/15/27  1,345,180
               665,000 Spartan Stores,
                       Inc. (b)(g)         3.38  05/15/27    616,788
                                                          ----------
                                                           3,714,565
                                                          ----------
            ENERGY - 0.5%
               500,000 Evergreen Solar,
                       Inc. (g)            4.38  07/01/12    665,625
               794,000 Global Industries,
                       Ltd. (b)(g)         2.75  08/01/27    779,113
                34,000 Hornbeck
                       Offshore Services,
                       Inc. (b)(g)(i)      1.63  11/15/26     34,061
               100,000 International Coal
                       Group, Inc. (b)(g)  9.00  08/01/12    104,750
                94,000 On Semiconductor
                       Corp. (g)           2.63  12/15/26    130,425
               650,000 Suntech Power
                       Holdings Co.,
                       Ltd. (b)(g)         0.25  02/15/12    685,750
                                                          ----------
                                                           2,399,724
                                                          ----------

See Notes to Financial Statements.    12              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                      SECURITY                   MATURITY
           PRINCIPAL  DESCRIPTION          RATE    DATE     VALUE
           ---------- -----------          ----  -------- ----------
           FINANCIALS - 1.4%
           $  600,000 Alesco Financial,
                      Inc. (b)(g)          7.63% 05/15/27 $  466,500
              333,000 American Equity
                      Investment Life
                      Holding Co. (g)      5.25  12/06/24    351,731
               49,000 AmeriCredit
                      Corp. (b)(g)         2.13  09/15/13     40,119
              167,000 AmeriCredit
                      Corp. (g)            2.13  09/15/13    136,731
            1,000,000 CapitalSource,
                      Inc. (g)             7.25  07/15/37    925,000
              110,000 CompuCredit
                      Corp. (g)            3.63  05/30/25     88,688
              101,000 CompuCredit
                      Corp. (g)            5.88  11/30/35     71,458
               86,000 Conseco, Inc. (i)(g) 3.50  09/30/35     79,227
              100,000 Fairfax Financial
                      Holdings, Ltd.       5.00  07/15/23    122,000
              250,000 Forest City
                      Enterprises,
                      Inc. (g)             3.63  10/15/11    256,900
              600,000 General Growth
                      Properties,
                      Inc. (b)(g)          3.98  04/15/27    544,500
              400,000 Health Care REIT,
                      Inc. (g)             4.75  07/15/27    408,000
              500,000 Host Marriott,
                      LP (b)(g)            3.25  04/15/24    699,375
              500,000 KKR Financial
                      Holdings,
                      LLC (b)(g)           7.00  07/15/12    441,250
              300,000 Leucadia National
                      Corp.                3.75  04/15/14    664,125
              500,000 NorthStar Realty
                      Finance, LP (b)(g)   7.25  06/15/27    416,875
              567,000 World Acceptance
                      Corp. (g)            3.00  10/01/11    491,872
                                                          ----------
                                                           6,204,351
                                                          ----------
           HEALTH CARE - 2.8%
              215,000 Advanced Medical
                      Optics, Inc. (g)     3.25  08/01/26    183,556
              113,000 Amgen, Inc. (g)      0.13  02/01/11    105,514
              232,000 American Medical
                      Systems Holdings,
                      Inc. (g)             3.25  07/01/36    249,400
              125,000 Amylin
                      Pharmaceuticals,
                      Inc. (g)             3.00  06/15/14    137,656
              863,000 Amylin
                      Pharmaceuticals,
                      Inc. (b)(g)          3.00  06/15/14    950,379

                      SECURITY                  MATURITY
           PRINCIPAL  DESCRIPTION         RATE    DATE      VALUE
           ---------- -----------         ----  -------- -----------
           $  400,000 ATS Medical,
                      Inc. (b)(g)         6.00% 10/15/25 $   359,000
              333,000 BioMarin
                      Pharmaceuticals,
                      Inc. (g)            1.88  04/23/17     460,373
              500,000 China Medical
                      Technologies,
                      Inc. (b)(g)         3.50  11/15/11     721,875
            1,654,000 Cubist
                      Pharmaceuticals,
                      Inc. (g)            2.25  06/15/13   1,589,908
              700,000 CuraGen Corp. (g)   4.00  02/15/11     458,500
              400,000 deCODE
                      genetics, Inc. (g)  3.50  04/15/11     272,000
              300,000 EPIX
                      Pharmaceuticals,
                      Inc. (g)            3.00  06/15/24     234,000
               59,000 Five Star Quality
                      Care, Inc. (b)(g)   3.75  10/15/26      52,953
               54,000 Five Star Quality
                      Care, Inc. (g)      3.75  10/15/26      48,465
              151,000 Human Genome
                      Sciences, Inc. (g)  2.25  08/15/12     130,615
              871,000 Illumina,
                      Inc. (b)(g)         0.63  02/15/14   1,139,921
              670,000 Incyte Corp. (g)    3.50  02/15/11     616,400
              500,000 Integra
                      LifeSciences
                      Holdings
                      Corp. (b)(g)        2.75  06/01/10     489,375
              250,000 ISIS
                      Pharmaceuticals,
                      Inc.                2.63  02/15/27     319,120
              186,000 King
                      Pharmaceuticals,
                      Inc. (g)            1.25  04/01/26     157,635
              195,000 LifePoint
                      Hospitals, Inc. (g) 3.50  05/15/14     174,525
               92,000 Medtronic, Inc. (b) 1.50  04/15/11     102,235
               68,000 Medtronic, Inc. (g) 1.50  04/15/11      75,565
              119,000 Millennium
                      Pharmaceuticals,
                      Inc. (g)            2.25  11/15/11     111,860
              117,000 Millipore Corp. (g) 3.75  06/01/26     127,091
              500,000 NovaMed, Inc. (g)   1.00  06/15/12     421,250
            1,000,000 Oscient
                      Pharmaceuticals
                      Corp. (g)           3.50  04/15/11     600,000
              961,000 Sciele Pharma,
                      Inc. (g)            2.63  05/15/27   1,035,477
            1,000,000 Sonosite, Inc. (g)  3.75  07/15/14   1,011,250
              251,000 West
                      Pharmaceutical
                      Services, Inc. (g)  4.00  03/15/47     237,822
                                                         -----------
                                                          12,573,720
                                                         -----------

See Notes to Financial Statements.    13              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                       SECURITY                  MATURITY
            PRINCIPAL  DESCRIPTION         RATE    DATE     VALUE
            ---------- -----------         ----  -------- ----------
            INDUSTRIALS - 1.5%
            $  348,000 Barnes Group,
                       Inc. (b)(g)         3.38% 03/15/27 $  449,790
               197,000 Barnes Group,
                       Inc. (g)            3.38  03/15/27    254,623
               750,000 Ceradyne, Inc. (g)  2.88  12/15/35  1,067,813
               191,000 FEI Co. (g)         2.88  06/01/13    243,047
               400,000 General Cable
                       Corp. (b)(h)        1.00  10/15/12    418,520
               161,000 Greatbatch,
                       Inc. (g)(h)         2.25  06/15/13    155,430
               105,000 Greatbatch, Inc.    2.25  06/15/13    101,456
               750,000 Horizon Lines,
                       Inc. (b)(g)         4.25  08/15/12    804,375
             1,000,000 Itron, Inc. (g)     2.50  08/01/26  1,555,000
               149,000 Kemet Corp. (b)(g)  2.25  11/15/26    148,069
                99,000 Kemet Corp. (g)     2.25  11/15/26     98,381
               500,000 LeCroy Corp. (b)(g) 4.00  10/15/26    426,875
               350,000 Newport
                       Corp. (b)(g)        2.50  02/15/12    325,063
               847,000 Trinity Industries,
                       Inc. (g)            3.88  06/01/36    881,938
                                                          ----------
                                                           6,930,380
                                                          ----------
            INFORMATION TECHNOLOGY - 2.2%
               259,000 Advanced Micro
                       Devices, Inc. (g)   6.00  05/01/15    234,071
               353,000 Amkor Technology,
                       Inc. (g)            2.50  05/15/11    368,885
               553,000 Borland Software
                       Corp. (b)(g)        2.75  02/15/12    530,382
               625,000 CACI International,
                       Inc. (b)(g)         2.13  05/01/14    682,031
               800,000 Cypress
                       Semiconductor
                       Corp. (b)(g)        1.00  09/15/09  1,052,000
               253,000 EMC Corp. (g)       1.75  12/01/13    362,739
               849,000 Emcore Corp. (g)    5.50  05/15/11  1,246,969
               625,000 Epicor Software
                       Corp. (g)           2.38  05/15/27    615,625
                98,000 Hutchinson
                       Technology,
                       Inc. (g)            3.25  01/15/26     90,773
                50,000 Komag, Inc. (b)(g)  2.13  04/01/14     50,000
             1,000,000 Magma Design
                       Automation,
                       Inc. (b)(g)         2.00  05/15/10  1,072,500
               198,000 Mentor Graphics
                       Corp. (g)           6.25  03/01/26    229,433
             1,664,000 Micron
                       Technology,
                       Inc. (g)            1.88  06/01/14  1,628,640

                     SECURITY                     MATURITY
          PRINCIPAL  DESCRIPTION            RATE    DATE      VALUE
          ---------- -----------            ----  -------- -----------
          $1,084,000 Nuance
                     Communications,
                     Inc. (b)(g)(h)         2.75% 08/15/27 $ 1,318,415
             165,000 ON Semiconductor
                     Corp. (b)(g)           2.63  12/15/26     228,937
             138,000 PMC - Sierra,
                     Inc. (g)               2.25  10/15/25     162,840
             147,000 Skyworks
                     Solutions, Inc. (g)    1.25  03/01/10     167,396
             196,000 Spansion,
                     Inc. (b)(g)            2.25  06/15/16     147,735
                                                           -----------
                                                            10,189,371
                                                           -----------
          MATERIALS - 0.3%
              70,000 Newmont Mining
                     Corp. (b)(g)           1.25  07/15/14      79,800
           1,000,000 USEC, Inc. (g)         3.00  10/01/14   1,095,000
                                                           -----------
                                                             1,174,800
                                                           -----------
          TELECOMMUNICATION SERVICES - 1.4%
             176,000 ADC
                     Telecommunications,
                     Inc. (c)(g)            5.78  06/15/13     171,160
             279,000 Ciena Corp. (g)        0.25  05/01/13     305,854
             102,000 Citadel
                     Broadcasting
                     Corp. (g)              1.88  02/15/11      87,975
              73,000 Dobson
                     Communications
                     Corp. (g)              1.50  10/01/25      97,364
           1,297,000 Earthlink, Inc. (g)(i) 3.25  11/15/26   1,428,321
           1,179,000 Equinix, Inc. (g)(h)   3.00  10/15/14   1,267,425
              51,000 Global Crossing,
                     Ltd. (g)               5.00  05/15/11      58,586
             225,000 HLTH Corp. (g)         3.13  09/01/25     241,594
              55,000 Level 3
                     Communications,
                     Inc. (g)               3.50  06/15/12      59,813
             241,000 NII Holdings,
                     Inc. (b)(g)            3.13  06/15/12     244,013
             122,000 Playboy
                     Enterprises,
                     Inc. (g)               3.00  03/15/25     111,782
             653,000 Powerwave
                     Technologies,
                     Inc. (b)(g)(h)         3.88  10/01/27     646,662
              65,000 Powerwave
                     Technologies,
                     Inc. (g)               1.88  11/15/24      56,631
              71,000 RF Micro Devices,
                     Inc. (g)               0.75  04/15/12      72,686
             102,000 RF Micro Devices,
                     Inc. (b)(g)            0.75  04/15/12     104,422

See Notes to Financial Statements.    14              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                       SECURITY                 MATURITY
            PRINCIPAL  DESCRIPTION        RATE    DATE      VALUE
            ---------- -----------        ----  -------- -----------
            $  204,000 SAVVIS, Inc. (g)   3.00% 05/15/12 $   190,485
               157,000 Symantec
                       Corp. (g)          1.00  06/15/13     181,531
               500,000 Symmetricom,
                       Inc. (g)           3.25  06/15/25     410,000
               165,000 Time Warner
                       Telecom, Inc. (g)  2.38  04/01/26     221,719
               229,000 Verisign,
                       Inc. (b)(g)        3.25  08/15/37     271,079
                                                         -----------
                                                           6,229,102
                                                         -----------
            UTILITIES - 0.2%
             1,030,000 Calpine Corp. (d)  4.75  11/15/23   1,018,412
                                                         -----------
            Total Corporate Convertible Bonds
            (Cost $53,935,530)                            56,041,732
                                                         -----------
            CORPORATE NON-COVERTIBLE BONDS - 1.4%
            CONSUMER DISCRETIONARY - 0.3%
               131,506 Continental
                       Airlines, Inc.     7.46  04/01/15     130,306
               400,000 Dana Corp. (d)     5.85  01/15/15     318,000
               400,000 Dana Corp. (d)     9.00  08/15/11     324,000
               300,000 Delphi Corp. (d)   6.50  08/15/13     270,375
               220,000 Delta Air Lines,
                       Inc.               7.11  09/18/11     223,238
               350,000 WMG Holdings
                       Corp. (i)          0.00  12/15/14     246,750
                                                         -----------
                                                           1,512,669
                                                         -----------
            FINANCIALS - 0.7%
               155,000 Allied World
                       Assurance
                       Holdings, Ltd.     7.50  08/01/16     162,767
                57,000 BNP Paribas (c)    8.25  11/28/21      55,879
                66,000 BNP Paribas (c)    9.23  06/08/17      67,913
               225,000 Camden Property
                       Trust              4.38  01/15/10     220,502
               195,000 Capital One
                       Financial Corp.    5.70  09/15/11     195,494
                75,000 Developers
                       Diversified Realty
                       Corp.              4.63  08/01/10      73,993
               100,000 Fairfax Financial
                       Holdings, Ltd.     7.75  04/26/12      99,750
               120,000 Ford Motor Credit
                       Co., LLC           7.38  10/28/09     117,722
               100,000 Ford Motor Credit
                       Co., LLC (c)       9.81  04/15/12     103,593
               119,000 GMAC, LLC (c)      7.82  12/01/14     109,854
               232,000 HCP, Inc.          5.63  05/01/17     215,980
               100,000 Highwoods
                       Properties, Inc.   7.50  04/15/18     106,542

                     SECURITY                    MATURITY
           PRINCIPAL DESCRIPTION           RATE    DATE     VALUE
           --------- -----------          -----  -------- ----------
           $ 50,000  JPMorgan Chase
                     Bank NA (c)           7.59% 03/28/22 $   46,730
             31,000  Lehman Brothers
                     Holdings, Inc. (c)    0.00  11/30/10     31,490
            151,000  Lehman Brothers
                     Holdings, Inc. (c)    0.00  06/20/16    165,606
             56,000  Lehman Brothers
                     Holdings, Inc. (c)    8.92  02/16/17     53,086
            111,000  Lehman Brothers
                     Holdings, Inc. (c)   11.00  11/07/16    110,958
             80,000  Merrill Lynch & Co.,
                     Inc. (c)              8.68  05/02/17     78,704
             80,000  Merrill Lynch & Co.,
                     Inc. (c)              8.95  05/18/17     74,500
             80,000  Merrill Lynch & Co.,
                     Inc. (c)              9.57  06/06/17     78,000
            225,000  MetLife, Inc.         6.40  12/15/36    214,626
             60,000  New Plan Excel
                     Realty Trust          5.13  09/15/12     58,125
            160,000  Reckson Operating
                     Partnership, LP       6.00  03/31/16    152,277
            100,000  Residential Capital,
                     LLC (c)               6.22  06/09/08     92,125
             49,000  Shurgard Storage
                     Centers, LLC          5.88  03/15/13     48,306
            100,000  Shurgard Storage
                     Centers, LLC          7.75  02/22/11    106,262
            180,000  Simon Property
                     Group, LP             5.75  05/01/12    179,955
            175,000  Washington Real
                     Estate Investment
                     Trust                 5.95  06/15/11    178,469
            170,000  Weingarten Realty
                     Investors             4.99  09/03/13    164,430
                                                          ----------
                                                           3,363,638
                                                          ----------
           MATERIALS - 0.0%
            110,000  Barrick Gold
                     Finance Co.           5.80  11/15/34     99,380
                                                          ----------
           UTILITIES - 0.4%
            500,000  Aquila, Inc.          7.63  11/15/09    521,089
            350,000  Aquila, Inc.         14.88  07/01/12    442,750
             10,000  Calpine Corp. (d)     7.88  04/01/08     10,775
            500,000  Calpine Corp. (d)    10.50  05/15/06    557,500
            140,000  Southern Union
                     Co. (c)               7.20  11/01/66    141,338
             55,000  SWEPCO Capital
                     Trust I (c)           5.25  10/01/43     54,997
                                                          ----------
                                                           1,728,449
                                                          ----------
           Total Corporate Non-Covertible Bonds
           (Cost $6,305,272)                               6,704,136
                                                          ----------

See Notes to Financial Statements.    15              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                          SECURITY                MATURITY
             PRINCIPAL    DESCRIPTION       RATE    DATE     VALUE
             ---------    -----------       ----  -------- ----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.2%
             MORTGAGE BACKED SECURITIES - 0.8%
             $327,618     FHLMC FG G02366   6.50% 10/01/36 $  334,617
              205,000     FHLMC FHR 2929
                          PE                5.00  05/15/33    197,095
              335,550     FHLMC Pool
                          #1B3413 (c)       5.95  05/01/37    338,167
              350,000     FHLMC Pool #
                          H03161 IO (h)     6.50  08/01/37    353,541
               32,956     FHLMC Pool
                          #1L0113 (c)       6.73  05/01/35     33,745
               60,681     FHLMC Series 2433
                          SA (c)            5.97  02/15/32     63,074
              252,228     FNMA Benchmark
                          REMIC 2006-B2 AB  5.50  05/25/14    252,956
              157,441     FNMA FNR 2001-52
                          YZ                6.50  10/25/31    161,932
               89,977     FNMA FNR 2001-81
                          QG                6.50  01/25/32     93,157
              225,000     FNMA FNR 2006-4
                          WE                4.50  02/25/36    195,142
              274,962     FNMA Pool #
                          776708            5.00  05/01/34    263,019
              233,608     FNMA Pool #545639 6.50  04/01/32    239,578
               69,886     FNMA Pool
                          #555177 (c)       4.83  01/01/33     70,084
               10,980     FNMA Pool
                          #673743 (c)       5.43  11/01/32     11,217
               45,786     FNMA Pool
                          #708856 (c)       6.84  06/01/33     46,808
              161,209     FNMA Pool #735861 6.50  09/01/33    165,383
              106,935     FNMA Pool #735881 6.00  11/01/34    107,492
              214,733     FNMA Pool
                          #764388 (c)       4.96  03/01/34    211,367
               77,727     FNMA Pool
                          #841741 (c)       5.04  09/01/35     77,144
              248,374     FNMA Pool
                          #895606 (c)       5.76  06/01/36    246,941
               28,646     GNMA Pool
                          #80610 (c)        6.37  06/20/32     28,877
               58,755     GNMA Pool
                          #81136 (c)        6.00  11/20/34     59,309
              121,458     GNMA Pool
                          #81432 (c)        5.00  08/20/35    122,067
              106,216     GNMA Pool
                          #81435 (c)        5.50  08/20/35    106,644
                                                           ----------
                                                            3,779,356
                                                           ----------
             US TREASURY SECURITIES - 2.4%
              126,000     Financing Corp.
                          FICO (e)          0.00  09/26/19     68,444

                          SECURITY                 MATURITY
            PRINCIPAL     DESCRIPTION        RATE    DATE      VALUE
           -----------    -----------        ----  -------- -----------
           $   709,000    U.S. Treasury
                          Bond               6.13% 11/15/27 $   820,612
               255,000    U.S. Treasury
                          Bond               8.13  08/15/19     332,237
               581,000    U.S. Treasury
                          Note               3.50  11/15/09     575,554
             1,012,000    U.S. Treasury
                          Note               4.25  11/15/14   1,002,592
             1,885,000    U.S. Treasury
                          Note               4.50  03/31/12   1,908,415
             3,352,000    U.S. Treasury
                          Note               4.75  05/31/12   3,429,254
               667,000    U.S. Treasury
                          Note               4.75  01/31/12     682,477
               947,000    U.S. Treasury
                          Note               4.88  02/15/12     975,559
               883,000    U.S. Treasury
                          Note               5.13  05/15/16     920,321
               487,000    U.S. Treasury
                          Strip PO (e)       0.00  08/15/19     273,796
                                                            -----------
                                                             10,989,261
                                                            -----------
           Total US Government and Agency Obligations
           (Cost $14,554,442)                                14,768,617
                                                            -----------
           TOTAL FIXED-INCOME SECURITIES (COST $81,417,247)  83,772,132
                                                            -----------
           RIGHTS - 0.0%
               150,000    Comdisco Holding Co., Inc. (j)
                          (Cost $51,260)                         13,800
                                                            -----------

                          SECURITY
             SHARES       DESCRIPTION                          VALUE
           -----------    -----------                       -----------
           MUTUAL FUND - 0.8%
               272,471    Loomis Sayles Investment Grade
                          Bond Fund (f)                       3,531,218
                 2,062    NFJ Dividend Interest & Premium
                          Strategy Fund (g)                      48,973
                                                            -----------
           Total Mutual Fund (Cost $3,573,019)                3,580,191
                                                            -----------

                          SECURITY
            PRINCIPAL     DESCRIPTION        RATE              VALUE
           -----------    -----------        ----           -----------
           SHORT-TERM INVESTMENTS - 19.3%
           MONEY MARKET DEPOSIT ACCOUNT - 19.1%
           $87,407,104    Citibank Money
                          Market Deposit
                          Account
                          (Cost $87,407,104) 4.72%           87,407,104
                                                            -----------
           COMMERCIAL PAPER - 0.2%
               370,000    Societe General NA                    369,532

See Notes to Financial Statements.    16              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                    SECURITY
          PRINCIPAL DESCRIPTION                              VALUE
          --------- -----------                           -----------
          $130,000  UBS Finance, LLC                      $   129,807
           315,000  UBS Finance, LLC                          313,789
                                                          -----------
          Total Commercial Paper (Cost $813,128)              813,128
                                                          -----------
          TOTAL SHORT-TERM INVESTMENTS
          (COST $88,220,232)                               88,220,232
                                                          -----------

                    SECURITY            STRIKE EXPIRATION
          CONTRACTS DESCRIPTION         PRICE     DATE       VALUE
          --------- -----------         ------ ---------- -----------
          PUT OPTIONS PURCHASED - 0.2%
                30  Advanced Micro
                    Devices, Inc.        20.00  01/21/09       21,600
                30  Amazon.com,
                    Inc.                 30.00  01/21/09        1,155
                18  Amgen, Inc.          60.00  01/21/09       12,870
                18  Amgen, Inc.          70.00  01/21/09       25,110
                30  Anadarko
                    Petroleum Corp.      40.00  01/21/09        3,750
                18  Apache Corp.         60.00  01/21/09        2,925
                15  Apple, Inc.          50.00  01/21/09          585
                60  Applied
                    Materials, Inc.      15.00  01/21/09        4,800
                18  Bank of America
                    Corp.                40.00  01/21/09        3,105
                15  Bear Stearns
                    Co., Inc.           130.00  01/21/09       30,750
                45  Bed Bath &
                    Beyond, Inc.         30.00  01/21/09       11,250
               111  Capital One
                    Financial Corp.      60.00  01/23/08       27,750
                18  Caterpillar, Inc.    60.00  01/21/09        5,031
                14  Centex Corp.         50.00  01/23/08       32,760
                18  Centex Corp.         40.00  01/21/09       26,010
                30  Circuit City
                    Stores, Inc.         30.00  01/21/09       66,150
                60  Cisco Systems,
                    Inc.                 15.00  01/21/09        1,020
                30  Comcast Corp.        20.00  01/21/09        5,513
                30  Countrywide
                    Financial Corp.      30.00  01/21/09       36,450
                30  Countrywide
                    Financial Corp.      25.00  01/21/09       25,200
                24  Dell, Inc.           20.00  01/23/08          360
                36  Dell, Inc.           30.00  01/23/08       10,980
                16  DR Horton, Inc. (k)  30.00  01/23/08       27,440
                28  eBay, Inc.           35.00  01/23/08        2,996
                28  General Electric
                    Co.                  30.00  01/23/08          224
                 6  Google, Inc.        240.00  01/23/08           75
                30  Halliburton Co.      30.00  01/21/09        3,750
               113  Hercules
                    Offshore, Inc.       25.00  10/24/07        5,085

                     SECURITY              STRIKE EXPIRATION
           CONTRACTS DESCRIPTION           PRICE     DATE     VALUE
           --------- -----------           ------ ---------- --------
               30    Hovnanian
                     Enterprises, Inc.     35.00   01/23/08  $ 72,300
                7    Hovnanian
                     Enterprises, Inc.     50.00   01/23/08    27,370
               18    Kohl's Corp.          50.00   01/21/09     8,100
               16    Lennar Corp., Class A 50.00   01/23/08    43,840
               45    Lowe's Cos., Inc.     25.00   01/21/09     9,900
               36    Lowe's Cos., Inc.     60.00   01/21/09    15,660
               18    Merrill Lynch & Co.,
                     Inc.                  55.00   01/21/09     6,750
               30    Microsoft Corp.       20.00   01/21/09     1,290
               18    Morgan Stanley        50.00   01/21/09     3,510
               30    Nike, Inc.            40.00   01/21/09     2,700
               18    Procter & Gamble Co.  50.00   01/21/09     1,215
               47    Pulte Homes, Inc.     25.00   01/21/09    54,520
               14    Ryland Group, Inc.    30.00   01/21/09    14,840
               16    Ryland Group, Inc.    60.00   01/23/08    62,080
               18    Ryland Group, Inc.    40.00   01/21/09    33,930
               15    Schlumberger, Ltd.    60.00   01/21/09     2,062
               18    Target Corp.          40.00   01/21/09     1,980
               28    Toll Brothers, Inc.   30.00   01/23/08    27,860
               18    United Technologies
                     Corp.                 50.00   01/21/09     1,260
               30    Yahoo!, Inc.          30.00   01/23/08    11,775
                                                             --------
           Total Put Options Purchased
           (Premiums Paid $536,460)                           797,636
                                                             --------
           CALL OPTIONS PURCHASED - 0.7%
              159    American
                     International Group   60.00   01/17/09   212,265
              421    Bed Bath & Beyond,
                     Inc.                  30.00   01/21/09   345,220
                7    Bed Bath & Beyond,
                     Inc.                  30.00   01/23/08     3,780
               89    Capital One Financial
                     Corp.                 65.00   01/23/08    57,405
              170    ConocoPhillips        60.00   01/21/09   513,400
              300    Dell, Inc.            20.00   01/23/08   240,000
              285    E*Trade Financial
                     Corp.                 15.00   01/23/08    27,075
               15    FedEx Corp. (k)       90.00   01/21/09    35,250
              476    Home Depot, Inc.      30.00   01/17/09   285,600
               45    Johnson & Johnson     50.00   01/23/08    72,450
              113    Johnson & Johnson     50.00   01/23/08   181,930
              218    Lowe's Cos., Inc.     25.00   01/23/08    87,200
              109    McDonalds Corp.       40.00   01/21/09   176,580
              247    Microsoft Corp.       20.00   01/21/09   258,115
               72    Procter & Gamble Co.  60.00   01/21/09   100,080
               19    SLM Corp.             40.00   10/24/07    20,140
              155    Time Warner, Inc.     15.00   01/21/09    72,075
              417    Wal-Mart Stores, Inc. 35.00   01/21/09   467,040
                7    Walt Disney Co.       30.00   01/23/08     3,745

See Notes to Financial Statements.    17              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

                     SECURITY        STRIKE EXPIRATION
           CONTRACTS DESCRIPTION     PRICE     DATE        VALUE
           --------- -----------     ------ ---------- -------------
              201    Walt Disney Co. 30.00   01/21/09  $     153,765
              228    Warner Music
                     Group Corp. (h) 25.00   01/21/09          5,130
                                                       -------------
           Total Call Options Purchased
           (Premiums Paid $3,684,689)                      3,318,245
                                                       -------------
           TOTAL LONG POSITIONS - 101.0%
           (COST $435,350,709) *                       $ 461,912,280
           TOTAL SHORT POSITIONS - (43.0)%
           (COST $(194,737,939))                        (196,676,982)
           TOTAL CALL OPTIONS WRITTEN - (0.3)%
           (COST $(1,310,590))                            (1,419,050)
           Other Assets & Liabilities, Net - 42.3%       193,554,010
                                                       -------------
           NET ASSETS - 100.00%                        $ 457,370,258
                                                       =============

See Notes to Financial Statements.    18              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2007

          SHARES  SECURITY DESCRIPTION                        VALUE
         -------  --------------------                     -----------
         SECURITIES SOLD SHORT - (43.0)%
         COMMON STOCK - (36.8)%
         CONSUMER DISCRETIONARY - (6.8)%
         (17,500) 99 Cents Only Stores                     $  (179,725)
         (19,700) Advance Auto Parts, Inc.                    (661,132)
          (4,300) AirTran Holdings, Inc.                       (42,312)
         (20,691) Ambassadors International, Inc.             (507,550)
         (31,300) American Eagle Outfitters, Inc.             (823,503)
         (28,350) AMR Corp.                                   (631,921)
            (791) ArvinMeritor, Inc.                           (13,305)
          (3,200) AutoNation, Inc.                             (56,704)
            (100) Beazer Homes USA, Inc.                          (825)
         (22,050) Bed Bath & Beyond, Inc.                     (752,346)
         (23,407) Best Buy Co., Inc.                        (1,077,190)
         (22,364) Blockbuster, Inc., Class A                  (120,095)
         (11,300) Borders Group, Inc.                         (150,629)
            (800) BorgWarner, Inc.                             (73,224)
          (3,231) California Pizza Kitchen, Inc.               (56,769)
         (28,300) Carmax, Inc.                                (575,339)
          (2,000) Carnival Corp.                               (96,860)
         (11,500) Casual Male Retail Group, Inc.              (103,040)
          (3,800) Centex Corp.                                (100,966)
          (5,800) Champion Enterprises, Inc.                   (63,684)
          (7,268) Charming Shoppes, Inc.                       (61,051)
         (33,200) Chico's FAS, Inc.                           (466,460)
         (18,750) Choice Hotels International, Inc.           (706,312)
          (1,500) Cintas Corp.                                 (55,650)
            (608) Citadel Broadcasting Corp.                    (2,529)
         (13,800) Citi Trends, Inc.                           (300,288)
          (9,190) Collective Brands, Inc.                     (202,731)
          (4,900) Comcast Corp., Class A                      (118,482)
          (3,784) Continental Airlines, Inc., Class B         (124,986)
          (4,500) Cost Plus, Inc.                              (18,090)
          (3,908) Dick's Sporting Goods, Inc.                 (262,422)
         (16,100) Dillard's, Inc., Class A                    (351,463)
         (21,500) DR Horton, Inc.                             (275,415)
          (3,200) Empire Resorts, Inc.                         (15,808)
          (1,300) Fastenal Co.                                 (59,033)
         (48,349) Ford Motor Co.                              (410,483)
         (36,964) Frontier Airlines Holdings, Inc.            (228,807)
          (5,600) Gaylord Entertainment Co.                   (298,032)
          (4,327) General Motors Corp.                        (158,801)
          (9,369) Gol Linhas Aereas Inteligentes S.A., ADR    (224,856)
          (4,786) Group 1 Automotive, Inc.                    (160,666)
         (24,600) Herman Miller, Inc.                         (667,644)
          (1,526) Hibbett Sports, Inc.                         (37,845)
         (17,750) HNI Corp.                                   (639,000)
          (3,500) Hovnanian Enterprises, Inc.                  (38,815)
         (11,000) Interface, Inc., Class A                    (198,550)
         (17,750) International Game Technology               (765,025)
         (39,841) Jetblue Airways Corp.                       (367,334)
          (2,681) Jones Apparel Group, Inc.                    (56,650)
            (100) KB Home                                       (2,506)

         SHARES  SECURITY DESCRIPTION                         VALUE
        -------  --------------------                      -----------
         (8,500) Kimball International, Inc., Class B      $   (96,730)
         (5,000) Las Vegas Sands Corp.                        (667,100)
        (13,800) Lee Enterprises, Inc.                        (214,866)
        (15,481) Lennar Corp., Class A                        (350,645)
         (3,700) Life Time Fitness, Inc.                      (226,958)
        (44,400) Lions Gate Entertainment Corp.               (457,764)
         (5,000) Lithia Motors, Inc., Class A                  (85,300)
         (7,495) Liz Claiborne, Inc.                          (257,303)
         (4,958) Lowe's Cos., Inc.                            (138,923)
        (46,750) Limited Brands, Inc.                       (1,070,108)
        (11,800) M/I Homes, Inc.                              (163,902)
         (8,000) Macrovision Corp.                            (197,040)
         (2,800) MDC Holdings, Inc.                           (114,632)
         (4,218) Mesa Air Group, Inc.                          (18,728)
        (10,600) Mobile Mini, Inc.                            (256,096)
         (6,800) News Corp., Class A                          (149,532)
        (20,000) Office Depot, Inc.                           (412,400)
         (5,900) OfficeMax, Inc.                              (202,193)
         (8,500) O'Reilly Automotive, Inc.                    (283,985)
         (9,175) Orient-Express Hotels, Ltd.                  (470,402)
         (1,300) Oxford Industries, Inc.                       (46,956)
        (17,656) Panera Bread Co., Class A                    (720,365)
        (39,730) Penske Auto Group, Inc.                      (804,135)
         (1,361) Petsmart, Inc.                                (43,416)
         (2,000) PF Chang's China Bistro, Inc.                 (59,200)
        (12,200) Pier 1 Imports, Inc.                          (57,706)
         (7,439) Pinnacle Entertainment, Inc.                 (202,564)
         (3,948) Playboy Enterprises, Inc., Class A            (42,402)
        (18,800) Pool Corp.                                   (469,624)
        (28,900) Pulte Homes, Inc.                            (393,329)
        (15,300) Quiksilver, Inc.                             (218,790)
         (1,121) Rare Hospitality International, Inc.          (42,721)
         (1,800) Regis Corp.                                   (57,438)
         (5,937) Royal Caribbean Cruises, Ltd.                (231,721)
         (5,814) Ryanair Holdings, plc, ADR                   (241,339)
           (600) Ryland Group, Inc.                            (12,858)
        (11,500) Scholastic Corp.                             (400,890)
         (5,291) School Specialty, Inc.                       (183,227)
         (1,975) Scientific Games Corp., Class A               (74,260)
         (1,452) Six Flags, Inc.                                (5,024)
        (10,700) Skechers U.S.A., Inc., Class A               (236,470)
         (3,700) Sonic Automotive, Inc., Class A               (88,578)
         (2,899) Sonic Corp.                                   (67,837)
        (11,700) Spartan Motors, Inc.                         (196,911)
         (4,074) Sport Supply Group, Inc.                      (36,625)
        (16,100) Standard-Pacific Corp.                        (89,194)
         (9,099) Starbucks Corp.                              (238,394)
        (11,600) Starwood Hotels & Resorts Worldwide, Inc.    (704,700)
        (28,800) Steak 'n' Shake Co.                          (432,288)
         (5,000) Target Corp.                                 (317,850)
        (19,771) Thor Industries, Inc.                        (889,497)
         (6,900) Titan International, Inc.                    (220,248)
        (27,650) TJX Cos., Inc.                               (803,786)

See Notes to Financial Statements.    19              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2007

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
             (200) Toll Brothers, Inc.                   $     (3,998)
           (1,938) Toyota Motor Corp., ADR                   (226,475)
          (19,405) Tractor Supply Co.                        (894,376)
          (65,300) Trump Entertainment Resorts, Inc.         (421,185)
           (1,692) Tween Brands, Inc.                         (55,565)
           (2,556) Urban Outfitters, Inc.                     (55,721)
           (7,300) Wal-Mart Stores, Inc.                     (318,645)
             (300) Washington Post Co., Class B              (240,840)
          (14,715) WESCO International, Inc.                 (631,862)
           (2,772) Williams-Sonoma, Inc.                      (90,423)
           (3,100) World Fuel Services Corp.                 (126,511)
           (8,500) Zale Corp.                                (196,690)
                                                         ------------
                                                          (31,090,094)
                                                         ------------
          CONSUMER STAPLES - (5.3)%
          (21,500) ABM Industries, Inc.                      (429,570)
           (6,855) Advance America Cash Advance Centers,
                   Inc.                                       (73,143)
          (10,652) Archer-Daniels-Midland Co.                (352,368)
          (10,950) Avery Dennison Corp.                      (624,369)
           (4,471) Avon Products, Inc.                       (167,797)
           (2,995) Bare Escentuals, Inc.                      (74,486)
          (16,400) Brown-Forman Corp., Class B             (1,228,524)
           (5,156) Bunge, Ltd.                               (554,012)
          (39,663) CBIZ, Inc.                                (315,321)
           (4,700) Central European Distribution Corp.       (225,177)
           (6,684) Central Garden and Pet Co., Class A        (60,022)
             (939) Chemed Corp.                               (58,368)
           (1,600) Colgate-Palmolive Co.                     (114,112)
          (13,828) Constellation Brands, Inc., Class A       (334,776)
          (10,950) Corporate Executive Board Co.             (812,928)
          (10,428) CuraGen Corp.                              (14,391)
          (10,265) Deluxe Corp.                              (378,163)
          (15,446) Dollar Financial Corp.                    (440,674)
           (2,410) Estee Lauder Cos., Inc.                   (102,329)
          (10,958) Euronet Worldwide, Inc.                   (326,220)
           (3,600) Fortune Brands, Inc.                      (293,364)
           (3,400) Fresh Del Monte Produce, Inc.              (97,750)
           (1,325) Green Mountain Coffee Roasters, Inc.       (43,977)
          (59,300) H&R Block, Inc.                         (1,255,974)
          (14,800) Healthcare Services Group                 (299,996)
          (16,150) Hershey Co.                               (749,521)
          (14,300) Hudson Highland Group, Inc.               (182,039)
           (2,300) Huron Consulting Group, Inc.              (167,026)
           (4,800) Iron Mountain, Inc.                       (146,304)
          (10,600) Kelly Services, Inc., Class A             (209,986)
           (7,814) Kendle International, Inc.                (324,515)
           (8,700) Kenexa Corp.                              (267,786)
          (11,300) Kraft Foods, Inc.                         (389,963)
           (2,922) Lance, Inc.                                (67,264)
           (7,200) LECG Corp.                                (107,280)
          (37,038) Live Nation, Inc.                         (787,058)
           (1,600) Manpower, Inc.                            (102,960)
           (4,700) Molson Coors Brewing Co., Class B         (468,449)

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
          (10,200) Monro Muffler, Inc.                   $   (344,658)
          (18,900) Monster Worldwide, Inc.                   (643,734)
          (14,800) Moody's Corp.                             (745,920)
           (3,925) Nash Finch Co.                            (156,333)
          (11,466) Omnicare, Inc.                            (379,869)
           (2,999) Oscient Pharmaceuticals Corp.               (7,737)
           (9,900) PeopleSupport, Inc.                       (118,404)
          (31,600) Pharmaceutical Product Development,
                   Inc.                                    (1,119,904)
           (1,146) Pilgrim's Pride Corp.                      (39,801)
          (16,825) Prestige Brands Holdings, Inc.            (184,738)
           (3,100) Procter & Gamble Co.                      (218,054)
          (21,800) Robert Half International, Inc.           (650,948)
           (9,100) RR Donnelley & Sons Co.                   (332,696)
          (20,280) Scotts Miracle-Gro Co., Class A           (866,970)
          (16,850) Sepracor, Inc.                            (463,375)
          (12,814) Spartan Stores, Inc.                      (288,699)
          (21,000) SYSCO Corp.                               (747,390)
          (14,400) Tootsie Roll Industries, Inc.             (382,032)
           (2,000) Tyson Foods, Inc., Class A                 (35,700)
           (3,689) United Natural Foods, Inc.                (100,415)
           (2,712) Universal Corp.                           (132,752)
          (15,500) UST, Inc.                                 (768,800)
          (49,900) Valeant Pharmaceuticals International     (772,452)
           (3,300) VCA Antech, Inc.                          (137,775)
          (22,900) Vertex Pharmaceuticals, Inc.              (879,589)
           (3,040) Vistaprint, Ltd.                          (113,605)
           (3,880) Watson Pharmaceuticals, Inc.              (125,712)
          (16,812) Whole Foods Market, Inc.                  (823,116)
                                                         ------------
                                                          (24,229,140)
                                                         ------------
          ENERGY - (3.6)%
           (2,405) Acergy S.A., ADR                           (71,429)
          (27,350) Arch Coal, Inc.                           (922,789)
           (2,900) Arena Resources, Inc.                     (189,950)
           (1,530) Atwood Oceanics, Inc.                     (117,137)
           (2,870) Baker Hughes, Inc.                        (259,362)
          (23,650) BJ Services Co.                           (627,908)
           (2,200) Cameron International Corp.               (203,038)
           (1,800) Carrizo Oil & Gas, Inc.                    (80,748)
           (6,500) Cheniere Energy, Inc.                     (254,605)
           (7,197) Chesapeake Energy Corp.                   (253,766)
           (1,230) Chevron Corp.                             (115,103)
           (4,300) CNX Gas Corp.                             (123,711)
           (2,930) Comstock Resources, Inc.                   (90,361)
           (5,600) Covanta Holding Corp.                     (137,256)
          (27,600) Delta Petroleum Corp.                     (495,420)
           (3,800) Denbury Resources, Inc.                   (169,822)
           (1,300) Diamond Offshore Drilling, Inc.           (147,277)
           (5,092) Edge Petroleum Corp.                       (65,381)
          (15,300) Enbridge, Inc.                            (561,051)
           (3,215) Encore Acquisition Co.                    (101,755)
           (3,155) EOG Resources, Inc.                       (228,201)
          (57,994) Evergreen Solar, Inc.                     (517,886)

See Notes to Financial Statements.    20              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2007

          SHARES  SECURITY DESCRIPTION                        VALUE
         -------  --------------------                    ------------
         (18,100) Foundation Coal Holdings, Inc.          $   (709,520)
          (6,500) Gasco Energy, Inc.                           (12,025)
         (17,302) Global Industries, Ltd.                     (445,700)
          (2,400) GMX Resources, Inc.                          (77,208)
         (13,732) Goodrich Petroleum Corp.                    (435,304)
            (490) Hornbeck Offshore Services, Inc.             (17,983)
         (12,400) International Coal Group, Inc.               (55,056)
         (10,600) Nabors Industries, Ltd.                     (326,162)
          (1,400) National Oilwell Varco, Inc.                (202,300)
          (2,165) Newfield Exploration Co.                    (104,266)
          (1,755) Occidental Petroleum Corp.                  (112,460)
          (4,000) Parallel Petroleum Corp.                     (67,960)
          (3,320) Patterson-UTI Energy, Inc.                   (74,932)
         (19,650) Peabody Energy Corp.                        (940,646)
          (3,800) Penn Virginia Corp.                         (167,124)
          (8,760) Petroquest Energy, Inc.                      (93,995)
          (2,075) Pride International, Inc.                    (75,841)
          (4,000) Quicksilver Resources, Inc.                 (188,200)
          (5,000) Range Resources Corp.                       (203,300)
          (5,400) Rowan Cos., Inc.                            (197,532)
          (6,590) Schlumberger, Ltd.                          (691,950)
         (20,600) Southwestern Energy Co.                     (862,110)
         (18,050) St Mary Land & Exploration Co.              (643,844)
          (3,945) StatoilHydro ASA, ADR                       (133,814)
          (2,100) Suncor Energy, Inc.                         (199,101)
         (12,650) Sunoco, Inc.                                (895,367)
          (4,400) Sunpower Corp., Class A                     (364,408)
          (8,137) Suntech Power Holdings Co., Ltd., ADR       (324,666)
         (40,100) Tetra Technologies, Inc.                    (847,714)
         (20,000) Toreador Resources Corp.                    (236,600)
          (1,540) Total S.A.-SP, ADR                          (124,786)
         (15,700) TransCanada Corp.                           (574,777)
            (700) Transocean, Inc.                             (79,135)
         (15,800) Warren Resources, Inc.                      (198,132)
          (1,740) Western Refining, Inc.                       (70,609)
                                                          ------------
                                                           (16,488,483)
                                                          ------------
         FINANCIALS - (4.5)%
          (2,120) Acadia Realty Trust                          (57,516)
             (90) Affiliated Managers Group, Inc.              (11,476)
         (21,620) Alesco Financial, Inc.                      (106,370)
          (7,800) AMBAC Financial Group, Inc.                 (490,698)
          (3,220) American Campus Communities, Inc.            (94,314)
         (10,100) American Capital Strategies, Ltd.           (431,573)
         (14,887) American Equity Investment Life Holding
                  Co.                                         (158,547)
          (1,700) American International Group, Inc.          (115,005)
            (990) AmeriCredit Corp.                            (17,404)
          (2,320) Apartment Investment & Management
                  Co.                                         (104,702)
          (4,700) Astoria Financial Corp.                     (124,691)
         (15,500) Bank Of Hawaii Corp.                        (819,175)
         (16,100) BankAtlantic Bancorp, Inc., Class A         (139,587)
          (5,000) Bear Stearns Cos., Inc.                     (614,050)

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                    ---------
          (26,600) Brown & Brown, Inc.                     $(699,580)
          (21,231) CapitalSource, Inc.                      (429,715)
           (8,700) Capitol Bancorp, Ltd.                    (216,021)
          (14,100) Capitol Federal Financial                (482,220)
          (10,500) Citigroup, Inc.                          (490,035)
          (10,600) CNA Financial Corp.                      (416,792)
           (8,900) Commerce Bancorp, Inc.                   (345,142)
           (2,830) Commerce Group, Inc.                      (83,400)
          (14,349) Conseco, Inc.                            (229,584)
          (27,150) Cousins Properties, Inc.                 (797,124)
           (1,875) Cullen/Frost Bankers, Inc.                (93,975)
          (28,800) CVB Financial Corp.                      (336,960)
           (6,368) Equity Residential                       (269,748)
           (1,655) Federal National Mortgage Association    (100,641)
           (1,680) FelCor Lodging Trust, Inc.                (33,482)
           (2,470) Fifth Third Bancorp                       (83,684)
          (11,270) First Horizon National Corp.             (300,458)
           (7,555) First Niagara Financial Group, Inc.      (106,903)
           (5,940) FirstFed Financial Corp.                 (294,327)
           (3,575) FNB Corp.                                 (59,130)
           (4,264) Forest City Enterprises, Inc., Class A   (235,202)
           (7,195) Fulton Financial Corp.                   (103,464)
           (1,580) General Growth Properties, Inc.           (84,720)
           (7,400) Glacier Bancorp, Inc.                    (166,648)
           (3,930) Glimcher Realty Trust                     (92,355)
           (1,100) Goldman Sachs Group, Inc.                (238,414)
           (1,900) Hancock Holding Co.                       (76,152)
           (2,300) Hartford Financial Services Group, Inc.  (212,865)
           (3,540) Health Care REIT, Inc.                   (156,610)
           (4,200) Hilb, Rogal & Hobbs Co.                  (181,986)
          (24,700) Host Hotels & Resorts, Inc.              (554,268)
           (7,080) Investors Bancorp, Inc.                  (100,253)
           (8,000) Jefferies Group, Inc.                    (222,640)
           (6,356) KKR Financial Holdings LLC               (107,099)
           (4,400) Lazard, Ltd., Class A                    (186,560)
           (3,300) Lehman Brothers Holdings, Inc.           (203,709)
           (2,190) Leucadia National Corp.                  (105,602)
           (3,725) Lexington Realty Trust                    (74,537)
           (1,400) Maguire Properties, Inc.                  (36,162)
           (8,800) MBIA, Inc.                               (537,240)
           (2,800) MetLife, Inc.                            (195,244)
           (2,100) MGIC Investment Corp.                     (67,851)
           (2,600) National City Corp.                       (65,234)
           (2,500) National Financial Partners Corp.        (132,450)
           (9,745) New York Community Bancorp, Inc.         (185,642)
          (14,700) NewAlliance Bancshares, Inc.             (215,796)
          (17,760) Northstar Realty Finance Corp.           (176,357)
           (2,800) NYSE Euronext                            (221,676)
           (2,030) Parkway Properties, Inc.                  (89,604)
           (1,400) PartnerRe, Ltd.                          (110,586)
          (10,300) PrivateBancorp, Inc.                     (358,852)
           (4,320) Progressive Corp.                         (83,851)
           (3,966) Prologis                                 (263,144)
           (2,800) Raymond James Financial, Inc.             (91,980)

See Notes to Financial Statements.    21              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2007

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
           (3,425) Regions Financial Corp.               $   (100,969)
           (9,600) Security Capital Assurance, Ltd.          (219,264)
           (2,775) South Financial Group, Inc.                (63,103)
           (1,248) Sovereign Bancorp, Inc.                    (21,266)
           (1,675) Sovran Self Storage, Inc.                  (76,782)
          (17,400) St Joe Co.                                (584,814)
           (5,400) State Street Corp.                        (368,064)
           (1,500) Sun Life Financial, Inc.                   (78,675)
          (12,600) Synovus Financial Corp.                   (353,430)
           (1,300) T Rowe Price Group, Inc.                   (72,397)
          (33,250) TCF Financial Corp.                       (870,485)
           (7,300) Tower Group, Inc.                         (191,114)
          (13,690) UCBH Holdings, Inc.                       (239,301)
          (29,350) UDR, Inc.                                 (713,792)
          (13,600) United Community Banks, Inc.              (333,472)
           (2,400) Unum Group                                 (58,728)
          (10,920) Valley National Bancorp                   (242,206)
           (3,915) Washington Federal, Inc.                  (102,808)
           (5,405) Westamerica Bancorporation                (269,223)
           (3,900) Wintrust Financial Corp.                  (166,491)
           (4,746) World Acceptance Corp.                    (156,998)
           (2,600) XL Capital, Ltd., Class A                 (205,920)
                                                         ------------
                                                          (20,578,084)
                                                         ------------
          HEALTH CARE - (3.9)%
           (3,500) Abbott Laboratories                       (187,670)
          (28,700) Abraxis BioScience, Inc.                  (655,221)
           (2,031) Advanced Medical Optics, Inc.              (62,128)
           (7,335) Affymetrix, Inc.                          (186,089)
           (4,847) Align Technology, Inc.                    (122,775)
           (1,465) Allergan, Inc.                             (94,449)
           (5,100) AMAG Pharmaceuticals, Inc.                (291,720)
           (9,574) American Medical Systems Holdings,
                   Inc.                                      (162,279)
           (2,332) Amgen, Inc.                               (131,921)
          (10,744) Amylin Pharmaceuticals, Inc.              (537,200)
           (5,900) ATS Medical, Inc.                          (10,679)
          (15,100) Barr Pharmaceuticals, Inc.                (859,341)
           (2,500) Baxter International, Inc.                (140,700)
          (23,689) BioMarin Pharmaceuticals, Inc.            (589,856)
          (10,476) Boston Scientific Corp.                   (146,140)
           (5,000) Bristol-Myers Squibb Co.                  (144,100)
          (26,903) China Medical Technologies, Inc., ADR   (1,151,179)
           (2,900) Cooper Cos., Inc.                         (152,018)
           (1,259) CR Bard, Inc.                             (111,031)
          (36,087) Cubist Pharmaceuticals, Inc.              (762,518)
           (1,400) Cyberonics, Inc.                           (19,516)
           (3,919) Davita, Inc.                              (247,602)
           (8,050) deCode Genetics, Inc.                      (27,933)
           (6,225) Elan Corp., plc, ADR                      (130,974)
           (5,653) Five Star Quality Care, Inc.               (46,468)
          (17,100) Forest Laboratories, Inc.                 (637,659)
           (1,475) Genentech, Inc.                           (115,079)
          (10,360) Health Management Associates, Inc.,
                   Class A                                    (71,898)

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
           (1,722) Healthsouth Corp.                     $    (30,152)
          (16,700) Hospira, Inc.                             (692,215)
           (4,671) Human Genome Sciences, Inc.                (48,065)
          (16,939) Illumina, Inc.                            (878,795)
          (17,595) Incyte Corp.                              (125,804)
           (3,208) Integra Lifesciences Holdings, Corp.      (155,845)
          (26,350) ISIS Pharmaceuticals, Inc.                (394,460)
           (1,550) Johnson & Johnson                         (101,835)
           (5,257) King Pharmaceuticals, Inc.                 (61,612)
           (7,323) LifePoint Hospitals, Inc.                 (219,763)
           (4,310) Lincare Holdings, Inc.                    (157,962)
          (10,300) Luminex Corp.                             (155,324)
           (9,000) Medicines Co.                             (160,290)
          (22,600) Medicis Pharmaceutical Corp., Class A     (689,526)
           (3,130) Medtronic, Inc.                           (176,563)
           (4,617) Millennium Pharmaceuticals, Inc.           (46,863)
             (833) Millipore Corp.                            (63,141)
          (10,857) Mylan Laboratories, Inc.                  (173,278)
          (49,725) NovaMed, Inc.                             (216,304)
           (4,790) Pfizer, Inc.                              (117,020)
           (6,700) Psychiatric Solutions, Inc.               (263,176)
           (5,615) Quest Diagnostics, Inc.                   (324,379)
           (7,900) Radiation Therapy Services, Inc.          (164,478)
          (22,750) Resmed, Inc.                              (975,293)
          (25,133) Sciele Pharma, Inc.                       (653,961)
          (20,269) Sonosite, Inc.                            (618,610)
           (9,300) Stereotaxis, Inc.                         (128,247)
           (3,800) Stryker Corp.                             (261,288)
           (2,546) Syneron Medical, Ltd.                      (60,187)
          (26,410) Tenet Healthcare Corp.                     (88,738)
           (4,115) UnitedHealth Group, Inc.                  (199,289)
          (17,050) Varian Medical Systems, Inc.              (714,225)
          (10,200) Vital Images, Inc.                        (199,104)
          (11,570) West Pharmaceutical Services, Inc.        (482,006)
                                                         ------------
                                                          (17,593,941)
                                                         ------------
          INDUSTRIALS - (4.1)%
           (2,000) Alexander & Baldwin, Inc.                 (100,260)
           (3,200) Amerco, Inc.                              (203,072)
           (1,950) Ametek, Inc.                               (84,279)
           (2,000) Amphenol Corp., Class A                    (79,520)
          (21,900) Applera Corp. -- Applied Biosystems
                   Group                                     (758,616)
          (25,320) Barnes Group, Inc.                        (808,214)
           (2,400) Belden, Inc.                              (112,584)
           (9,400) Brady Corp., Class A                      (337,272)
           (4,153) Briggs & Stratton Corp.                   (104,573)
           (4,300) Bristow Group, Inc.                       (187,953)
          (11,028) Ceradyne, Inc.                            (835,261)
           (1,400) CH Robinson Worldwide, Inc.                (76,006)
          (12,400) Con-Way, Inc.                             (570,400)
           (7,200) Curtiss-Wright Corp.                      (342,000)
           (1,400) Danaher Corp.                             (115,794)
          (16,550) Eagle Materials, Inc.                     (591,497)
           (8,573) Energy Conversion Devices, Inc.           (194,779)

See Notes to Financial Statements.    22              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2007

          SHARES  SECURITY DESCRIPTION                        VALUE
         -------  --------------------                    ------------
         (11,401) FEI Co.                                 $   (358,333)
          (2,200) Flowserve Corp.                             (167,596)
         (12,900) Fuel Tech, Inc.                             (284,961)
          (2,110) Gardner Denver, Inc.                         (82,290)
          (2,785) Garmin, Ltd.                                (332,529)
          (1,300) GATX Corp.                                   (55,575)
          (4,840) General Cable Corp.                         (324,861)
         (14,800) General Electric Co.                        (612,720)
         (20,507) Gerber Scientific, Inc.                     (222,501)
          (5,828) Greatbatch, Inc.                            (154,967)
          (8,610) Hexcel Corp.                                (195,533)
         (19,275) Horizon Lines, Inc., Class A                (588,465)
          (3,300) IDEX Corp.                                  (120,087)
          (4,600) Insituform Technologies, Inc.                (70,058)
         (13,406) Itron, Inc.                               (1,247,696)
          (7,600) Kaman Corp.                                 (262,656)
         (10,079) Kansas City Southern                        (324,241)
         (17,906) Kemet Corp.                                 (131,609)
         (15,671) LeCroy Corp.                                (116,906)
          (4,000) Lindsay Corp.                               (175,120)
          (3,800) Matthews International Corp., Class A       (166,440)
          (1,200) Mine Safety Appliances Co.                   (56,532)
          (4,000) Moog, Inc., Class A                         (175,760)
          (8,106) Newport Corp.                               (123,455)
          (3,707) Owens Corning, Inc.                          (92,860)
          (7,500) Packaging Corporation of America            (218,025)
         (28,400) Republic Services, Inc.                     (928,964)
         (12,150) Rockwell Automation, Inc.                   (844,546)
          (2,800) Roper Industries, Inc.                      (183,400)
         (13,200) Seaspan Corp.                               (434,280)
          (1,800) Snap-On, Inc.                                (89,172)
          (2,590) Sonoco Products Co.                          (78,166)
          (5,000) Stanley Works                               (280,650)
          (3,800) Stericycle, Inc.                            (217,208)
          (1,082) Teleflex, Inc.                               (84,309)
          (9,300) Tetra Tech, Inc.                            (196,416)
         (16,103) Trinity Industries, Inc.                    (604,507)
         (17,500) Universal Display Corp.                     (310,100)
          (2,412) Universal Forest Products, Inc.              (72,119)
         (38,450) UTi Worldwide, Inc.                         (883,581)
         (18,100) Waste Management, Inc.                      (683,094)
         (11,086) Watts Water Technologies, Inc., Class A     (340,340)
          (5,650) Werner Enterprises, Inc.                     (96,898)
                                                          ------------
                                                           (18,491,606)
                                                          ------------
         INFORMATION TECHNOLOGY - (4.5)%
          (3,600) Activision, Inc.                             (77,724)
          (6,734) Advanced Micro Devices, Inc.                 (88,889)
         (15,995) Amkor Technology, Inc.                      (184,262)
         (11,600) Anadigics, Inc.                             (209,728)
         (17,450) Analog Devices, Inc.                        (630,992)
          (1,000) Apple, Inc.                                 (153,540)
         (60,200) BEA Systems, Inc.                           (834,974)
         (64,018) Borland Software Corp.                      (278,478)

           SHARES  SECURITY DESCRIPTION                      VALUE
          -------  --------------------                  ------------
          (25,900) Broadcom Corp., Class A               $   (943,796)
           (2,000) CA, Inc.                                   (51,440)
           (9,005) CACI International, Inc., Class A         (460,065)
           (1,200) Cerner Corp.                               (71,772)
          (24,750) Citrix Systems, Inc.                      (997,920)
           (4,700) Cognizant Technology Solutions Corp.,
                   Class A                                   (374,919)
           (4,300) Concur Technologies, Inc.                 (135,536)
          (31,200) CSG Systems International, Inc.           (663,000)
          (34,702) Cypress Semiconductor Corp.             (1,013,645)
           (3,318) Dell, Inc.                                 (91,577)
           (1,950) Diodes, Inc.                               (62,595)
           (3,400) Electronic Arts, Inc.                     (190,366)
           (7,100) Electronic Data Systems Corp.             (155,064)
          (13,243) EMC Corp.                                 (275,454)
          (75,122) Emcore Corp.                              (721,171)
          (25,502) Epicor Software Corp.                     (351,163)
          (18,250) Global Payments, Inc.                     (807,015)
           (1,666) Hutchinson Technology, Inc.                (40,984)
           (3,213) IMS, Health, Inc.                          (98,446)
           (2,300) International Business Machines Corp.     (270,940)
           (6,255) Kulicke & Soffa Industries, Inc.           (53,042)
          (17,600) Lexmark International, Inc., Class A      (730,928)
          (24,150) Linear Technology Corp.                   (845,009)
          (45,137) Magma Design Automation, Inc.             (635,078)
          (22,600) Maxim Integrated Products, Inc.           (663,310)
           (7,117) Mentor Graphics Corp.                     (107,467)
          (91,055) Micron Technology, Inc.                 (1,010,711)
           (6,800) Microsemi Corp.                           (189,584)
           (8,400) MKS Instruments, Inc.                     (159,768)
          (21,400) MSC Software Corp.                        (291,468)
          (28,800) National Semiconductor Corp.              (781,056)
          (22,050) Network Appliance, Inc.                   (593,366)
          (46,058) Nuance Communications, Inc.               (889,380)
           (8,000) Parametric Technology Corp.               (139,360)
          (12,000) Perot Systems Corp., Class A              (202,920)
          (11,834) PMC - Sierra, Inc.                         (99,287)
          (39,300) Qlogic Corp.                              (528,585)
          (44,350) Rambus, Inc.                              (847,529)
          (36,050) Red Hat, Inc.                             (716,314)
          (11,009) Salesforce.com, Inc.                      (564,982)
           (1,323) SAP AG, ADR                                (77,620)
           (9,733) Skyworks Solutions, Inc.                   (87,986)
           (8,323) Spansion, Inc., Class A                    (70,329)
           (3,100) Ultimate Software Group, Inc.             (108,190)
           (9,900) Unisys Corp.                               (65,538)
                                                         ------------
                                                          (20,694,262)
                                                         ------------
          MATERIALS - (1.5)%
           (5,500) Alcoa, Inc.                               (215,160)
           (4,247) Bowater, Inc.                              (63,365)
           (2,299) Cabot Corp.                                (81,683)
           (6,900) Cameco Corp.                              (319,056)
           (3,100) CF Industries Holdings, Inc.              (235,321)

See Notes to Financial Statements.    23              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2007

             SHARES  SECURITY DESCRIPTION                  VALUE
            -------  --------------------               -----------
             (1,329) Dow Chemical Co.                   $   (57,227)
             (1,000) Eastman Chemical Co.                   (66,730)
            (15,650) Ecolab, Inc.                          (738,680)
             (3,218) EI Du Pont De Nemours & Co.           (159,484)
             (3,595) Georgia Gulf Corp.                     (49,971)
            (15,000) Hercules, Inc.                        (315,300)
            (21,600) Ivanhoe Mines, Ltd.                   (281,880)
             (5,540) Louisiana-Pacific Corp.                (94,014)
             (5,700) MeadWestvaco Corp.                    (168,321)
             (9,400) Mosaic Co.                            (503,088)
             (1,059) Newmont Mining Corp.                   (47,369)
            (26,700) Northern Dynasty Minerals             (295,035)
            (13,150) Nucor Corp.                           (782,031)
             (9,700) Pan American Silver Corp.             (280,330)
             (2,065) Plum Creek Timber Co., Inc. (REIT)     (92,429)
             (3,300) Potash Corp. of Saskatchewan          (348,810)
               (900) Praxair, Inc.                          (75,384)
               (145) Rio Tinto, PLC, ADR                    (49,793)
            (23,700) Titanium Metals Corp.                 (795,372)
             (4,100) UAP Holding Corp.                     (128,576)
            (65,092) USEC, Inc.                            (667,193)
             (2,296) Westlake Chemical Corp.                (58,158)
                                                        -----------
                                                         (6,969,760)
                                                        -----------
            TELECOMMUNICATION SERVICES - (1.9)%
             (1,860) ADC Telecommunications, Inc.           (36,475)
            (32,550) Adtran, Inc.                          (749,626)
            (20,800) Akamai Technologies, Inc.             (597,584)
            (17,300) American Tower Corp., Class A         (753,242)
             (5,402) Ciena Corp.                           (205,708)
             (2,200) Corning, Inc.                          (54,230)
             (1,354) Ctrip.com International, Ltd., ADR     (70,137)
             (4,276) Dobson Communications Corp.            (54,690)
            (99,952) Earthlink, Inc.                       (791,620)
            (12,299) Equinix, Inc.                       (1,090,798)
             (1,654) Global Crossing, Ltd.                  (34,866)
            (31,600) Harte-Hanks, Inc.                     (621,888)
            (10,843) HLTH Corp.                            (153,645)
            (51,346) Interpublic Group of Cos., Inc.       (532,971)
             (3,747) JDS Uniphase Corp.                     (56,055)
            (11,600) Knot, Inc.                            (246,616)
            (20,021) Level 3 Communications, Inc.           (93,098)
            (23,985) NeuStar, Inc., Class A                (822,446)
             (1,163) NII Holdings, Inc., Class A            (95,540)
            (12,585) ON Semiconductor Corp.                (158,068)
            (10,200) Openwave Systems, Inc.                 (44,676)
            (54,563) Powerwave Technologies, Inc.          (336,108)
             (2,023) RF Micro Devices, Inc.                 (13,615)
             (5,722) SAVVIS, Inc.                          (221,899)
             (6,452) Symantec Corp.                        (125,040)
            (14,296) Symmetricom, Inc.                      (67,191)
             (7,425) Time Warner Telecom, Inc., Class A    (163,127)
             (6,198) VeriSign, Inc.                        (209,121)
             (3,800) Verizon Communications, Inc.          (168,264)
             (3,518) Yahoo!, Inc.                           (94,423)
                                                        -----------
                                                         (8,662,767)
                                                        -----------

           SHARES  SECURITY DESCRIPTION                     VALUE
          -------  --------------------                 -------------
          UTILITIES - (0.7)%
          (35,500) AES Corp.                            $    (711,420)
           (2,295) Ameren Corp.                              (120,488)
           (7,700) Aqua America, Inc.                        (174,636)
             (710) Black Hills Corp.                          (29,124)
           (3,300) Cleco Corp.                                (83,391)
           (6,500) Consolidated Edison, Inc.                 (300,950)
           (1,475) Dominion Resources, Inc.                  (124,342)
           (8,200) Great Plains Energy, Inc.                 (236,242)
           (6,200) Hawaiian Electric Industries, Inc.        (134,602)
           (2,675) Idacorp, Inc.                              (87,579)
           (1,425) Integrys Energy Group, Inc.                (73,003)
           (2,000) New Jersey Resources Corp.                 (99,180)
           (2,600) Nicor, Inc.                               (111,540)
           (7,700) Ormat Technologies, Inc.                  (356,818)
           (2,900) Pico Holdings, Inc.                       (120,495)
           (1,775) Pinnacle West Capital Corp.                (70,130)
           (3,600) PNM Resources, Inc.                        (83,808)
           (7,810) Southern Co.                              (283,347)
           (2,950) Westar Energy, Inc.                        (72,452)
           (4,800) Xcel Energy, Inc.                         (103,393)
                                                        -------------
                                                           (3,376,940)
                                                        -------------
          Total Common Stock (Cost $(166,869,468))       (168,175,077)
                                                        -------------
          MUTUAL FUNDS - (6.2)%
           (3,988) Consumer Discretionary Select Sector
                   SPDR Fund                                 (146,479)
           (7,593) Consumer Staples Select Sector SPDR
                   Fund                                      (212,224)
           (2,500) Financial Select Sector SPDR Fund          (85,500)
           (7,080) Health Care Select Sector SPDR Fund       (250,632)
          (11,463) Industrial Select Sector SPDR Fund        (468,722)
          (10,640) iShares Dow Jones US Real Estate
                   Index Fund                                (813,854)
             (795) iShares Dow Jones US
                   Telecommunications Sector Index Fund       (26,911)
          (35,200) iShares Russell 2000 Index Fund         (2,821,280)
             (628) iShares S&P 500 Index Fund                 (95,896)
           (3,126) Materials Select Sector SPDR Fund         (131,667)
          (64,025) Midcap SPDR Trust Series 1             (10,287,537)
          (60,870) Powershares QQQ                         (3,129,327)
           (1,962) Retail Holders Trust                      (196,514)
          (26,180) Rydex S&P Equal Weight ETF              (1,308,738)
           (1,051) SPDR S&P Biotech ETF                       (60,916)
          (27,500) SPDR Trust Series 1                     (4,197,600)
          (56,895) United States Oil Fund, LP              (3,561,058)
          (17,725) Utilities Select Sector SPDR Fund         (707,050)
                                                        -------------
          Total Mutual Funds (Cost $(27,868,471))         (28,501,905)
                                                        -------------
          TOTAL SECURITIES SOLD SHORT - (43.0)%
          (COST $(194,737,939))                         $(196,676,982)
                                                        =============

See Notes to Financial Statements.    24              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL OPTIONS WRITTEN
SEPTEMBER 30, 2007

          NUMBER OF       SECURITY        STRIKE EXPIRATION
          CONTRACTS      DESCRIPTION      PRICE     DATE      VALUE
          ---------      -----------      ------ ---------- ---------
          CALL OPTIONS WRITTEN - (0.3)%
             (20)   Advanced Micro
                    Devices                20.00  01/21/09  $  (2,310)
             (20)   Amazon.com, Inc.       30.00  01/21/09   (128,950)
             (65)   Americredit Corp.      20.00  01/23/08     (6,988)
             (12)   Amgen, Inc.            60.00  01/21/09     (8,040)
             (12)   Amgen, Inc.            70.00  01/21/09     (3,600)
             (20)   Anadarko Petroleum
                    Corp.                  40.00  01/21/09    (33,800)
             (12)   Apache Corp.           60.00  01/21/09    (40,920)
             (84)   Apollo Group, Inc.     55.00  11/21/07    (58,800)
             (10)   Apple, Inc.            50.00  01/21/09   (106,850)
             (40)   Applied Materials,
                    Inc.                   15.00  01/21/09    (28,400)
             (12)   Bank of America
                    Corp.                  40.00  01/21/09    (14,400)
             (10)   Bear Stearns Co.,
                    Inc.                  130.00  01/21/09    (17,550)
             (30)   Bed Bath & Beyond,
                    Inc.                   30.00  01/21/09    (24,600)
             (96)   Carter's, Inc. (h)     35.00  12/26/07     (1,440)
             (12)   Caterpillar, Inc.      60.00  01/21/09    (27,480)
             (21)   CDW Corp.              80.00  10/24/07    (15,435)
             (42)   CDW Corp. (h)          85.00  01/23/08    (13,860)
             (10)   Centex Corp.           50.00  01/23/08        (50)
             (12)   Centex Corp.           40.00  01/21/09     (2,820)
             (20)   Circuit City Stores,
                    Inc. (h)               30.00  01/21/09       (300)
             (40)   Cisco Systems, Inc.    15.00  01/21/09    (76,100)
             (20)   Comcast Corp.          20.00  01/21/09    (19,500)
             (20)   Countrywide
                    Financial Corp.        25.00  01/21/09     (6,200)
             (20)   Countrywide
                    Financial Corp.        30.00  01/21/09     (3,800)
             (16)   Dell, Inc.             20.00  01/23/08    (12,800)
             (24)   Dell, Inc.             30.00  01/23/08     (2,280)
             (12)   DR Horton, Inc. (h)    30.00  01/23/08        (60)
             (20)   eBay, Inc.             35.00  01/23/08    (11,400)
            (240)   eBay, Inc.             37.50  01/23/08    (96,000)
             (15)   FedEx Corp.           110.00  01/21/09    (16,500)
            (219)   First Marblehead
                    Corp.                  45.00  12/26/07    (25,732)
             (20)   General Electric Co.   30.00  01/23/08    (23,200)
              (4)   Google, Inc.          240.00  01/23/08   (132,360)
             (20)   Halliburton Co.        30.00  01/21/09    (21,800)
             (20)   Hovnanian
                    Enterprises, Inc. (h)  35.00  01/23/08        (90)
              (5)   Hovnanian
                    Enterprises, Inc. (h)  50.00  01/23/08        (25)
             (12)   Kohl's Corp.           50.00  01/21/09    (17,340)
            (100)   Kraft Foods, Inc.      37.50  01/23/08     (5,500)
             (12)   Lennar Corp. (h)       50.00  01/23/08        (60)
             (30)   Lowe's Cos., Inc.      25.00  01/21/09    (18,600)

         NUMBER OF      SECURITY        STRIKE EXPIRATION
         CONTRACTS     DESCRIPTION      PRICE     DATE       VALUE
         ---------     -----------      ------ ---------- -----------
            (24)   Lowe's Cos., Inc.    30.00   01/21/09  $    (9,120)
            (12)   Merrill Lynch & Co.,
                   Inc.                 55.00   01/21/09      (25,320)
            (20)   Microsoft Corp.      20.00   01/21/09      (20,900)
            (12)   Morgan Stanley       50.00   01/21/09      (31,860)
            (20)   Nike, Inc.           40.00   01/21/09      (41,800)
           (175)   Nokia Corp.          35.00   01/23/08      (80,500)
            (12)   Procter & Gamble
                   Co.                  50.00   01/21/09      (26,520)
           (130)   Pulte Homes, Inc.    20.00   01/23/08       (5,200)
           (120)   Pulte Homes, Inc.    22.50   01/23/08       (2,400)
            (55)   Pulte Homes, Inc.    20.00   01/20/10      (15,125)
            (38)   Pulte Homes, Inc.    17.50   01/23/08       (2,850)
            (32)   Pulte Homes, Inc.    25.00   01/21/09       (2,800)
            (12)   Ryland Group,
                   Inc. (h)             60.00   01/23/08          (60)
            (10)   Ryland Group, Inc.   30.00   01/21/09       (2,725)
            (12)   Ryland Group, Inc.   40.00   01/21/09       (1,350)
            (10)   Schlumberger, Ltd.   60.00   01/21/09      (48,350)
            (45)   SLM Corp.            55.00   01/23/08       (3,375)
            (23)   St. Joe Co.          55.00   12/26/07         (115)
            (12)   Target Corp.         40.00   01/21/09      (31,320)
            (20)   Toll Brothers, Inc.  30.00   01/23/08         (300)
            (12)   United
                   Technologies Corp.   50.00   01/21/09      (38,880)
            (20)   Yahoo!, Inc.         30.00   01/23/08       (2,240)
                                                          -----------
         TOTAL CALL OPTIONS WRITTEN - (0.3)%
         (PREMIUMS RECEIVED $(1,310,590))                 $(1,419,050)
                                                          ===========

ADR American Depositary Receipt
ETF Exchange Traded Fund
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
IO Interest Only
PLC Public Limited Company
PO Principal Only
REIT Real Estate Investment Trust
SPDR Standard & Poor's Depositary Receipts
(a)Non-income producing security.
(b)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $20,404,563 or 4.5% of net assets.
(c)Variable rate security.
(d)Security is currently in default and are on scheduled interest or principal payment.
(e)Zero coupon bond. Interest rate presented is yield to maturity.
(f)Affiliated company due to Loomis, Sayles & Company, LP being a subadviser of the Fund. Transactions during the period with Loomis Sayles Investment Grade Bond Fund which is an affiliate are as follows:

          SHARES HELD                   SHARES
             AS OF              GROSS   HELD AS      VALUE     INVEST-
           BEGINNING    GROSS   REDUC-  OF END   SEPTEMBER 30,  MENT
           OF PERIOD  ADDITIONS TIONS  OF PERIOD     2007      INCOME
          ----------- --------- ------ --------- ------------- -------
            264,898   $(96,307)   $-    272,471   $3,531,218   $96,307

See Notes to Financial Statements.    25              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL OPTIONS WRITTEN
SEPTEMBER 30, 2007


(g)All or a portion of this security is held as collateral for securities sold short.
(h)Security fair valued in accordance with procedures adopted by the Board of Trustees.
(i)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate shown is the rate at period end.
(j)Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.
(k)Security subject to call option written by the Fund.

At September 30, 2007, the Fund held the following futures contracts:

                                                  NOTIONAL       NET
                                      EXPIRATION  CONTRACT    UNREALIZED
           CONTRACTS         TYPE        DATE      VALUE     DEPRECIATION
           ---------      ----------- ---------- ----------- ------------
             (575)        Short S&P
                          500 E-Mini
                          Future      12/21/2007 $44,220,375 $  1,324,000
              (14)        U.S. 5-year
                          Note (CBT)
                          Future      12/31/2007   1,498,438        2,844
               (4)        U.S. 2-year
                          Note (CBT)
                          Future      12/31/2007     828,187          512
               (4)        U.S. 10-
                          year Note
                          (CBT)
                          Future      12/31/2007     437,125        1,000
               (3)        U.S. Long
                          Bond
                          (CBT)       12/31/2007     334,031        1,688
                                                 ----------- ------------
                                                 $47,318,156 $  1,330,044
                                                 =========== ============

           *Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

           Gross Unrealized Appreciation                     $ 48,822,605
           Gross Unrealized Depreciation                      (25,638,294)
                                                             ------------
           Net Unrealized Appreciation (Depreciation)        $ 23,184,311
                                                             ============


See Notes to Financial Statements.    26              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2007

Portfolio Breakdown (% of Net Assets)
Long Positions
------------------------------------------------------------------
  Equity Securities                                         61.7%
------------------------------------------------------------------
  Asset Backed Obligations                                   1.4%
------------------------------------------------------------------
  Corporate Convertible Bonds                               12.3%
------------------------------------------------------------------
  Corporate Non-Convertible Bonds                            1.4%
------------------------------------------------------------------
  US Government and Agency Obligations                       3.2%
------------------------------------------------------------------
  Options                                                    0.9%
------------------------------------------------------------------
  Mutual Funds                                               0.8%
------------------------------------------------------------------
  Short-Term Investments                                    19.3%
------------------------------------------------------------------
Short Positions
------------------------------------------------------------------
  Equity Securities                                        -36.8%
------------------------------------------------------------------
  Mutual Funds                                              -6.2%
------------------------------------------------------------------
  Options                                                   -0.3%
------------------------------------------------------------------
Other Assets less Liabilities*                              42.3%*
------------------------------------------------------------------
                                                           100.0%
------------------------------------------------------------------

*Consists of deposits with the custodian for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 41.1% of net assets. See Note 2.

                                                           (% of Equity Holdings)
Sector Breakdown                                            Long       Short
Consumer Discretionary                                      14.9%       18.5%
---------------------------------------------------------------------------------
Consumer Staples                                            10.4%       14.4%
---------------------------------------------------------------------------------
Energy                                                       9.7%        9.8%
---------------------------------------------------------------------------------
Financials                                                  26.4%       12.2%
---------------------------------------------------------------------------------
Health Care                                                  5.5%       10.5%
---------------------------------------------------------------------------------
Industrials                                                 12.0%       11.0%
---------------------------------------------------------------------------------
Information Technology                                       5.8%       12.3%
---------------------------------------------------------------------------------
Materials                                                    4.5%        4.1%
---------------------------------------------------------------------------------
Telecommunications                                           6.0%        5.2%
---------------------------------------------------------------------------------
Utilities                                                    4.8%        2.0%
---------------------------------------------------------------------------------
                                                           100.0%      100.0%
---------------------------------------------------------------------------------

See Notes to Financial Statements.    27              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007

ASSETS
    Total investments, at value (Cost $431,822,078)                                          $458,381,062
    Total investments in affiliates, at value (Cost $3,528,631)                                 3,531,218
    Deposits with custodian for securities sold short                                         188,145,246
    Cash                                                                                        1,773,145
    Foreign currency (Cost $100,465)                                                              101,863
    Receivables:
     Fund shares sold                                                                           2,784,189
     Investment securities sold                                                                 6,218,606
     Interest and dividends                                                                     1,428,479
     Variation margin                                                                             186,875
    Prepaid expenses                                                                               28,125
                                                                                             ------------

Total Assets                                                                                  662,578,808
                                                                                             ------------

LIABILITIES
    Payables:
     Securities sold short, at value (Cost $194,737,939)                                      196,676,982
     Call options written, at value (Premiums received $1,310,590)                              1,419,050
     Investment securities purchased                                                            5,542,067
     Fund shares redeemed                                                                         464,078
     Variation margin                                                                               6,044
    Accrued liabilities:
     Investment adviser fees                                                                      624,369
     Trustees' fees and expenses                                                                    2,792
     Compliance services fees                                                                      13,012
     Other expenses                                                                               460,156
                                                                                             ------------

Total Liabilities                                                                             205,208,550
                                                                                             ------------

NET ASSETS                                                                                   $457,370,258
                                                                                             ============

COMPONENTS OF NET ASSETS
    Paid-in capital                                                                          $439,702,688
    Accumulated undistributed (distributions in excess of) net investment income                1,901,959
    Net realized gain (loss)                                                                   (7,420,292)
    Net unrealized appreciation (depreciation)                                                 23,185,903
                                                                                             ------------

NET ASSETS                                                                                   $457,370,258
                                                                                             ============

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
    Institutional Shares                                                                       37,433,136
    A Shares                                                                                    3,104,002
    C Shares                                                                                    1,554,171

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Institutional Shares (based on net assets of $406,787,085)                               $      10.87
                                                                                             ------------
    A Shares (based on net assets of $33,767,955)                                            $      10.88
                                                                                             ------------
    A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)    $      11.39
                                                                                             ------------
    C Shares (based on net assets of $16,815,218)                                            $      10.82
                                                                                             ------------

See Notes to Financial Statements.    28              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2007

 INVESTMENT INCOME
     Interest income                                               $ 5,202,849
     Dividend income (net foreign withholding taxes of $20,344)      1,593,816
     Dividend income from affiliated investment                         96,307
                                                                   -----------
 Total Investment Income                                             6,892,972
                                                                   -----------

 EXPENSES
     Investment adviser fees                                         2,632,071
     Investment adviser expense reimbursements recouped                 46,093
     Administrator fees                                                167,115
     Distribution fees:
      A Shares                                                          44,459
      C Shares                                                          76,410
     Transfer agency fees:
      Institutional Shares                                              93,207
      A Shares                                                          21,549
      C Shares                                                           6,700
     Custodian fees                                                     44,823
     Accountant fees                                                    48,197
     Registration fees                                                  20,708
     Professional fees                                                  36,296
     Trustees' fees and expenses                                         6,297
     Compliance services fees                                           53,165
     Dividend expenses on securities sold short                        869,806
     Miscellaneous expenses                                             71,114
                                                                   -----------
 Total Expenses                                                      4,238,010
     Fees waived and expenses reimbursed                               (26,793)
                                                                   -----------
 Net Expenses                                                        4,211,217
                                                                   -----------

 NET INVESTMENT INCOME (LOSS)                                        2,681,755
                                                                   -----------

 NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
      Investments                                                    3,770,041
      Foreign currency transactions                                     (2,292)
      Futures                                                         (584,813)
      Securities sold short                                         (5,248,266)
      Written options                                                 (429,178)
                                                                   -----------
     Net realized gain (loss)                                       (2,494,508)
                                                                   -----------
     Net unrealized gain (loss) on:
      Investments                                                   12,590,566
      Foreign currency translations                                      2,156
      Futures                                                         (984,294)
      Securities sold short                                           (635,122)
      Written options                                                 (198,806)
                                                                   -----------
     Net change in unrealized appreciation (depreciation)           10,774,500
                                                                   -----------

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             8,279,992
                                                                   -----------

 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                 $10,961,747
                                                                   ===========

See Notes to Financial Statements.    29              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED  YEAR ENDED
                                                                                   SEPTEMBER 30,    MARCH 31,
                                                                                        2007           2007
                                                                                  ---------------- ------------
OPERATIONS
   Net investment income (loss)                                                     $  2,681,755   $  3,800,443
   Net realized gain (loss)                                                           (2,494,508)    (3,754,614)
   Net change in unrealized appreciation (depreciation)                               10,774,500      8,936,206
                                                                                    ------------   ------------
Increase (Decrease) in Net Assets from Operations                                     10,961,747      8,982,035
                                                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income:
      Institutional Shares                                                            (1,709,595)    (2,358,385)
      A Shares                                                                          (184,804)      (652,150)
      C Shares                                                                           (34,231)      (109,781)
   Net realized gain on investments sold:
      Institutional Shares                                                                     -         (1,951)
      A Shares                                                                                 -           (577)
      C Shares                                                                                 -           (158)
                                                                                    ------------   ------------
Total Distributions to Shareholders                                                   (1,928,630)    (3,123,002)
                                                                                    ------------   ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                           226,617,202    145,536,577
      A Shares                                                                         6,093,806      9,428,066
      C Shares                                                                         4,141,401     10,781,208
   Reinvestment of distributions:
      Institutional Shares                                                             1,594,107      2,014,942
      A Shares                                                                           152,777        525,469
      C Shares                                                                            33,139        107,949
   Redemption of shares:
      Institutional Shares                                                           (25,946,435)   (22,151,545)
      A Shares                                                                        (9,860,233)   (17,342,242)
      C Shares                                                                        (1,390,560)      (566,599)
   Redemption fees                                                                         3,773         14,735
                                                                                    ------------   ------------
Increase (Decrease) from Capital Share Transactions                                  201,438,977    128,348,560
                                                                                    ------------   ------------
Increase (Decrease) in Net Assets                                                    210,472,094    134,207,593

NET ASSETS
   Beginning of period                                                               246,898,164    112,690,571
                                                                                    ------------   ------------
   End of period (a)                                                                $457,370,258   $246,898,164
                                                                                    ============   ============

SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                            20,495,250     13,935,995
      A Shares                                                                           567,963        906,997
      C Shares                                                                           388,078      1,040,068
   Reinvestment of distributions:
      Institutional Shares                                                               148,843        194,374
      A Shares                                                                            14,238         50,643
      C Shares                                                                             3,100         10,417
   Redemption of shares:
      Institutional Shares                                                            (1,721,368)    (2,122,612)
      A Shares                                                                          (922,344)    (1,671,433)
      C Shares                                                                          (130,150)       (54,142)
                                                                                    ------------   ------------
Increase (Decrease) in Shares                                                         18,843,610     12,290,307
                                                                                    ============   ============
----------------------------------------
(a) Accumulated undistributed (distributions in excess of) net investment income.   $  1,901,959   $  1,148,834
                                                                                    ------------   ------------

See Notes to Financial Statements.    30              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                  APRIL 1, 2007    APRIL 1, 2006  JULY 11, 2005 (A)
                                                     THROUGH          THROUGH          THROUGH
                                                SEPTEMBER 30, 2007 MARCH 31, 2007  MARCH 31, 2006
                                                ------------------ -------------- -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                 $  10.62         $  10.29         $ 10.00
                                                     --------         --------         -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                      0.09             0.26            0.14
   Net realized and unrealized gain (loss)               0.23             0.29            0.22
                                                     --------         --------         -------
Total from Investment Operations                         0.32             0.55            0.36
                                                     --------         --------         -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                (0.07)           (0.22)          (0.07)
   Net realized investment gains                            -               - (c)           - (c)
                                                     --------         --------         -------
Total Distributions to Shareholders                     (0.07)           (0.22)          (0.07)
                                                     --------         --------         -------

REDEMPTION FEES (b)                                        - (c)            - (c)           - (c)
                                                     --------         --------         -------

NET ASSET VALUE, END OF PERIOD                       $  10.87         $  10.62         $ 10.29
                                                     ========         ========         =======

TOTAL RETURN                                             3.05%(d)         5.38%           3.60%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)       $406,787         $196,602         $66,888
   Ratios to Average Net Assets:
     Net investment income (loss)                        1.73%(f)         2.46%           1.91%(f)

     Net expense                                         1.95%(f)         1.95%           1.95%(f)

     Dividend expense                                    0.53%(f)         0.43%           0.38%(f)
Gross expense (g)                                        2.50%(f)         2.44%           2.59%(f)

PORTFOLIO TURNOVER RATE                                   270%(d)          424%            405%(d)(h)

See Notes to Financial Statements.    31              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

                                                  APRIL 1, 2007    APRIL 1, 2006  JULY 11, 2005 (A)
                                                     THROUGH          THROUGH          THROUGH
                                                SEPTEMBER 30, 2007 MARCH 31, 2007  MARCH 31, 2006
                                                ------------------ -------------- -----------------
A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 10.63          $ 10.28          $ 10.00
                                                     -------          -------          -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                     0.07             0.22             0.10
   Net realized and unrealized gain (loss)              0.24             0.30             0.22
                                                     -------          -------          -------
Total from Investment Operations                        0.31             0.52             0.32
                                                     -------          -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                               (0.06)           (0.17)           (0.04)
   Net realized investment gains                           -               - (c)            - (c)
                                                     -------          -------          -------
Total Distributions to Shareholders                    (0.06)           (0.17)           (0.04)
                                                     -------          -------          -------

REDEMPTION FEES (b)                                        -               - (c)            - (c)
                                                     -------          -------          -------

NET ASSET VALUE, END OF PERIOD                       $ 10.88          $ 10.63          $ 10.28
                                                     =======          =======          =======

TOTAL RETURN (e)                                        2.88%(d)         0.39%            3.24%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)       $33,768          $36,613          $42,755
   Ratios to Average Net Assets:
     Net investment income (loss)                       1.30%(f)         2.07%            1.42%(f)

     Net expense                                        2.25%(f)         2.25%            2.24%(f)

     Dividend expense                                   0.50%(f)         0.41%            0.35%(f)
Gross expense (g)                                       2.77%(f)         2.78%            3.07%(f)

PORTFOLIO TURNOVER RATE                                  270%(d)          424%             405%(d)(h)

See Notes to Financial Statements.    32              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

                                              APRIL 1, 2007    APRIL 1, 2006  JANUARY 13, 2006 (A)
                                                 THROUGH          THROUGH           THROUGH
                                            SEPTEMBER 30, 2007 MARCH 31, 2007    MARCH 31, 2006
                                            ------------------ -------------- --------------------
C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.58          $ 10.27            $10.08
                                                 -------          -------            ------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                 0.03             0.15              0.02
   Net realized and unrealized gain (loss)          0.23             0.29              0.17
                                                 -------          -------            ------
Total from Investment Operations                    0.26             0.44              0.19
                                                 -------          -------            ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                           (0.02)           (0.13)                -
   Net realized investment gains                       -               - (c)              -
                                                 -------          -------            ------
Total Distributions to Shareholders                (0.02)           (0.13)                -
                                                 -------          -------            ------

REDEMPTION FEES (b)                                    -               - (c)             - (c)
                                                 -------          -------            ------

NET ASSET VALUE, END OF PERIOD                   $ 10.82          $ 10.58            $10.27
                                                 =======          =======            ======

TOTAL RETURN                                        2.50%(d)         4.31%             1.88%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period
     (000's omitted)                             $16,815          $13,683            $3,048
   Ratios to Average Net Assets:
     Net investment income (loss)                   0.60%(f)         1.43%             0.90%(f)

     Net expense                                    3.00%(f)         3.00%             3.00%(f)

     Dividend expense                               0.51%(f)         0.42%             0.46%(f)
Gross expense (g)                                   3.53%(f)         3.65%             5.86%(f)

PORTFOLIO TURNOVER RATE                              270%(d)          424%              405%(d)(h)

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Not annualized for periods less than one year.
(e) Total return excludes the effect of the applicable sales load.
(f) Annualized for period less than one year.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.
(h) As revised, to reflect a computational error. Such amount was previously reported as 95%.

See Notes to Financial Statements.    33              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

NOTE 1. ORGANIZATION

The Absolute Strategies Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, A Shares and C Shares. Institutional and A Shares commenced operations on July 11, 2005. C Shares commenced operations on January 13, 2006. The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

                                      34              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distribution from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

                                      35              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund's Income Statement.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

                                      36              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


WHEN-ISSUED TRANSACTIONS - The Fund may purchase securities on a forward commitment or 'when-issued' basis. The Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - Effective January 19, 2007, the Fund no longer imposes a redemption fee on redemptions of Fund shares and the Fund no longer imposes an exchange fee on exchanges of Fund shares.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for

                                      37              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Absolute Investment Advisers LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.60% of the Fund's average daily net assets.

Each sub-advisory fee, calculated as a percentage of the Fund's average daily net assets, is paid by the Adviser.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Fund has adopted a distribution plan for A Shares and C Shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00% of the average daily net assets of A Shares and C Shares, respectively.

For the period ended September 30, 2007, the Distributor employed $4,803 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of A Shares that are liquidated in whole or in part within one year of purchase. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares, purchased and redeemed during the period beginning in the 13/th/ month and ending in the 24/th/ month of purchase on purchase amounts greater than $5 million.

OTHER SERVICES - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and

                                      38              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.95%, 2.25% and 3.00%, respectively, of each class' average daily net assets through July 31, 2008. During the period other fund service providers have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2007, fees waived were as follows:

                                                 TOTAL FEES
                    ADMINISTRATOR   FCS   OTHER    WAIVED
                    ------------- ------- ------ ----------
                       $11,573    $12,653 $2,567  $26,793

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for A Shares and 3.00% for C Shares. For the period July 11, 2005 (commencement of operations) through each of March 31, 2006 and March 31, 2007, and for the period ended September 30, 2007, the Adviser waived and/or reimbursed fees as follows:

                                             EXPIRATION DATE
                              AMOUNT OF FEES TO RECOUP FEES
                              WAIVED AND/OR   WAIVED AND/OR
                                 EXPENSES       EXPENSES       FEES
                                REIMBURSED     REIMBURSED    RECOUPED
                              -------------- --------------- --------
           March 31, 2006        $174,568    March 31, 2009  $     0
           March 31, 2007          74,871    March 31, 2010        0
           September 30, 2007           0    March 31, 2011   46,093

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the period ended September 30, 2007, were as follows:

                    NON-US GOVERNMENT         US GOVERNMENT
                       OBLIGATIONS             OBLIGATIONS
                ------------------------- ----------------------
                 PURCHASES      SALES      PURCHASES    SALES
                ------------ ------------ ----------- ----------
                $411,267,499 $352,527,307 $10,971,655 $8,204,598

                                      39              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

              Undistributed Ordinary Income          $ 1,195,921
              Capital and Other Losses                (2,261,229)
              Unrealized Appreciation (Depreciation)  10,714,616
                                                     -----------
              Total                                  $ 9,649,308
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings, loss deferrals, and capital loss carryovers.

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the period ended September 30, 2007 were as follows:

                                                           CALLS
                                                   --------------------
                                                   NUMBER OF
                                                   CONTRACTS  PREMIUMS
                                                   --------- ----------
        OPTIONS OUTSTANDING, MARCH 31, 2007            777   $  990,246
        Options written                              1,687      370,965
        Options terminated in closing transactions     (50)     (25,771)
        Options exercised                                0            0
        Options expired                               (159)     (24,850)
                                                     -----   ----------
        OPTIONS OUTSTANDING, SEPTEMBER 30, 2007      2,255   $1,310,590
                                                     =====   ==========

NOTE 8. OTHER INFORMATION

On September 30, 2007, two shareholders held approximately 57% of the outstanding shares of the Fund. Both of these shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                      40              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the April 20, 2007, Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement") and, as applicable, the sub-advisory agreements pertaining to the Fund (the "Sub-Advisory Agreements"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser;
(2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser and Sub-Advisers under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board reviewed the Adviser's summary of its financial condition, noting the Adviser's representation that the firm was financially stable and had succeeded in raising $250 million in the Fund since inception. The Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's allocation of resources devoted to the Fund. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund, including its management, oversight and selection of Sub-Advisers.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that, while the Adviser's contractual advisory fee was higher than the mean and median

                                      41              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

advisory fee for its Lipper Inc. peer group, the Board recognized that it was difficult to compare expense ratios because of variations between the services provided by the Adviser and those included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

PERFORMANCE

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide high quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered the Fund's performance over 1-month, 3-month, 6-month, 9-month and 1-year periods. The Board noted while the Fund underperformed against its Lipper peer group for the 1-month period, the Fund outperformed its Lipper peer group for the 3-month, 6-month, 9-month and 1-year periods. The Board noted the Adviser's investment approach remains consistent and that, in the Adviser's opinion, this approach led the Fund to perform as intended, with both low sensitivity (beta) to the overall market and low volatility. The Board noted that it would consider the Fund's performance in evaluating the overall arrangements between the Fund and the Adviser.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

OTHER BENEFITS

The Board noted the Adviser's and Sub-Advisers' representations that they do not receive other benefits from their relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser and Sub-Advisers from their relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory and the Sub-Advisory Agreements. The Board also discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, the Board concluded that the overall arrangements between the Fund, the Adviser and Sub-Advisers, as provided in the Advisory and Sub-Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

                                      42              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007


SUB-ADVISORY AGREEMENT APPROVAL

MOHICAN FINANCIAL MANAGEMENT, LLC - OCTOBER 18, 2006

The Board met with representatives of the Adviser and discussed Mohican Financial Management, LLC (the "Sub-Adviser"), the Sub-Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Sub-Adviser.

The Board then reviewed the Sub-Adviser's financial stability. The Board relied on a representation from the Sub-Adviser that it maintains an efficient operation in an environment of low fixed costs. The Board also considered that the Sub-Adviser would be one of thirteen sub-advisers managing allocated portions of Fund assets. Based on the foregoing, the Board concluded that the Sub-Adviser was financially able to provide investment sub-advisory services to the Fund.

The Board then considered information provided by the Sub-Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Sub-Adviser's resources devoted to the Fund as well as an estimated profit and loss analysis for the Sub-Adviser relative to its proposed services to the Fund. The Board concluded that the level of the Sub-Adviser's estimated profits attributable to management of a portion of the assets of the Fund was not excessive in light of the proposed services to be provided by the Sub-Adviser on behalf of the Fund.

The Board also considered the Sub-Adviser's compensation for providing sub-advisory services to the Fund. The Board noted that the Sub-Adviser's compensation would be paid by the Fund's investment adviser and, thus, was not a material factor in approving the Sub-Advisory Agreement because the overall costs to the shareholder would remain unchanged.

The Adviser also discussed its proposed approach to managing the Fund. The Board considered the Fund's objective to preserve capital as well as its position and portfolio risk management. The Board also considered the performance of Mohican VCA Fund, L.P., a hedge fund currently managed by the Sub-Adviser, noting that the hedge fund returned 40.68% since its inception in 2002. The Board considered the Sub-Adviser's 28 years of U.S. convertibles experience and its desire to stay small with $300 million of assets under management. The Board took into consideration certain differences between Mohican VCA Fund and the Fund such as the expenses of the Fund.

The Board then considered whether the Fund would benefit from any economies of scale, and noting that Mohican has historically not offered breakpoints. The Board considered the size of the Fund, the number of Sub-Advisers and their allocated portion of Fund assets and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

                                      43              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007


The Board noted the Sub-Adviser's representation that it does not expect to receive other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Sub-Adviser from its relationship with the Funds were not a material factor to consider in approving the Sub-Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Sub-Advisory Agreement. The Board also discussed the proposed approval of the Investment Sub-Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Adviser and Sub-Adviser, as provided in the Sub-Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

METROPOLITAN WEST ASSET MANAGEMENT, LLC - JANUARY 26, 2007

The Board considered Absolute's proposal to approve Metropolitan West Asset Management, LLC ("MWAM") as a Sub-Adviser to the Fund. In determining whether to approve MWAM's sub-advisory agreement (the "New MWAM Agreement"), the Board considered, among other things, the following factors: (1) the nature and quality of the services provided by MWAM; (2) the investment performance of the Fund and MWAM; (3) MWAM's cost for providing the services and the profitability of the advisory business to MWAM; (4) MWAM's conclusion that the change in control will not result in any changes to the services provided by MWAM;
(5) economies of scale and other benefits to MWAM and (6) the Adviser's recommendation to continue to retain MWAM as an investment sub-adviser.

The Board considered the scope and quality of services to be provided by MWAM under the New MWAM Agreement. The Board considered the quality of the investment research capabilities of MWAM and other resources dedicated to performing services for the Fund. The quality of administrative and other services also were considered as well as any lapses in performance or compliance matters. The Board considered the professional experience and qualifications of the Fund's portfolio managers. The Board considered the Adviser's conclusion that MWAM's change in control will not result in any changes to the services provided by MWAM as well as the Adviser's recommendation to continue to retain MWAM as an investment sub-adviser. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund by MWAM.

The Board considered that the Fund outperformed its Lipper Inc. peer group for the 3-, 6- and 9-month and 1-year periods. The Board noted that no significant changes to the investment strategies adopted by MWAM are anticipated in the near future. The Board considered the Fund's objective to preserve capital as well how MWAM's management style fits in the Fund's overall investment strategy. The Board concluded that the Fund benefited from MWAM's management of the portion of the Fund entrusted to MWAM.

The Board also considered MWAM's compensation for providing investment advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. The Board

                                      44              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

noted that while the contractual and net investment advisory fee rates of the Fund were higher than the mean and median advisory fee rates of its Lipper Inc. peer group, the total net expenses were consistent with the mean and median total expenses of its Lipper Inc. peer group. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Fund investment advisers that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that MWAM's sub-advisory fee rates charged to the Adviser were reasonable.

The Board then considered information provided by MWAM regarding their costs of services and profitability with respect to the Fund. The Board noted that MWAM's compensation would be paid by the Adviser rather than by the Fund and, thus, was not a material factor in approving the sub-advisory agreement because the overall costs to the shareholder would remain unchanged. The Board did not consider whether the Fund would benefit from any economies of scale, noting that the Adviser pays the sub-advisory fee. Finally, MWAM represented that it did not expect to receive any other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that economies of scale and other benefits to be received by MWAM from its relationship with the Fund were not material factors to consider in approving the New MWAM Agreement.

The Board has not been advised by MWAM of any circumstances arising from MWAM's change in control that might result in the imposition of an "unfair burden" on the Fund. In addition, the requirement under Section 15(f) of the 1940 Act that 75% of the Board continue to consist of trustees independent from MWAM for the next three years is consistent with the Board's current composition. The Board noted that the terms of the prior MWAM sub-advisory agreement and the New MWAM Agreement are substantially identical except for the effective date. The Board concluded that the approval of the New MWAM Agreement subsequent to the acquisition would not result in: (1) an increase in the Fund's advisory fee or total expenses; or (2) a change in advisory services, portfolio management personnel or other service provider services.

After review of the above factors, the Board, (1) concluded that the fees paid to MWAM under the New MWAM Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from MWAM's continued management of a portion of the Fund, and (3) unanimously approved the continuation of MWAM's service as investment sub-adviser to the Fund under the New MWAM Agreement.

KOVITZ INVESTMENT GROUP, LLC - JANUARY 26, 2007

The Board considered the Adviser's proposal to approve the Investment Sub-Advisory Agreement between the Adviser and Kovitz Investment Group, LLC, on behalf of the Fund (the "Kovitz Agreement"). In determining whether to approve the Kovitz Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided by Kovitz;
(2) Kovitz's financial stability, cost for providing the services and the profitability of the advisory business to Kovitz; (3) Kovitz's compensation for providing sub-advisory services to the Fund; (4) economies of scale and other benefits to Kovitz and (5) the Adviser's recommendation to retain Kovitz as an investment sub-adviser. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

                                      45              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007


The Board met with representatives of Kovitz and discussed Kovitz's personnel, operations and financial condition. Specifically, the Board discussed with Kovitz the adequacy of its resources. The Board also considered the quality of its personnel assigned responsibility for servicing the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by Kovitz. The Board then reviewed Kovitz's financial stability. Kovitz noted that, as a private firm, financial data was not disclosed; however Kovitz did make certain representations in evidence of its financial stability. Based on the foregoing, the Board concluded that Kovitz was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by Kovitz regarding its costs of service and profitability with respect to its proposed services to the Fund. The Board concluded that Kovitz's profitability was not a material factor in determining whether or not to approve the Kovitz Agreement because the Adviser, not the Fund, was responsible for paying the sub-advisory fees due to Kovitz under the Kovitz Agreement.

The Board reviewed the historical performance of a hedged equity fund managed by Kovitz in the same style to be employed by the Fund and noted that the referenced fund outperformed its comparative indices during 2004 and 2005, further noting that the referenced fund outperformed one index while lagging behind the other index for the period January 1, 2006 through November 30, 2006. The Board considered that the referenced fund was not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund. The Board considered the Fund's objective to preserve capital as well how Kovitz's management style fits in the Fund's overall investment strategy.

The Board reviewed Kovitz's compensation for providing sub-advisory services to the Fund and determined that the compensation was not a material factor in determining whether or not to approve the Sub-Advisory Agreement because Absolute, not the Fund, was responsible for paying the sub-advisory fees due to Kovitz under the Sub-Advisory Agreement. The Board then considered whether the Fund would benefit from any economies of scale and noted that Kovitz has historically not offered breakpoints nor managed hedge fund investments in the absence of an incentive fee. The Board determined that because the Adviser and not the Fund pays the sub-advisory fee, shareholders would not benefit from any economies of scale available through breakpoints in the sub-advisory fee.

The Board considered that Kovitz does not benefit from soft dollar arrangements with its prime broker, and noted that certain trades may be executed through Kovitz Securities only when such trade would result in savings of 20% or more as compared to trades conducted through the prime broker. Based on the foregoing, the Board concluded that other benefits to be received by Kovitz from its relationship with the Fund were not a material factor to consider in approving the Sub-Advisory Agreement.

Prior to approval, the Board reviewed a memorandum from counsel discussing the legal standards for its consideration of the Kovitz Agreement. The Board also discussed the proposed initial approval of the Kovitz Agreement. Based upon its review, the Board concluded that the overall sub-advisory arrangements, as provided in the Kovitz Agreement, were fair and reasonable in light of the services to be performed, expenses

                                      46              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

to be incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment, and further that the approval of the Kovitz Agreement was reasonable, fair and in the best interests of the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007, is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees, distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

                                      47              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                       BEGINNING         ENDING
                     ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID    ANNUALIZED
                     APRIL 1, 2007 SEPTEMBER 30, 2007 DURING PERIOD* EXPENSE RATIO*
                     ------------- ------------------ -------------- --------------
INSTITUTIONAL SHARES
Actual Return          $1,000.00       $1,030.54          $12.59          2.48%
Hypothetical Return
  (5% return before
  expenses)            $1,000.00       $1,012.60          $12.48          2.48%
A SHARES
Actual Return          $1,000.00       $1,028.78          $13.95          2.75%
Hypothetical Return
  (5% return before
  expenses)            $1,000.00       $1,011.25          $13.83          2.75%
C SHARES
Actual Return          $1,000.00       $1,024.99          $17.77          3.51%
Hypothetical Return
  (5% return before
  expenses)            $1,000.00       $1,007.45          $17.62          3.51%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                                      48              ABSOLUTE STRATEGIES FUND

[LOGO] ABSOLUTE Strategies
-----------------FUND

                                P.O. BOX 182218
                            COLUMBUS, OH 43218-2218
                          (888) 992-2765 (TOLL FREE)
                         (888) 99-ABSOLUTE (TOLL FREE)

                              INVESTMENT ADVISER

                       Absolute Investment Advisers LLC
                         350 Lincoln Street, Suite 216
                         Hingham, Massachusetts 02043
                           www.absoluteadvisers.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                          (888) 992-2765 (Toll Free)
                         (888) 99-ABSOLUTE (Toll Free)

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.
                                                                    112-SR-0907

                                    [GRAPHIC]



                           AUSTIN GLOBAL EQUITY FUND

                              SEMI-ANNUAL REPORT

                              SEPTEMBER 30, 2007
                                  (UNAUDITED)

                      AUSTIN INVESTMENT MANAGEMENT, INC.

                               TABLE OF CONTENTS

                    A Message to Our Shareholders        1

                    Portfolio Profile                    4

                    Schedule of Investments              5

                    Statement of Assets and Liabilities  8

                    Statement of Operations              9

                    Statements of Changes in Net Assets 10

                    Financial Highlights                11

                    Notes to Financial Statements       12

                    Additional Information              16


AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007

Dear Fellow Shareholder:

The Austin Global Equity Fund (the "Fund") ended the third quarter of 2007 with a net asset value of $24.89 per share, achieving a six month return through September 30th of 9.26% versus a 9.02% return for the Fund's benchmark, the MSCI World Index ("MSCI"),/1/ and an 8.44% return for the S&P 500 Index/2/. For a longer term perspective, the Fund's 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were 21.93%, 21.06%, 21.60%, and 9.01%, respectively, versus the MSCI returns of 21.09%, 18.03%, 19.28%, and 6.99%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.21%. HOWEVER THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.75% WHICH IS CURRENTLY IN EFFECT UNTIL JULY 31, 2008. SHARES REDEEMED OR EXCHANGED WITHIN 60 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 754-8759.)

The Fund's semi-annual period was one of marked volatility in equity markets. Concerns about liquidity hit global equity prices hard in July, but prices rebounded as such concerns (and the Federal Reserve) eased in September. The Fund took advantage of discounted prices "across the board" to add to positions in some of its holdings trading at what appear to be very attractive valuations. The Fund's adviser added to the Fund's investments in Applied Materials, Inc., Cheung Kong Holdings, Ltd., Jardine Matheson Holdings, Ltd., Millea Holdings, Inc., Novartis AG, and Guoco Group, Ltd., among others. In certain cases, the Fund took new positions in companies that have been on our "wish list" for some time (such as Cemex SAB de CV) as well as an old favorite -- Davide Campari-Milano SpA, a unique franchise whose valuation once again became attractive in our view. We also jettisoned positions that were less attractive on a long-term basis to make room for "adds" and new buys for the Fund.

It is not surprising that many of the worst performers in the Fund were companies both directly and tangentially related to housing, construction and U.S. real estate. Examples include British Land Co. plc, Watts Water Technologies, Inc., Tejon Ranch and St. Joe Co. While the timing of any rebound in real estate, and particularly these businesses, is anyone's guess (and we readily admit that some of our purchases have been "early"), the Fund's adviser continues to believe these are attractive companies with substantial assets at bargain prices. We are also confident in the operators and governors of these companies. As long-term investors we believe time is on our side with respect to the markets' realization of value in these holdings. If you have patience, it's an interesting time to be sifting through the ruble in housing-related stocks with solid financial positions.

----------------------------------------------
/1/ The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. The Fund's returns include operating expenses and reinvested distributions. MSCI World Index returns do not include expenses. One cannot invest directly in an index.
/2/ The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. S&P 500 returns do not include expenses. One cannot invest directly in an index.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007


Positive performance in the portfolio came from Asian securities such as Hutchison Whampoa, Ltd. and Cheung Kong Holdings (both controlled by Li Ka-shing), Swire Pacific, Ltd., and Jardine Matheson Holdings. We are particularly pleased to be invested alongside the very capable owner/management teams of these companies, teams that consistently "eat their own cooking." We believe these financially strong holdings will be beneficiaries of years of strong growth in the region (albeit with bumps along the way). We do not believe the Fund is bearing any undue financial risk in owning these securities.

Energy holdings such as EnCana Corp. and Suncor Energy, Inc. also pulled their weight in the portfolio and were relative outperformers during the Fund's semi-annual period. We have been with EnCana since the company's inception (as a spin-off of Canadian Pacific) and continue to be impressed by both the size and quality of the company's assets as well as the operational capability of management. Despite strong performance, we do not believe EnCana's valuation at present is unduly demanding. Spectra Energy, a spin-off of Duke Energy, is a relatively new holding in the Fund. It is in the business of transporting natural gas in North America through its many miles of pipeline (for which, of course, it collects a fee). The company appears to have a good growth plan and a capable management team and board of directors. We are attracted to the relatively stable cash generative nature of Spectra's business and Spectra's competitive position. The company should benefit from increased demand for natural gas as a source of energy.

The "global consumer" portion of the portfolio performed relatively well during the Fund's semi-annual period. These are companies we believe are positioned to benefit from consumer needs and desires around the world, with a particular emphasis on rising wealth in emerging and developing countries. They include Nestle SA, Diageo plc, Compagnie Financiere Richemont, and now, once again, Davide Campari, which the Fund has held in the past. Nestle, for example, has been out in front in meeting the needs of the vast and growing market for halal foods -- products that meet Islamic guidelines. Richemont continues to sell its coveted watches and jewelry throughout the increasingly wealthy Asian region.

The semi-annual period was active in terms of portfolio changes. We have said before that we do not believe portfolio activity equals hard work on our part. All things considered, we would rather be as inactive as possible. That said, periods of volatility such as that of the last six months present long-term opportunities of which we will take advantage. If that means selling less attractive holdings in the absence of large net inflows, or to be tax advantageous, so be it. We believe the portfolio is well positioned in terms of long-term growth and the financial strength of its underlying holdings.

Thank you for your continued investment in the Fund.

Warm Regards,

/s/ David E. Rappa

/s/ Peter A. Vlachos

David E. Rappa
Peter A. Vlachos

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007


INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS. THE FUND MAY INVEST IN SMALL- AND MID-CAP COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF SEPTEMBER 30, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

AUSTIN GLOBAL EQUITY FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2007

% OF TOTAL INVESTMENTS

                                    [CHART]

United States                                            20.3%
Other Countries                                          14.8%
Hong Kong                                                14.4%
Japan                                                    11.0%
Canada                                                    9.8%
Switzerland                                               8.0%
United Kingdom                                            6.8%
France                                                    5.7%
Netherlands                                               5.1%
Norway                                                    3.5%
Short-Term Investments                                    0.6%



                       % OF TOTAL INVESTMENTS
                       Financials                  35.1%
                       Consumer Staples            21.2%
                       Industrials                 13.7%
                       Energy                       7.4%
                       Telecommunication Services   6.8%
                       Information Technology       5.2%
                       Materials                    5.2%
                       Consumer Discretionary       4.8%
                       Short-Term Investments       0.6%
                                                  -----
                                                  100.0%
                                                  =====

See Notes to Financial Statements.
                                      4

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

          SHARES          SECURITY DESCRIPTION               VALUE
          ------ ---------------------------------------  -----------

          COMMON STOCK -- 99.5%

                 BELGIUM -- 2.7%
          15,000 Nationale A Portefeuille                 $ 1,046,417
          35,309 RHJ International(a)                         641,982
                                                          -----------
                                                            1,688,399
                                                          -----------

                 CANADA -- 9.8%
          90,000 Canfor Corp.(a)                              999,799
          35,000 EnCana Corp.                               2,164,750
           3,000 Fairfax Financial Holdings, Ltd.             732,000
          25,000 Fording Canadian Coal Trust                  969,500
           6,500 Suncor Energy, Inc.                          616,265
          15,600 West Fraser Timber Co., Ltd.                 590,470
                                                          -----------
                                                            6,072,784
                                                          -----------

                 FRANCE -- 5.7%
           5,000 Cap Gemini SA                                308,164
           4,821 CNP Assurances                               616,744
           5,512 Eurazeo                                      812,357
           6,000 L'Oreal SA                                   787,166
           4,000 Remy Cointreau SA                            289,768
           3,000 Schneider Electric SA                        379,038
           2,000 Societe Fonciere Financiere et de
                   Participations FFP                         309,447
                                                          -----------
                                                            3,502,684
                                                          -----------

                 GERMANY -- 3.3%
           2,000 Bilfinger Berger AG                          157,718
          75,000 Infineon Technologies AG(a)                1,291,997
           4,551 Merck KGaA                                   555,465
                                                          -----------
                                                            2,005,180
                                                          -----------

          SHARES           SECURITY DESCRIPTION               VALUE
          ------- ---------------------------------------  -----------

                  GREECE -- 0.6%
            5,000 Coca-Cola Hellenic Bottling Co. SA       $   288,770
           38,000 Sciens International Investments and
                    Holdings SA                                 85,077
                                                           -----------
                                                               373,847
                                                           -----------

                  HONG KONG -- 14.5%
          120,000 Cheung Kong Holdings, Ltd.                 1,978,942
           60,000 Guoco Group, Ltd.                            818,127
          125,000 Hang Lung Properties, Ltd.                   559,568
          160,000 Henderson Land Development Co., Ltd.       1,268,869
          160,000 Hutchison Whampoa, Ltd.                    1,711,379
           36,172 Jardine Matheson Holdings, Ltd.            1,034,519
          320,000 Liu Chong Hing Investment, Ltd.              467,619
          200,000 Swire Pacific, Ltd., Class B                 479,557
          221,000 Wheelock & Co., Ltd.                         608,373
                                                           -----------
                                                             8,926,953
                                                           -----------

                  ITALY -- 0.8%
           45,316 Davide Campari-Milano SpA                    465,277
                                                           -----------

                  JAPAN -- 11.0%
           80,000 Aioi Insurance Co., Ltd.                     465,242
           38,000 Chudenko Corp.                               688,112
           19,500 Millea Holdings, Inc.                        784,312
           75,000 Mitsui Sumitomo Insurance Co., Ltd.          880,817
          200,000 Nippon Sheet Glass Co., Ltd.               1,222,305

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

          SHARES           SECURITY DESCRIPTION               VALUE
          ------- ---------------------------------------- -----------

                  JAPAN (CONTINUED)
           36,200 Nissin Healthcare Food Service Co., Ltd. $   504,244
            7,000 Ono Pharmaceutical Co., Ltd.                 375,397
           10,000 T Hasegawa Co., Ltd.                         188,482
           25,000 Taihei Dengyo Kaisha, Ltd.                   183,694
           35,000 Toyota Industries Corp.                    1,508,292
                                                           -----------
                                                             6,800,897
                                                           -----------

                  MEXICO -- 1.1%
            5,000 Cemex SAB de CV(a)                           149,600
          150,000 Embotelladoras Arca SAB de CV                555,972
                                                           -----------
                                                               705,572
                                                           -----------

                  NETHERLANDS -- 5.1%
           14,000 Akzo Nobel NV                              1,153,939
           10,000 Chicago Bridge & Iron Co. NV                 430,600
           25,000 Heineken Holding NV                        1,433,155
            3,000 Randstad Holdings NV                         162,182
                                                           -----------
                                                             3,179,876
                                                           -----------

                  NORWAY -- 3.5%
           30,000 Farstad Shipping A/S                         778,989
           45,000 Golar LNG, Ltd.                            1,004,400
          300,000 Marine Harvest(a)                            381,705
                                                           -----------
                                                             2,165,094
                                                           -----------

                  SOUTH KOREA -- 3.3%
            5,000 Nong Shim Holdings Co., Ltd.                 486,259
            5,500 SK Telecom Co., Ltd.                       1,262,088
           20,130 Taeyoung Engineering & Construction          262,857
                                                           -----------
                                                             2,011,204
                                                           -----------

                  SWEDEN -- 2.2%
           55,000 Investor AB, Class A                       1,382,746
                                                           -----------

          SHARES            SECURITY DESCRIPTION               VALUE
         --------- ---------------------------------------  -----------

                   SWITZERLAND -- 8.0%
            10,000 Compagnie Financiere Richemont SA,
                     Class A                                $   662,658
             3,000 Medisize Holding AG                          239,639
             3,200 Nestle SA                                  1,437,492
            32,000 Novartis AG                                1,765,944
             7,507 Pargesa Holding SA                           827,269
                                                            -----------
                                                              4,933,002
                                                            -----------

                   TAIWAN -- 0.9%
         3,500,000 Hotung Investment Holdings, Ltd.             542,500
                                                            -----------

                   UNITED KINGDOM -- 6.9%
           150,000 Brit Insurance Holdings plc                1,048,082
             9,069 British Land Co. plc                         217,470
            10,000 Diageo plc ADR                               877,300
            85,000 HSBC Holdings plc                          1,573,044
             1,500 Rio Tinto plc ADR                            515,100
                                                            -----------
                                                              4,230,996
                                                            -----------

                   UNITED STATES -- 20.1%
            40,000 Applied Materials, Inc.                      828,000
            40,000 AVX Corp.                                    644,000
            25,000 Boston Scientific Corp.(a)                   348,750
            35,000 Bristol-Myers Squibb Co.                   1,008,700
            15,000 Home Depot, Inc.                             486,600
            30,000 Intel Corp.                                  775,800
            30,000 Mueller Water Products, Inc., Class A        371,700
            40,000 News Corp., Class A                          879,600
            42,000 Schering-Plough Corp.                      1,328,460
            35,000 Spectra Energy Corp.                         856,800
             6,000 St. Joe Co.                                  201,660
            75,000 Sycamore Networks, Inc.(a)                   305,250
            15,000 Tejon Ranch Co.(a)                           621,000

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

          SHARES          SECURITY DESCRIPTION               VALUE
          ------ ---------------------------------------  -----------

                 UNITED STATES (CONTINUED)
          50,000 Tellabs, Inc.(a)                         $   476,000
          70,000 Time Warner, Inc.                          1,285,200
           5,000 United Parcel Service, Inc., Class B         375,500
          30,000 Wal-Mart Stores, Inc.                      1,309,500
          10,000 Watts Water Technologies, Inc., Class A      307,000
                                                          -----------
                                                           12,409,520
                                                          -----------

          Total Common Stock (Cost $43,514,289)            61,396,531
                                                          -----------

          PREFERRED STOCK -- 0.2%

                 UNITED STATES -- 0.2%
           3,650 Tri-Continental Corp., 0.63% (Cost
                   $162,259)                                  162,425
                                                          -----------

         SHARES           SECURITY DESCRIPTION               VALUE
         ------- ---------------------------------------  -----------

         SHORT-TERM INVESTMENT -- 0.6%

                 MONEY MARKET FUND -- 0.6%
         371,427 Citi/SM /Institutional Trust Liquid
                   Reserves, Class A, 5.28% (Cost
                   $371,427)                              $   371,427
                                                          -----------

         Total Investments -- 100.3%
           (Cost $44,047,975)*                            $61,930,383
                                                          -----------

         Other Asset and Liabilities, Net -- (0.3%)          (211,518)
                                                          -----------

         NET ASSETS -- 100.0%                             $61,718,865
                                                          ===========

--------------------------------------------------------------------------------
ADR  American Depositary Receipt.

(a)Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $18,409,535
                   Gross Unrealized Depreciation    (527,127)
                                                 -----------
                   Net Unrealized Appreciation
                     (Depreciation)              $17,882,408
                                                 ===========

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007

ASSETS
     Total investments, at value (Cost $44,047,975)                                               $61,930,383
     Foreign currency (Cost $210)                                                                         250
     Unrealized gain on spot contracts                                                                    582
     Receivables:
        Fund shares sold                                                                               22,211
        Interest and dividends                                                                        157,360
     Prepaid expense                                                                                    4,821
                                                                                                  -----------
Total Assets                                                                                       62,115,607
                                                                                                  -----------
LIABILITIES
     Unrealized loss on forward foreign currency contracts                                             84,832
     Payables:
        Investment securities purchased                                                               189,112
     Accrued liabilities:
        Investment adviser fees                                                                        60,155
        Compliance services fees                                                                        3,233
        Trustees' fees and expenses                                                                       503
        Other expenses                                                                                 58,907
                                                                                                  -----------
Total Liabilities                                                                                     396,742
                                                                                                  -----------
NET ASSETS                                                                                        $61,718,865
                                                                                                  ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                                                              $42,981,022
     Accumulated undistributed (distributions in excess of) net investment income                  (1,965,184)
     Net realized gain (loss)                                                                       2,900,729
     Unrealized appreciation (depreciation)                                                        17,802,298
                                                                                                  -----------
NET ASSETS                                                                                        $61,718,865
                                                                                                  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Based on net assets of $61,718,865 and 2,480,058 shares outstanding (unlimited shares authorized) $     24.89
                                                                                                  -----------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2007

INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes of $49,817)    $  698,018
     Interest income                                                       1,702
                                                                      ----------
Total Investment Income                                                  699,720
                                                                      ----------
EXPENSES
     Investment adviser fees                                             442,869
     Administrator fees                                                   70,416
     Transfer agent fees                                                   6,114
     Custodian fees                                                       16,924
     Accountant fees                                                      19,854
     Registration fees                                                     8,285
     Professional fees                                                    24,625
     Trustees' fees and expenses                                           1,238
     Compliance services fees                                             13,641
     Miscellaneous expenses                                               19,415
                                                                      ----------
Total Expenses                                                           623,381
     Fees waived and/or reimbursed                                      (106,702)
                                                                      ----------
Net Expenses                                                             516,679
                                                                      ----------
NET INVESTMENT INCOME (LOSS)                                             183,041
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
        Investments                                                    1,609,031
        Foreign currency transactions                                   (357,987)
                                                                      ----------
     Net Realized Gain (Loss)                                          1,251,044
                                                                      ----------
     Net change in unrealized appreciation (depreciation) on:
        Investments                                                    3,535,403
        Foreign currency translations                                    106,055
                                                                      ----------
     Net Change in Unrealized Appreciation (Depreciation)              3,641,458
                                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                4,892,502
                                                                      ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     $5,075,543
                                                                      ==========

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six Months Ended    Year Ended
                                                                                September 30, 2007 March 31, 2007
                                                                                ------------------ --------------
OPERATIONS
   Net investment income (loss)                                                    $   183,041      $   220,417
   Net realized gain (loss)                                                          1,251,044        2,608,374
   Net change in unrealized appreciation (depreciation)                              3,641,458        3,081,031
                                                                                   -----------      -----------
Increase (Decrease) in Net Assets from Operations                                    5,075,543        5,909,822
                                                                                   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                                    --         (967,600)
   Net realized gain on investments sold                                                    --       (3,034,543)
                                                                                   -----------      -----------
Total Distributions to Shareholders                                                         --       (4,002,143)
                                                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                    3,140,807        9,913,618
   Reinvestment of distributions                                                            --        3,998,058
   Redemption of shares                                                               (779,121)      (1,757,420)
   Redemption fees                                                                       1,254            3,690
                                                                                   -----------      -----------
Increase (Decrease) from Capital Share Transactions                                  2,362,940       12,157,946
                                                                                   -----------      -----------
Increase (Decrease) in Net Assets                                                    7,438,483       14,065,625
NET ASSETS
   Beginning of year                                                                54,280,382       40,214,757
                                                                                   -----------      -----------
   End of year(a)                                                                  $61,718,865      $54,280,382
                                                                                   ===========      ===========
SHARE TRANSACTIONS
   Sale of shares                                                                      130,184          450,393
   Reinvestment of distributions                                                            --          180,899
   Redemption of shares                                                                (32,640)         (79,554)
                                                                                   -----------      -----------
Increase (Decrease) in Shares                                                           97,544          551,738
                                                                                   ===========      ===========
(a)Accumulated undistributed (distributions in excess of) net investment income    $(1,965,184)     $(2,148,225)
                                                                                   -----------      -----------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                             Six Months
                                                Ended                      Years Ended March 31,
                                            September 30, -----------------------------------------------------
                                                2007         2007       2006       2005        2004       2003
                                            ------------- -------    -------    -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR             $ 22.78    $ 21.97    $ 19.15    $ 16.48     $ 10.59     $ 14.42
                                               -------    -------    -------    -------     -------     -------
INVESTMENT OPERATIONS
 Net investment income (loss)                     0.08(a)    0.11(a)    0.10(a)   (0.13)      (0.08)      (0.05)
 Net realized and unrealized gain (loss)          2.03       2.69       4.17       2.95        5.92       (3.80)
                                               -------    -------    -------    -------     -------     -------
Total from Investment Operations                  2.11       2.80       4.27       2.82        5.84       (3.85)
                                               -------    -------    -------    -------     -------     -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income (loss)                       --      (0.46)     (0.49)     (0.15)         --          --
 Net realized gain (loss)                           --      (1.53)     (0.96)        --          --          --
                                               -------    -------    -------    -------     -------     -------
Total Distributions to Shareholders                 --      (1.99)     (1.45)     (0.15)         --          --
                                               -------    -------    -------    -------     -------     -------
 Redemption fee(a)                                  --(b)      --(b)      --(b)      --(b)     0.05        0.02
                                               -------    -------    -------    -------     -------     -------
NET ASSET VALUE, END OF YEAR                   $ 24.89    $ 22.78    $ 21.97    $ 19.15     $ 16.48     $ 10.59
                                               =======    =======    =======    =======     =======     =======
TOTAL RETURN(C)                                   9.26%     13.22%     23.10%     17.13%(d)   55.62%(e)  (26.56)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)    $61,719    $54,280    $40,215    $30,965     $26,617     $16,119
Ratios to Average Net Assets:(f)
 Net investment income (loss)                     0.62%      0.49%      0.47%     (0.76)%     (0.65)%     (0.34)%
 Net expenses                                     1.75%      1.90%      2.41%      2.51%       2.55%       2.49%
 Gross expenses(g)                                2.11%      2.28%      2.43%      2.52%       2.55%       2.49%
PORTFOLIO TURNOVER RATE(C)                          13%        26%        56%        85%         72%         33%

----------------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)Not annualized for periods less than one year.
(d)The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005, would have been 17.06%.
(e)The Fund's total return calculation includes proceeds received on November 26, 2003, from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004, would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004, would have been 55.43%.
(f)Annualized.
(g)Reflects the expense ratio excluding any waivers and/or reimbursements.

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

NOTE 1. ORGANIZATION

The Austin Global Equity Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Forward foreign currency contracts are generally valued at the mean of the bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCY -- Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION -- The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES -- A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. Purchases prior to August 1, 2007, were subject to a 2.00% fee for shares redeemed or exchanged within 180 days of purchase. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS -- In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER -- Austin Investment Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.

DISTRIBUTION -- Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES -- Citigroup provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. WAIVER OF FEES

During the period, the Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.75% of average daily net assets. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended September 30, 2007, fees waived were as follows:

                       Investment Adviser Other  Total
                       ------------------ ----- --------
                            $106,281      $421  $106,702

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended September 30, 2007, were $10,511,465 and $7,661,107, respectively.

NOTE 6. CURRENCY CONTRACTS

                                                              Net Unrealized
     Contracts to   Settlement                  Market Value   Appreciation
    Purchase/(Sell)    Date    Settlement Value at 09/30/2007 (Depreciation)
    --------------- ---------- ---------------- ------------- --------------
    (1,000,000) EUR  05/08/08    $(1,371,800)    $(1,429,825)    $(58,025)
      (500,000) GBP  05/08/08       (990,500)     (1,017,307)     (26,807)

EUR European Union Euro
GBP Pounds Sterling

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007


NOTE 7. FEDERAL INCOME TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of March 31, 2007, distributable earnings on a tax basis were as follows:

               Undistributed Ordinary Income          $   936,507
               Undistributed Long-Term Gain             1,424,129
               Unrealized Appreciation (Depreciation)  11,301,660
                                                      -----------
               Total                                  $13,662,296
                                                      ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings and wash sales.

NOTE 8. OTHER INFORMATION

On September 30, 2007, one shareholder held approximately 88% of the outstanding shares of the Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the June 15, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, the Fund's administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board then reviewed the Adviser's financial stability and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

COST OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its profitability with respect to the Fund. The Adviser noted that it does not formally allocate costs between the Fund and the Adviser's separate accounts, but that the Adviser does believe the Fund is less profitable to the Adviser than the separate accounts. The Adviser also noted that expenses for the past year included relocation to a new office. The Board concluded that the level of the Adviser's profit attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's advisory fee and total expenses with respect to the Fund were higher than the mean and median advisory fee for its Lipper Inc. peer groups. The board also noted that the Adviser's advisory fee with respect to the Fund was higher than its fee with respect to certain separately managed accounts and that the total expenses of the Fund were higher than those for its separately managed accounts. The Board noted the Adviser's rationale for the Fund's higher advisory fee and higher total expenses, namely that more time and attention was required to manage the Fund as compared to the separately managed accounts. The Board also noted that certain expenses, such as marketing expenses, which are typically associated with the Fund and not with separate accounts, were assumed by the Adviser. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable in light of the foregoing considerations.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007


PERFORMANCE

The Adviser then discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered that the Fund outperformed its benchmark for the three-month period ended March 31, 2007 and considered the Fund's returns for the one- and three-year annualized returns were higher than the S&P 500 Index. The Board also noted that the Fund was rated four stars by Morningstar as of March 31, 2007. The Board noted that it would consider the Fund's performance in evaluating the overall arrangement between the Fund and the Adviser. The Board concluded that the Fund outperformed its peers and benchmark, noting that the Adviser was the top rated of the 65 funds in its peer group and that the Fund benefited from the Adviser's management of the Fund.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at least in the coming year.

OTHER BENEFITS

Finally, the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. The Adviser noted that it had entered into a marketing agreement with an independent third-party for purpose of soliciting new separated accounts. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007, through September 30, 2007.

ACTUAL EXPENSES -- The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES -- The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs had been included, your costs would have been higher.

                        Beginning         Ending        Expenses   Annualized
                      Account Value   Account Value    Paid During  Expense
                      April 1, 2007 September 30, 2007   Period*     Ratio
                      ------------- ------------------ ----------- ----------
  Actual Return         $1,000.00       $1,092.62         $9.16       1.75%
  Hypothetical Return   $1,000.00       $1,016.25         $8.82       1.75%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                             FOR MORE INFORMATION

                              INVESTMENT ADVISER
                      Austin Investment Management, Inc.
                        520 Madison Avenue, 28th Floor
                           New York, New York 10022
                             www.austininvest.com

                                TRANSFER AGENT
                         Citigroup Funds Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com

                           AUSTIN GLOBAL EQUITY FUND
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                                (800) 754-8759
                             www.austininvest.com
This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

129-SR-0907

[LOGO] MERK(R) | HARD CURRENCY FUND

   INVESTOR SHARES

                                SEMI-ANNUAL REPORT        |   SEPTEMBER 30, 2007
                                    (UNAUDITED)           |

                                            [LOGO] MERK(R) | HARD CURRENCY FUND

TABLE OF CONTENTS

A Message to Our Shareholders                                                2

Performance Chart and Analysis                                               4

Schedule of Investments                                                      5

Statement of Assets and Liabilities                                          8

Statement of Operations                                                      9

Statements of Changes in Net Assets                                         10

Financial Highlights                                                        11

Notes to Financial Statements                                               12

Additional Information                                                      15

                                        1   [LOGO] MERK(R) | HARD CURRENCY FUND

A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007

Dear Shareholder,

We are pleased to bring you the Merk Hard Currency Fund's (the "Fund") semi-annual report for the six-month period ended September 30, 2007.

The Fund's objective is to seek to protect against the depreciation of the U.S. dollar relative to other currencies.

Merk Hard Currency Fund Investor Class shares posted a return of +10.16% for the six-month period ended September 30, 2007 ("reference period"). In comparison, the JP Morgan 3-Month Global Cash Index ("reference basket") increased +8.91% during the reference period. Through 9/30/2007, the Fund had a 1-year return of +16.60% as well as an annualized return of +8.77% since inception on 5/10/2005; this compares to a 1-year return of +15.10% as well as an annualized return of +7.03% since 5/10/2005 for the reference basket. THE FUND'S PERFORMANCE REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR MORE RECENT PERFORMANCE PLEASE VISIT THE FUND'S WEBSITE AT WWW.MERKFUND.COM. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S GROSS OPERATING EXPENSE RATIO IS 1.31%. THE FUND'S ADVISER HAS AGREED CONTRACTUALLY TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE EXPENSES SUCH THAT THE TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 1.30%.

The results are not directly comparable, as the Fund does not try to match the composition of the reference basket. A notable difference in the composition of the reference basket and the Fund is the inclusion of exposure to the price of gold in the Fund. The Fund's performance is foremost influenced by changes in exchange rates of currencies the Fund has exposure to. The Fund had its largest exposure with 40.6% of Net Assets on September 30, 2007, to the euro, which rose by 6.59% from 1.3354 to 1.4234 versus the dollar during the reference period.* The Fund had a 17.5% exposure to the Canadian dollar, which rose by 16.04% from 0.8661 to 1.0050 versus the dollar during the reference period. The Fund had a 7.1% exposure to the Australian dollar, which rose 9.23% versus the dollar from 0.8106 to 0.8854 during the reference period. The Fund had a 12.1% exposure to the Swiss franc, which rose 3.14% versus the dollar from 0.8305 to
0.8566 during the reference period. The Fund had its fourth largest exposure with 8.1% to the price of gold, which rose 12.22% from $663.10 per troy ounce to $744.10 per troy ounce during the reference period.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. To give you an indication of the evolution of the Fund's currency exposure, the Fund's top exposure on March 31, 2007 was to the euro with 44.2%; to the Australian dollar with 10.2%; to the Canadian Dollar with 14.0%; to the Swiss franc with 9.0%; and to gold with 8.6%.

The Fund seeks exposure to gold, as it is the only currency with intrinsic value, and as such is the ultimate "hard currency." Tax rules limit the amount of gross income a mutual fund may derive from commodities such as gold, so that during periods of prolonged out-performance of gold versus other Fund securities, the Fund may adjust its gold holdings to comply with applicable rules.

The Fund has no exposure to Asian currencies. We are concerned on how central banks of the region may react should there be upward pressure on their currencies just as the U.S. economy may be slowing. The U.S. is a vital export market for many Asian economies, and central banks may try to mitigate the impact of a slowdown in U.S. economic activity by pursuing what we may deem unsound monetary policy.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in "hard currency" denominated investments. In this context, we do not rule out adding select Asian currency exposure for diversification purposes, even if the currencies do not fully meet our standards for sound monetary policy.

The rate at which the current account deficit is growing shows signs of abating. However, this trend is not due to a sustained increase in domestic savings and investments; instead, it is due to relatively fewer imports as U.S. economic growth slows down, as well as increased exports as the rest of the world continues to grow strongly. If there are better perceived opportunities overseas, it may entice foreigners to invest less in the U.S. and more abroad. As a result, foreign investments in the U.S. may fall at an even faster pace than imports recede, and the U.S. dollar may be under further pressure. Foreigners do not need to sell the dollar for the currency to be under pressure: as the current account deficit reached $856 billion in 2006, it needs to be financed by over $3 billion U.S. dollar denominated inflows by investors from abroad each business day, just to keep the dollar from falling.

To understand the turmoil the credit markets experienced this summer, we would like to refer to the cautionary comment issued in the letter to shareholders in our annual report dated March 31, 2007. In that report, written before the turmoil in the credit markets, we wrote: "...MONEY SUPPLY RECEIVED A BOOST INDIRECTLY FROM VERY LOW VOLATILITY IN MANY MARKETS. AS VOLATILITY WAS LOW, SPECULATORS INCREASED THEIR RISK APPETITE, INCREASING THEIR LEVERAGE. THESE SPECULATORS ARE NOT MERELY HEDGE FUNDS, BUT ALSO FINANCIAL INSTITUTIONS THAT EMPLOY 'AT RISK' MODELS TO IDENTIFY HOW MUCH LEVERAGE TO EMPLOY. FURTHERMORE, DERIVATIVES, IN PARTICULAR CREDIT DERIVATIVES, ENJOYED A BOOM DURING 2006; MANY DERIVATIVES CONTAIN LEVERAGE, EITHER DIRECTLY OR INDIRECTLY. WITH THE RETURN OF VOLATILITY IN MANY ASSET CLASSES, MANY SPECULATIVE BETS MAY HAVE TO BE PARED DOWN. SUCH DE-LEVERAGING EQUATES TO A MONETARY CONTRACTION. IT APPEARS TO US THAT THE MARKETS, NOT THE FEDERAL RESERVE (THE 'FED'), WILL IMPOSE AN ECONOMIC SLOWDOWN."

As volatility picked up this summer, speculators had to pare down their leverage. Those speculators who were unable to reduce their leverage, notably those who used illiquid mortgage based securities as collateral for leveraged bets, faced serious liquidity issues. However, this perceived "liquidity" problem at its core is a valuation problem: there is plenty of money available in the markets, but few buyers were found in the markets at the prices the securities were offered.

It is in this context that we have criticized the Federal Reserve Bank's cut of the Federal Funds rate by 50 basis points (0.5%)


                                        2   [LOGO] MERK(R) | HARD CURRENCY FUND

A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2007

on September 18, 2007. The rate cut, in our assessment, was the wrong policy tool as it boosts liquidity rather than addressing valuation issues. The cut in interest rate did not make home mortgages more accessible; nor did it make mortgage backed securities more attractive. The markets, rather than the Fed, are in control and have demanded higher rates.

In our view, the U.S. dollar accelerated its decline after the Fed's interest rate cut because the lower interest rates made the U.S. dollar less attractive, without offering the prospects for sustainable growth. Typically, an interest rate cut by a central bank does not necessarily weaken a currency if the markets perceive that the change in policy may boost growth. However, in this case, it is our assessment that the cut does little to promote growth in the sectors most affected by the market-induced contraction.

One has to wonder why the Fed chose to cut interest rates. In our analysis, a motivation may have been that Fed Chairman Bernanke wanted the U.S. dollar to weaken versus other currencies. A weak currency may provide a temporary boost to exporters and economic growth. However, we are afraid that the Fed is playing with fire: on the one hand, long-term prosperity cannot be attained through devaluing one's currency; on the other hand, alienating foreigners may cause longer-term interest rates to rise as that group diversifies its investments. Any benefit to economic growth may easily be offset by higher interest rates payable.

At the time of writing this semi-annual report, we believe the Fed and the Treasury have merely sugarcoated many challenges facing financial institutions and the credit markets; this is particularly apparent in select inter-bank lending rates that have continued to be unusually volatile, suggesting that banks do not fully trust one another for overnight loans. One side effect of lowering the Fed Funds rate at the same time when inflationary fears rise is the steepening of the yield curve; a steep yield curve refers to lower short-term and higher long-term interest rates. Such an environment tends to benefit financial institutions that provide long-term financing while paying depositors on short-term deposits. It remains to be seen whether the Fed's actions are sufficient to allow these institutions to repair their balance sheets.

As market forces warrant a contraction, one could expect a decline in the price of gold. However, those buying gold seem to believe that the Fed will work hard to prevent a recession. In this environment, we see increased volatility in the months ahead as the markets battle out which force may be winning. Given the signals that have come from the Fed and other policy makers, our analysis suggests that the risks for the U.S. dollar may continue to be to the downside.

In our public communication, we emphasize the diversification out of the U.S. dollar the Merk Hard Currency Fund offers; we tend not to emphasize yield. As a result, we do not feel pressured to buy a security merely because of its yield. As the securities the Fund holds have, by prospectus, an average maturity of 90 days or less, we have used the turmoil in the credit markets to shift further towards non-U.S. government, sovereign, supra-national and non-U.S. agency securities; numerous factors go into security selection, please study the prospectus for details. The Fund has never invested in sub-prime securities.

We invite you to read more about our "Merk Insights" at www.merkfund.com.

Sincerely,

/s/ Axel G. Merk
--------------------------
Axel G. Merk

The views in this Report were those of the Fund Manager as of September 30, 2007 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Since the Fund primarily invests in foreign currencies, changes in currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund is subject to interest rate risk, which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Fund may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the J.P. Morgan 3 Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index to track general bond market performance.

* Source for exchange rates listed in this letter: www.xe.com/ict.

                                        3   [LOGO] MERK(R) | HARD CURRENCY FUND

PERFORMANCE CHART & ANALYSIS
SEPTEMBER 30, 2007

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the "Fund") compared with the performance of the J.P. Morgan Global 3-Month Cash Index, since inception. The J.P. Morgan Global 3-Month Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance, please call (866) 637-5386.

        MERK HARD CURRENCY FUND VS. JP MORGAN GLOBAL 3-MONTH CASH INDEX

                    INVESTOR SHARES (5/10/2005 - 9/30/2007)

                               MERK HARD     JP MORGAN GLOBAL
                             CURRENCY FUND  3 MONTH CASH INDEX
                    DATE    INVESTOR SHARES       (USD)
                 ---------- --------------- ------------------
                  5/10/2005     10,000            10,000
                  5/31/2005      9,640             9,696
                  6/30/2005      9,620             9,563
                  7/31/2005      9,610             9,576
                  8/31/2005      9,720             9,713
                  9/30/2005      9,780             9,618
                 10/31/2005      9,700             9,534
                 11/30/2005      9,690             9,424
                 12/31/2005      9,760             9,455
                  1/31/2006     10,110             9,729
                  2/28/2006      9,930             9,611
                  3/31/2006      9,960             9,652
                  4/30/2006     10,500            10,066
                  5/31/2006     10,610            10,264
                  6/30/2006     10,524            10,220
                  7/31/2006     10,594            10,253
                  8/31/2006     10,645            10,304
                  9/30/2006     10,487            10,220
                 10/31/2006     10,618            10,352
                 11/30/2006     10,960            10,677
                 12/31/2006     10,899            10,632
                  1/31/2007     10,827            10,531
                  2/28/2007     10,991            10,686
                  3/31/2007     11,101            10,801
                  4/30/2007     11,391            11,090
                  5/31/2007     11,297            11,015
                  6/30/2007     11,445            11,104
                  7/31/2007     11,581            11,287
                  8/31/2007     11,549            11,255
                  9/30/2007     12,228            11,763

                                                   SINCE INCEPTION
             INVESTMENT VALUE ON 09/30/07:             5/10/05
             -----------------------------         ---------------
             Merk Hard Currency Fund..............     $12,228
             J.P. Morgan 3-Month Global Cash Index     $11,763

                                                           SINCE INCEPTION
      AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/07: ONE YEAR     5/10/05
      ------------------------------------------- -------- ---------------
         Merk Hard Currency Fund.................  16.60%       8.77%
         J.P. Morgan 3-Month Global Cash Index...  15.10%       7.03%

                                        4   [LOGO] MERK(R) | HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

PRINCIPAL  SECURITY DESCRIPTION                     CURRENCY RATE  MATURITY VALUE IN USD
---------  ---------------------------------------  -------- ----  -------- ------------
FOREIGN BONDS - 71.7%
AGENCY - 0.6%
 1,200,000 Eksportfinans A/S Series EMTN...........   AUD    6.00% 12/20/07 $ 1,061,807
                                                                            -----------
AUTO - 0.8%
 1,000,000 Toyota Credit Canada, Inc. Series EMTN..   EUR    3.00  06/24/08   1,408,707
                                                                            -----------
BANKS - 2.5%
 3,600,000 DEPFA Deutsche Pfandbriefbank AG Series
             EMTN..................................   CHF    1.75  02/18/08   3,079,352
 8,900,000 Landesbank Schleswig-Holstein
             Girozentrale Series EMTN..............   SEK    4.50  01/10/08   1,380,958
                                                                            -----------
                                                                              4,460,310
                                                                            -----------
ENERGY - 5.0%
 9,049,000 Total Capital SA Series EMTN............   CAD    4.25  02/19/08   9,079,503
                                                                            -----------
INSURANCE - 2.3%
 2,900,000 Allianz Finance II BV...................   EUR    4.63  11/29/07   4,133,119
                                                                            -----------
MORTGAGE - 2.0%
 1,700,000 Corealcredit Bank AG Series 489.........   EUR    5.25  01/15/08   2,427,503
 1,400,000 Dexia Municipal Agency..................   CHF    3.00  11/30/07   1,202,784
                                                                            -----------
                                                                              3,630,287
                                                                            -----------
NON-US GOVERNMENT - AUSTRIA - 11.7%
14,800,000 Republic of Austria Series EMTN (a).....   EUR    5.50  10/20/07  21,111,121
                                                                            -----------
NON-US GOVERNMENT - CANADA - 2.6%
 4,640,000 Canadian Government Bond................   CAD    2.75  12/01/07   4,652,968
                                                                            -----------
NON-US GOVERNMENT - FRANCE - 2.2%
 2,800,000 France Government Bond OAT..............   EUR    5.50  10/25/07   3,995,717
                                                                            -----------
NON-US GOVERNMENT - GERMANY - 8.3%
 2,000,000 Bundesobligation Series 141.............   EUR    4.25  02/15/08   2,853,274
 4,000,000 Bundesrepublik Deutchland...............   EUR    5.25  01/04/08   5,721,115
 4,500,000 Bundesschatzanweisundgen................   EUR    2.75  12/14/07   6,399,979
                                                                            -----------
                                                                             14,974,368
                                                                            -----------
NON-US GOVERNMENT - NETHERLANDS - 0.8%
 1,000,000 Netherlands Government Bond.............   EUR    2.50  01/15/08   1,419,685
                                                                            -----------
NON-US GOVERNMENT - SWEDEN - 0.8%
 9,000,000 Sweden Government Bond Series 1040......   SEK    6.50  05/05/08   1,417,804
                                                                            -----------
NON-US GOVERNMENT - SWITZERLAND - 3.3%
 6,800,000 Switzerland Government..................   CHF    4.25  01/08/08   5,867,660
                                                                            -----------
NON-US GOVERNMENT - UNITED KINGDOM - 2.9%
 2,500,000 United Kingdom Gilt.....................   GBP    7.25  12/07/07   5,128,767
                                                                            -----------
SOVEREIGN - 14.5%
 2,000,000 Kreditanstalt fuer Wiederaufbau Series
             INTL..................................   EUR    3.00  11/15/07   2,846,811
 1,500,000 Kreditanstalt fuer Wiederaufbau Series
             EMTN..................................   NZD    6.25  12/17/07   1,129,402
 2,700,000 Landwirtschaftliche Rentenbank Series
             EMTN..................................   CHF    1.75  02/12/08   2,310,460
 8,400,000 Landwirtschaftliche Rentenbank Series
             EMTN..................................   CAD    4.00  10/04/07   8,444,504

See Notes to Financial Statements       5   [LOGO] MERK(R) | HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

PRINCIPAL   SECURITY DESCRIPTION                     CURRENCY RATE MATURITY VALUE IN USD
---------   ---------------------------------------  -------- ---- -------- ------------
  1,400,000 Landwirtschaftliche Rentenbank Series
              EMTN..................................   CHF    1.75 02/12/08    1,198,016
 12,450,000 New Zealand Government Series EMTN......   NOK    6.25 01/30/08    2,311,154
  4,305,000 Province of British Columbia Canada
              Series EMTN...........................   CAD    4.25 03/10/08    4,320,827
  4,006,000 Province of Ontario Canada Series EMTN..   AUD    4.75 03/07/08    3,518,867
                                                                            ------------
                                                                              26,080,041
                                                                            ------------
SUPRANATIONAL - 9.7%
  2,600,000 Council of Europe Development Bank
              Series EMTN...........................   AUD    5.25 10/30/07    2,303,666
 13,000,000 Eurofima................................   SEK    5.63 02/05/08    2,023,458
  3,400,000 European Investment Bank................   CHF    3.75 01/21/08    2,929,619
  3,000,000 European Investment Bank Series INTL....   EUR    2.63 10/15/07    4,275,478
  4,300,000 Inter-American Development Bank.........   CHF    3.00 10/22/07    3,693,971
  2,500,000 Nordic Investment Bank Series EMTN......   AUD    5.09 12/20/07    2,209,182
                                                                            ------------
                                                                              17,435,374
                                                                            ------------
UTILITIES - 1.7%
  3,500,000 Electricite de France Series EMTN.......   AUD    6.00 05/06/08    3,085,460
                                                                            ------------
Total Foreign Bonds (Cost $123,679,162).............                         128,942,698
                                                                            ------------
FOREIGN TREASURY BILLS (B) - 3.3%
Non-US Government - Norway
 12,000,000 Norway Treasury Bill....................   NOK    4.32 12/19/07    2,202,760
 21,000,000 Norway Treasury Bill....................   NOK    4.80 06/18/08    3,760,221
                                                                            ------------
Total Treasury Bills (Cost $5,627,671)..............                           5,962,981
                                                                            ------------

SHARES
------
EXCHANGE TRADED FUND - 6.5%
    157,900 streetTRACKS Gold Trust (Cost
              $10,364,901)..........................                          11,605,650
                                                                            ------------

PRINCIPAL
---------
MONEY MARKET DEPOSIT ACCOUNT - 1.5%
$ 2,717,557 Citibank Money Market Deposit Account,
              4.72% (Cost $2,717,557)...............                           2,717,557
                                                                            ------------
TIME DEPOSITS - 2.5%
  3,137,917 Euro Time Deposit (Cost $4,216,168).....   EUR    4.00 10/01/07    4,474,748
                                                                            ------------
Total Investments - 85.5% Cost ($146,605,459)*......                        $153,703,634
                                                                            ------------
FOREIGN CURRENCIES - 9.0%:
   Australian Dollar - 0.0%......................                                 37,616
   British Sterling Pound - 0.9%.................                              1,589,393
   Canadian Dollar - 2.0%........................                              3,676,817
   Euro - 4.7%...................................                              8,488,534
   New Zealand Dollar - 0.1%.....................                                250,514
   Norwegian Krone - 0.1%........................                                 27,122
   Swedish Krona - 0.8%..........................                              1,475,813
   Swiss Franc - 0.4%............................                                733,579
                                                                            ------------
Total Foreign Currencies (Cost $16,073,935).........                          16,279,388
                                                                            ------------
Other Assets and Liabilities, Net - 5.5%............                           9,958,968
                                                                            ------------
NET ASSETS - 100.0%.................................                        $179,941,990
                                                                            ============

See Notes to Financial Statements       6   [LOGO] MERK(R) | HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

(a) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the end of the period, the value of these securities amounted to $21,111,121 or 11.73% of net assets.

SECURITY            ACQUISITION DATE ACQUISITION COST ACQUISITION VALUE PER UNIT
--------            ---------------- ---------------- --------------------------
Republic of Austria   July 9, 2007      $2,809,520             $100.34

(b) Rates shown are annualized yields at time of purchase.

AUD  Australian Dollar
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
NOK  Norwegian Krona
NZD  New Zealand Dollar
SEK  Swedish Krona
EMTN European Medium Term Note
INTL International

At September 30, 2007, the fund held the following futures contracts:

                                                    NATIONAL    NET UNREALIZED
 CONTRACTS        TYPE          EXPIRATION DATE  CONTRACT VALUE  DEPRECIATION
 --------- ------------------- ----------------- -------------- --------------
    36     Gold 100 Oz. Future December 31, 2007   $2,700,000      $161,410

PORTFOLIO HOLDINGS

% of Total Investments and Foreign Currencies

                           Foreign Bonds....... 75.9%
                           Treasury Bills......  3.5%
                           Exchange Traded Fund  6.8%
                           Time Deposits.......  2.6%
                           Foreign Currencies..  9.6%
                           Other...............  1.6%
                                                ----
                                                 100%
                                                ====

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation............. $7,098,175
             Gross Unrealized Depreciation.............         --
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $7,098,175
                                                        ==========

See Notes to Financial Statements       7   [LOGO] MERK(R) | HARD CURRENCY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007

ASSETS
   Total investments, at value (Cost $146,605,459)........................................................ $153,703,634
   Foreign currency (Cost $16,073,935)....................................................................   16,279,388
   Cash...................................................................................................      600,107
   Unrealized gain on spot contracts......................................................................       14,304
   Deposits with brokers for margin on futures contracts..................................................      220,266
   Receivables:
       Fund shares sold...................................................................................    6,416,541
       Interest...........................................................................................    4,290,231
       Variation margin...................................................................................       31,210
                                                                                                           ------------
Total Assets..............................................................................................  181,555,681
                                                                                                           ------------
LIABILITIES
   Payables:
       Dividends..........................................................................................      782,061
       Fund shares redeemed...............................................................................      686,859
   Accrued liabilities:
       Investment adviser fees............................................................................      106,652
       Distribution fees..................................................................................       30,854
       Trustees' fees and expenses........................................................................        1,095
       Other expenses.....................................................................................        6,170
                                                                                                           ------------
Total Liabilities.........................................................................................    1,613,691
                                                                                                           ------------
NET ASSETS................................................................................................ $179,941,990
                                                                                                           ============
COMPONENTS OF NET ASSETS
   Paid-in capital........................................................................................ $167,735,179
   Accumulated undistributed (distributions in excess of) net investment income...........................       26,536
   Net realized gain (loss)...............................................................................    4,532,247
   Unrealized appreciation (depreciation).................................................................    7,648,028
                                                                                                           ------------
NET ASSETS................................................................................................ $179,941,990
                                                                                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $179,941,990 and shares outstanding of 15,393,558 (unlimited shares authorized). $      11.69

See Notes to Financial Statements       8   [LOGO] MERK(R) | HARD CURRENCY FUND

STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2007

  INVESTMENT INCOME
     Interest income (net foreign withholding taxes of $ 13,289). $ 2,056,198
                                                                  -----------
  EXPENSES
     Investment adviser fees.....................................     546,099
     Transfer agency fees........................................      27,306
     Distribution fees...........................................     136,524
     Trustees' fees and expenses.................................       2,262
                                                                  -----------
  Total Expenses.................................................     712,191
     Fees waived or reimbursed...................................      (2,261)
                                                                  -----------
  Net Expenses                                                        709,930
                                                                  -----------
  NET INVESTMENT INCOME (LOSS)...................................   1,346,268
                                                                  -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
         Investments.............................................   2,945,378
         Futures.................................................      37,392
         Foreign currency transactions...........................   1,304,310
                                                                  -----------
     Net Realized Gain (Loss)....................................   4,287,080
                                                                  -----------
     Net change in unrealized appreciation (depreciation) on:
         Investments.............................................   5,839,776
         Futures.................................................     161,410
         Foreign currency translations...........................     320,821
                                                                  -----------
     Net Change in Unrealized Appreciation (Depreciation)........   6,322,007
                                                                  -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS)........................  10,609,087
                                                                  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.............. $11,955,355
                                                                  ===========

See Notes to Financial Statements       9   [LOGO] MERK(R) | HARD CURRENCY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                                               SEPTEMBER 30, 2007 MARCH 31, 2007
                                                                                               ------------------ --------------
OPERATIONS
       Net investment income (loss)...........................................................    $  1,346,268     $    794,811
       Net realized gain (loss)...............................................................       4,287,080        1,353,467
       Net change in unrealized appreciation (depreciation)...................................       6,322,007        1,140,555
                                                                                                  ------------     ------------
Increase (Decrease) in Net Assets from Operations.............................................      11,955,355        3,288,833
                                                                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
       Net investment income..................................................................      (1,332,113)      (1,891,114)
       Net realized gain on investments sold..................................................              --          (10,676)
                                                                                                  ------------     ------------
Total Distributions to Shareholders...........................................................      (1,332,113)      (1,901,790)
                                                                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS
       Sale of shares.........................................................................     124,886,364       85,269,113
       Reinvestment of distributions..........................................................       1,272,116        1,813,322
       Redemption of shares...................................................................     (32,288,807)     (23,663,865)
                                                                                                  ------------     ------------
Increase (Decrease) from Capital Share Transactions...........................................      93,869,673       63,418,570
                                                                                                  ------------     ------------
Increase (Decrease) in Net Assets.............................................................     104,492,915       64,805,613
NET ASSETS
   Beginning of period........................................................................      75,449,075       10,643,462
                                                                                                  ------------     ------------
       End of period (includes accumulated undsitributed (distributions in excess of) net
         investment income of $26,536 and $12,381) respectively...............................    $179,941,990     $ 75,449,075
                                                                                                  ============     ============
SHARE TRANSACTIONS
       Sale of shares.........................................................................      11,163,468        8,045,899
       Reinvestment of distributions..........................................................         111,697          170,703
       Redemption of shares...................................................................      (2,917,781)      (2,250,494)
                                                                                                  ------------     ------------
Increase (Decrease) in Shares.................................................................       8,357,384        5,966,108
                                                                                                  ============     ============

See Notes to Financial Statements       10  [LOGO] MERK(R) | HARD CURRENCY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

                                                                              MAY 10, 2005 (A)
                                             SIX MONTHS ENDED    YEAR ENDED       THROUGH
                                            SEPTEMBER 30, 2007 MARCH 31, 2007  MARCH 31, 2006
                                            ------------------ -------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......      $  10.72         $  9.95         $ 10.00
                                                 --------         -------         -------
INVESTMENT OPERATIONS
   Net investment income (loss) (b)........          0.14            0.20            0.09
   Net realized and unrealized gain (loss).          0.94            0.93           (0.13)(c)
                                                 --------         -------         -------
Total from Investment Operations...........          1.08            1.13           (0.04)
                                                 --------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income...................         (0.11)          (0.36)             --
   Net realized gain.......................            --             -- (d)        (0.01)
                                                 --------         -------         -------
NET ASSET VALUE, END OF PERIOD.............      $  11.69         $ 10.72         $  9.95
                                                 ========         =======         =======
TOTAL RETURN...............................         10.16%(e)       11.45%          (0.40)%(e)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)      $179,942         $75,449         $10,643
Ratios to Average Net Assets :
   Net Expenses............................          1.30%(f)        1.30%           1.30%(f)
   Gross Expenses (g)......................          1.30%(f)        1.31%           1.31%(f)
   Net investment income (loss)............          2.47%(f)        1.93%           1.04%(f)
PORTFOLIO TURNOVER RATE (E)................             6%             29%              0%

--------
(a)Commencement of operations.

(b)Calculated based on average shares outstanding during the period.

(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)Less than $0.01 per share.

(e)Not annualized.

(f)Annualized.

(g)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements       11  [LOGO] MERK(R) | HARD CURRENCY FUND

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

NOTE 1. ORGANIZATION

The Merk Hard Currency Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers Investor Shares. Investor Shares commenced operations on May 10, 2005. The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

                                        12  [LOGO] MERK(R) | HARD CURRENCY FUND

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Merk Investments, LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Fund has adopted a distribution plan for Investor shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of Investor shares.

                                        13  [LOGO] MERK(R) | HARD CURRENCY FUND

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

OTHER SERVICE PROVIDERS - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor. For the period ended September 30, 2007, the Adviser paid compliance service fees of $19,211, from fees collected under the Investment Adviser Agreement.

NOTE 4. WAIVER OF FEES

During the period the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2008 to limit total annual operating expenses to 1.30%. For the period ended September 30, 2007, fees waived and reimbursed were $2,261.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended September 30, 2007, were $4,569,973 and $425,634, respectively.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income......... $  612,286
               Unrealized Appreciation (Depreciation)    245,167
               Capital and Other Losses..............  1,326,021
                                                      ----------
               Total................................. $2,183,474
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to forward currency contracts.

NOTE 7. OTHER INFORMATION

On September 30, 2007, two shareholders held approximately 54% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                        14  [LOGO] MERK(R) | HARD CURRENCY FUND

ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the June 15, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board met with the Fund's portfolio manager and discussed the Adviser's personnel, operations and financial condition. The Board considered the adequacy of the Adviser's resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

COSTS OF SERVICES AND PROFITABILITY

The Board then reviewed the Adviser's financial stability, noting that the Adviser is now generating positive cash flow due to acceleration in asset growth and a streamlined operation structure. The Board then considered additional information provided by the Adviser regarding its costs of services and profitability with respect to the Fund, specifically noting the Adviser's non-contractual efforts to help reduce potential out-of-pocket expenses of the Fund. The Board concluded that the Adviser was financially able to provide investment advisory services to the Fund and that the level of the Adviser profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses and performance of similar mutual funds. The Board noted that the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group. The Adviser explained that although it is categorized with other international bond market funds, the Fund is different in terms of strategy and investments than those represented in its peer group, and that Lipper's categorization makes expense comparison difficult. The Board then considered additional comparative advisory fee information provided in detail by the Adviser, including the fact that the Adviser's contractual advisory fee is a unitized fee pursuant to which the Adviser pays for certain Fund expenses with the fee. The Board recognized that it was difficult to compare the Adviser's fee with the fees received by other advisors because of variations in the services provided by the Adviser that are not included in the advisory fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

PERFORMANCE

The Adviser stated that it would continue to provide quality portfolio management services to the Fund so long as it serves as adviser to the Fund and discussed its approach to managing the Fund. The Board noted that the Fund has grown from $20 million at its one-year anniversary to more than $90 million in assets. The Board considered the Fund's investment policy of investing in short-term money market instruments denominated in foreign currencies, noting that the depreciation of the U.S. dollar may increase the Fund's value. The Adviser cautioned the Board that although the Fund was placed at the top of its Lipper peer review as of March 31, 2007, the listing reflected one method of assessment of performance and expense data, and that the specialized nature of the Fund could result in a drop to the bottom of the peer review group in the future. The Adviser noted that even if the Fund does not always outperform the peer group, the Fund's clear focus attracts investors. Following the review of the Fund's performance relative to its peer group and its benchmark, the Board concluded that the Fund performance was acceptable.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

                                        15  [LOGO] MERK(R) | HARD CURRENCY FUND

ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

OTHER BENEFITS

The Adviser stated that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the twelve-month period ended June 30, 2007, is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                      BEGINNING         ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE    EXPENSES PAID    ANNUALIZED
                    APRIL 1, 2007 SEPTEMBER 30, 2007 DURING PERIOD* EXPENSE RATIO*
                    ------------- ------------------ -------------- --------------
Actual Return......   $1,000.00       $1,101.56          $6.83           1.30%
Hypothetical Return   $1,000.00       $1,018.50          $6.56           1.30%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                                        16  [LOGO] MERK(R) | HARD CURRENCY FUND

 FOR MORE INFORMATION                       [LOGO] MERK(R) | HARD CURRENCY FUND

                                                      INVESTOR SHARES
            INVESTMENT ADVISER
           Merk Investments, LLC
          555 Bryant Street #455
            Palo Alto, CA 94301
             www.merkfund.com

              TRANSFER AGENT
       Citigroup Fund Services, LLC
              P.O. Box 182218
          Columbus, OH 43218-2218

                DISTRIBUTOR
        Foreside Fund Services, LLC
     Two Portland Square, 1/st /Floor
            Portland, ME 04101
             www.foresides.com

 This report is submitted for the general
  information of the shareholders of the
      Fund. It is not authorized for
   distribution to prospective investors
   unless preceded or accompanied by an
   effective prospectus, which includes
  information regarding the Fund's risks,             P.O. BOX 182218
 objectives, fees and expenses, experience             COLUMBUS, OH
 of its management and other information.               43218-2218

                                                        108-SR-0907

                                     [LOGO]

                                H.M.Payson & Co.
                                ESTABLISHED 1854

SEPTEMBER 30, 2007
(UNAUDITED)

PAYSON TOTAL RETURN FUND

SEMI-ANNUAL REPORT

                                    [GRAPHIC]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                             SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

                    Schedules of Investments              1

                    Statements of Assets and Liabilities  3

                    Statements of Operations              4

                    Statements of Changes in Net Assets   5

                    Financial Highlights                  6

                    Notes to Financial Statements         7

                    Additional Information               10

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

                                    SECURITY
             SHARES                DESCRIPTION                VALUE
            --------    ---------------------------------- ------------
            COMMON STOCK -- 98.4%
            CONSUMER CYCLICAL -- 15.4%
              20,000    Harley-Davidson, Inc.              $    924,200
              37,000    Home Depot, Inc.                      1,200,280
               7,000    Johnson Controls, Inc.                  826,770
              27,000    Thor Industries, Inc.                 1,214,730
              31,500    TJX Cos., Inc.                          915,705
                                                           ------------
                                                              5,081,685
                                                           ------------

            CONSUMER STAPLES -- 5.4%
              10,000    Altria Group, Inc.                      695,300
              25,000    Wal-Mart Stores, Inc.                 1,091,250
                                                           ------------
                                                              1,786,550
                                                           ------------

            ENERGY -- 15.2%
              10,000    Anadarko Petroleum Corp.                537,500
              29,000    Chesapeake Energy Corp.               1,022,540
              14,950    Chevron Corp.                         1,399,021
              17,000    ConocoPhillips                        1,492,090
               6,000    Exxon Mobil Corp.                       555,360
                                                           ------------
                                                              5,006,511
                                                           ------------

            FINANCIAL -- 15.5%
              11,100    American International Group, Inc.      750,915
              24,000    Bank of America Corp.                 1,206,480
              23,350    Citigroup, Inc.                       1,089,745
               6,000    Duke Realty Corp. REIT                  202,860
              25,000    First Marblehead Corp.                  948,250
               5,000    Hospitality Properties Trust REIT       203,250
              20,000    Wells Fargo & Co.                       712,400
                                                           ------------
                                                              5,113,900
                                                           ------------
            HEALTH CARE -- 15.9%
              15,000    Amgen, Inc.(a)                          848,550
              20,000    Covidien, Ltd.                          830,000
              24,000    Johnson & Johnson                     1,576,800
              14,000    Medtronic, Inc.                         789,740
              50,000    Pfizer, Inc.                          1,221,500
                                                           ------------
                                                              5,266,590
                                                           ------------

                                 SECURITY
             SHARES             DESCRIPTION               VALUE
            -------- --------------------------------- ------------

            INDUSTRIALS -- 13.8%
               8,000 3M Co.                            $    748,640
               9,000 General Dynamics Corp.                 760,230
              25,000 Graco, Inc.                            977,750
              23,000 Ingersoll-Rand Co., Ltd., Class A    1,252,810
              10,000 United Technologies Corp.              804,800
                                                       ------------
                                                          4,544,230
                                                       ------------

            TECHNOLOGY -- 17.2%
              36,000 Cisco Systems, Inc.(a)               1,191,960
               8,000 IBM                                    942,400
              51,000 Intel Corp.                          1,318,860
              35,000 Nokia OYJ, ADR                       1,327,550
              42,000 Oracle Corp.(a)                        909,300
                                                       ------------
                                                          5,690,070
                                                       ------------
            Total Common Stock
             (cost $24,545,921)                          32,489,536
                                                       ------------

             PRINCIPAL                  RATE  MATURITY
             ---------                  ----  --------
             MORTGAGE-BACKED SECURITIES -- NM
             $200,000  GNMA Pool 394795
                        (cost $3,892)   7.50% 10/15/10       3,977
                                                       -----------

             SHORT-TERM INVESTMENTS -- 1.7%
             MONEY MARKET DEPOSIT ACCOUNT -- 1.7%
              548,717  Citibank Money Market Deposit,
                        4.72%                              548,717
                                                       -----------

                                 SECURITY
            SHARES              DESCRIPTION
            ------  -----------------------------------
            MONEY MARKET FUND -- NM
            5,717   Citi/SM/ Institutional Trust Liquid
                     Reserves, Class A, 5.28%                 5,717
                                                        -----------
            Total Short-Term Investments
             (Cost $ 554,434)                               554,434
                                                        -----------
            Total Investments -- 100.1%
             (cost $25,104,247)*                        $33,047,947
            Other Assets and Liabilities, Net -- (0.1)%     (45,082)
                                                        -----------
            NET ASSETS -- 100.0%                        $33,002,865
                                                        ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

                       PORTFOLIO HOLDINGS
                       % OF TOTAL INVESTMENTS

                       Consumer Cyclical           15.4%
                       Consumer Staples             5.4%
                       Energy                      15.1%
                       Financial                   15.5%
                       Health Care                 15.9%
                       Industrials                 13.8%
                       Technology                  17.2%
                       Mortgage-Backed Securities     NM
                       Short-Term Investments       1.7%
                                                  ------
                                                  100.0%
                                                  ======

-----------------
ADR  American Depositary Receipt
GNMA Government National Mortgage Association
REIT Real Estate Investment Trust
NM   Not Material -- Less than 0.1%

(a)Non-income producing security
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $8,487,599
                   Gross Unrealized Depreciation   (543,899)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $7,943,700
                                                 ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

ASSETS
   Total investments, at value
    (Cost $25,104,247)                                                $33,047,947
   Receivables:
    Fund shares sold                                                       50,325
    Interest and dividends                                                 75,905
    Prepaid expenses                                                        5,497
                                                                      -----------
Total Assets                                                           33,179,674
                                                                      -----------
LIABILITIES
   Payables:
    Dividends                                                              97,950
    Fund shares redeemed                                                    2,000
   Accrued Liabilities:
    Investment adviser fees                                                16,006
    Administration fees                                                    11,325
    Directors' fees and expenses                                              274
    Other                                                                  49,254
                                                                      -----------
Total Liabilities                                                         176,809
                                                                      -----------
NET ASSETS                                                            $33,002,865
                                                                      ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $24,441,215
   Undistributed (distributions in excess of) net investment income        (2,454)
   Accumulated net realized gain (loss) on investments                    620,404
   Unrealized appreciation (depreciation) on investments                7,943,700
                                                                      -----------
NET ASSETS                                                            $33,002,865
                                                                      ===========
SHARES OF BENEFICAL INTEREST (UNLIMITED SHARES AUTHORIZED)              2,202,857
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $     14.98
                                                                      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (Net of foreign taxes withholding of $3,529)          $  371,080
   Interest income                                                           14,343
                                                                         ----------
Total Investment Income                                                     385,423
                                                                         ----------
EXPENSES
   Investment advisory fees                                                  97,152
   Administration fees                                                       48,057
   Transfer agent fees                                                       15,459
   Custody fees                                                               4,915
   Accounting fees                                                           12,292
   Registration fees                                                          5,035
   Professional fees                                                         23,255
   Trustees' fees and expenses                                                  688
   Compliance services fees                                                  14,105
   Reporting fees                                                             8,095
   Interest expense                                                              82
   Miscellaneous expenses                                                     3,536
                                                                         ----------
Net Expenses                                                                232,671
                                                                         ----------
NET INVESTMENT INCOME (LOSS)                                                152,752
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                  623,222
   Net change in unrealized appreciation (depreciation) on investments    2,515,921
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    3,139,143
                                                                         ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $3,291,895
                                                                         ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                                  SEPTEMBER 30, 2007 MARCH 31, 2007
                                                                                  ------------------ --------------
OPERATIONS:
  Net investment income (loss)                                                       $   152,752      $    99,459
  Net realized gain (loss) on investments                                                623,222          498,561
  Net change in unrealized appreciation (depreciation) on investments                  2,515,921          614,418
                                                                                     -----------      -----------
Increase (Decrease) in net assets resulting from Operations                            3,291,895        1,212,438
                                                                                     -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                                 (157,660)         (84,423)
  Net realized gain on investments                                                            --         (371,469)
                                                                                     -----------      -----------
Total Distributions to Shareholders                                                     (157,660)        (455,892)
                                                                                     -----------      -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                                         664,085          835,485
  Transactions due to acquisitions                                                            --       12,198,245
  Reinvestment of distributions                                                           81,359          232,731
  Redemption of shares                                                                (1,253,310)      (2,446,229)
                                                                                     -----------      -----------
Increase (Decrease) from Capital Share Transactions                                     (507,866)      10,820,232
                                                                                     -----------      -----------
Increase (Decrease) in Net Assets                                                      2,626,369       11,576,778
NET ASSETS:
  Beginning of period                                                                 30,376,496       18,799,718
                                                                                     -----------      -----------
  End of period (a)                                                                  $33,002,865      $30,376,496
                                                                                     ===========      ===========
SHARE TRANSACTIONS
  Sale of shares                                                                          45,738           62,498
  Transactions due to acquisitions                                                            --          886,497
  Reinvestment of distributions                                                            5,474           16,882
  Redemption of shares                                                                   (86,096)        (187,277)
                                                                                     -----------      -----------
                                                                                         (34,884)         778,600
                                                                                     -----------      -----------
 (a) Accumulated undistributed (distributions in excess of) net investment income    $    (2,461)     $     2,454
                                                                                     ===========      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                  SIX MONTH
                                                 PERIOD ENDED                  YEARS ENDED MARCH 31,
                                              ------------------ -----------------------------------------------
                                              SEPTEMBER 30, 2007    2007       2006      2005     2004     2003
                                              ------------------    ----       ----      ----     ----     ----
NET ASSET VALUE, BEGINNING OF YEAR                 $ 13.57       $ 12.88    $ 12.04    $ 11.77  $  9.51  $ 12.97
                                                   -------       -------    -------    -------  -------  -------
INVESTMENT OPERATIONS
  Net investment income (loss)                        0.07(a)       0.07(a)    0.08(a)    0.19     0.23     0.26
  Net realized and unrealized gain (loss) on
   investments                                        1.46          0.96       0.82       0.27     2.23    (3.34)
                                                   -------       -------    -------    -------  -------  -------
Total from Investment Operations                      1.53          1.03       0.90       0.46     2.46    (3.08)
                                                   -------       -------    -------    -------  -------  -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                              (0.12)        (0.06)     (0.06)     (0.18)   (0.19)   (0.25)
  Net realized investment gains                         --         (0.28)        --         --       --    (0.13)
  Return of capital                                     --            --         --      (0.01)   (0.01)      --
                                                   -------       -------    -------    -------  -------  -------
Total Distributions to Shareholders                  (0.12)        (0.34)     (0.06)     (0.19)   (0.20)   (0.38)
                                                   -------       -------    -------    -------  -------  -------
NET ASSET VALUE, END OF YEAR                       $ 14.98       $ 13.57    $ 12.88    $ 12.04  $ 11.77  $  9.51
                                                   =======       =======    =======    =======  =======  =======
TOTAL RETURN                                         11.16%(b)      7.98%      7.51%      3.91%   25.92%  (23.84)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)        $33,003       $30,376    $18,800    $18,187  $18,335  $13,923
Ratios to Average Net Assets:
  Net investment income (loss)                        0.94%(c)      0.54%      0.66%      1.56%    2.15%    2.41%
  Net expenses                                        1.44%(c)      1.36%      1.37%      1.31%    1.22%    1.46%
  Gross expenses(d)                                   1.44%(c)      1.85%      1.89%      1.81%    1.72%    1.71%
PORTFOLIO TURNOVER RATE                                 33%(b)        46%        85%        48%      33%      37%

(a)Calculated based upon average shares outstanding during the period.
(b)Not Annualized.
(c)Annualized.
(d)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Payson Total Return Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

On March 23, 2007 the Fund acquired all the net assets of the Payson Value Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

                    DATE OF                SHARES  UNREALIZED
                  CONTRIBUTION NET ASSETS  ISSUED     GAIN
                  ------------ ----------  ------  ----------
                   3/23/2007   $12,198,245 886,497 $3,150,150

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund has not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-H.M. Payson & Co. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the average daily net assets.

DISTRIBUTION-Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------


OTHER SERVICES-Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

OFFICERS-Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended September 30, 2007, were as follows:

                       NON US GOVERNMENT     US GOVERNMENT
                          OBLIGATIONS         OBLIGATIONS
                    ----------------------- ---------------
                     PURCHASES     SALES    PURCHASES SALES
                     ---------     -----    --------- -----
                    $10,538,355 $10,937,570    $--    $575

NOTE 5. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2007, distributed earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income          $    6,728
               Unrealized Appreciation (Depreciation)  5,434,433
                                                      ----------
               Total                                  $5,441,161
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 6. OTHER INFORMATION

On September 30, 2007, two shareholders held approximately 44% of the Fund's outstanding shares. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the June 15, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Citigroup, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board received a presentation from a senior representative of the Adviser and discussed the Adviser's personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement. The Board considered the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services also were considered as well as any lapses in performance or compliance matters. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser. The Board then reviewed the Adviser's financial stability and concluded that the Adviser was financially able to provide investment advisory services to the Fund.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board specifically considered the decreased costs to the Fund since the merger of the Payson Value Fund with Payson Total Return Fund. In addition, the Adviser reviewed with the Board the total expense comparison prior to the merger of the Funds with a projection of the Fund's future expenses. After discussion, the Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's contractual advisory fee rate was higher than the mean advisory fee and lower than the median advisory fee for its Lipper Inc. peer group and its total expense ratio was higher than the mean and

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

median expense ratios for its Lipper Inc. peer group. The Board recognized, however, that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those included in the advisory fees paid by other funds, especially in light of the recent merger of the Payson Total Return Fund and Payson Value Fund. Specifically the Board noted that the merger resulted in the projected reduction of the Fund's expenses, due in part to the merged Fund requiring less time and attention to manage going forward as compared to the two non-merged Funds. In light of these factors, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

PERFORMANCE

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance goal, which includes preservation of capital, and is measured against the S&P 500 Index. The Board considered the Fund's performance in light of the merger of the Payson Total Return Fund and the Payson Value Fund, which became effective March 23, 2007. The Adviser noted that both Funds had underperformed their benchmark for the three- and six-month periods and one-, three-, and five-year periods ended March 31, 2007. The Board, however, noted the Adviser's explanation concerning each Fund's underperformance, including their defensive investment strategy and the Adviser's discussion of its underperformance in light of little or no representation in the sectors producing the highest returns in the S&P 500 Index for the 2006 period: utilities, telecommunications, and basic materials. The Board concluded that, based on Payson's explanation, the Fund's performance was reasonable in comparison to its peers and benchmark. The Board also concluded that the Fund benefited from the Adviser's management of the Fund.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale. In this regard, the Board noted that the investment advisory fee for the Fund going forward after the merger would be 0.60% of assets under management, which is less than the average of the Payson Total Return Fund and Payson Value Fund before the merger. The Adviser noted that additional economies of scale could be experienced only upon a significant increase in assets under management. The Board considered the size of the Fund and concluded that it would not be currently necessary to consider the implementation of fee breakpoints unless and until the time that assets under management are considerably larger.

OTHER BENEFITS

The Board noted that the Adviser represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund was not a material factor to consider in approving the continuation of the Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangement between the Fund and the Adviser as provided in the Advisory Agreement, was fair and

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------

reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007, through September 30, 2007.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2007

--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                        BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES   ANNUALIZED
                              VALUE             VALUE        PAID DURING  EXPENSE
                          APRIL 1, 2007   SEPTEMBER 30, 2007   PERIOD*     RATIO*
                        ----------------- ------------------ ----------- ----------
   Actual Return            $1,000.00         $1,111.62         $7.60       1.44%
   Hypothetical Return      $1,000.00         $1,017.80         $7.26       1.44%

  * Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 366 to reflect the half-year period.

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                                   130-SR-0907

FOR MORE INFORMATION
                           PAYSON TOTAL RETURN FUND

                                P.O. BOX 182218
                            COLUMBUS, OH 43218-2218
                                 800-805-8258
                               WWW.HMPAYSON.COM
         [LOGO]

      H.M.Payson & Co.
      ESTABLISHED 1854

  A MAINE TRUST COMPANY &
REGISTERED INVESTMENT ADVISOR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11.CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment
       Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

 (b)   Certifications pursuant to Rule 30a-2(b) of the Investment
       Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant      Forum Funds

By   /s/ Simon D. Collier
     -------------------------------------------------------
     Simon D. Collier, Principal Executive Officer

Date 11/27/07
     ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Simon D. Collier
     -------------------------------------------------------
     Simon D. Collier, Principal Executive Officer

Date 11/27/07
     ----------------------------

By   /s/ Trudance L.C. Bakke
     -------------------------------------------------------
     Trudance L.C. Bakke, Principal Financial Officer

Date 11/27/07
     ----------------------------